    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998.


                                               1933 ACT REGISTRATION NO. 2-60330
                                              1940 ACT REGISTRATION NO. 811-2786
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE

               SECURITIES ACT OF 1933                                   [ ]
            Pre-Effective Amendment No.  _                              [ ]


            Post-Effective Amendment No. 34                             [X]
                                        and/or


            REGISTRATION STATEMENT UNDER THE
               INVESTMENT COMPANY ACT OF 1940                           [ ]


            Amendment No. 34                                            [X]


                        (Check appropriate box or boxes)
                               ------------------

                            KEMPER HIGH YIELD SERIES

               (Exact name of Registrant as Specified in Charter)


           222 South Riverside Plaza, Chicago, Illinois                  60606
              (Address of Principal Executive Office)                 (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

Philip J. Collora, Vice President and Secretary                  With a copy to:
            Kemper High Yield Series                            Cathy G. O'Kelly
           222 South Riverside Plaza                             David A. Sturms
            Chicago, Illinois 60606            Vedder, Price, Kaufman & Kammholz
    (Name and Address of Agent for Service)             222 North LaSalle Street
                                                         Chicago, Illinois 60601

     It is proposed that this filing will become effective (check appropriate box)


        [X] immediately upon filing pursuant to paragraph (b)



        [ ] on (date) pursuant to paragraph (b)


        [ ] 60 days after filing pursuant to paragraph (a)(1)

        [ ] 75 days after filing pursuant to paragraph (a)(2)

        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                            KEMPER HIGH YIELD SERIES

                             CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART A
                          OF FORM N-1A AND PROSPECTUS


     ITEM NUMBER
     OF FORM N-1A                                 LOCATION IN PROSPECTUS
     ------------                                 ----------------------
 1.  Cover Page...............................    Cover Page
 2.  Synopsis.................................    Summary; Summary of Expenses; Supplement to
                                                  Prospectus
 3.  Condensed Financial Information..........    Financial Highlights; Performance; Supplement to
                                                  Prospectus
 4.  General Description of Registrant........    Summary; Investment Objective, Policies and Risk
                                                  Factors; Appendices
 5.  Management of the Fund...................    Summary; Investment Manager and Underwriter;
                                                  Supplement to Prospectus
5A.  Management's Discussion of Fund
     Performance..............................    Performance
 6.  Capital Stock and Other Securities.......    Summary; Dividends and Taxes; Purchase of Shares;
                                                  Capital Structure; Supplement to Prospectus
 7.  Purchase of Securities Being Offered.....    Summary; Investment Manager and Underwriter; Net
                                                  Asset Value; Purchase of Shares; Special Features;
                                                  Supplement to Prospectus
 8.  Redemption or Repurchase.................    Summary; Redemption or Repurchase of Shares
 9.  Pending Legal Proceedings................    Inapplicable

                       KEMPER HIGH YIELD OPPORTUNITY FUND


                            SUPPLEMENT TO PROSPECTUS


                            DATED DECEMBER 30, 1997



FINANCIAL HIGHLIGHTS



     The table below shows financial information for the Kemper High Yield Opportunity Fund expressed in terms of one share outstanding throughout the period. The unaudited financial statements contained in the Fund's Semiannual Report to Shareholders for the period from October 1, 1997 to March 31, 1998 are incorporated herein by reference and may be obtained by writing or calling the Fund.



                                                                  OCTOBER 1, 1997 TO MARCH 31, 1998
                                                          --------------------------------------------------
                                                          CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                          --------------    --------------    --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $ 9.50              9.50              9.50
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          .36               .32               .32
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized (gain)                             .46               .46               .46
------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .82               .78               .78
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                        .29               .25               .25
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gains                           .03               .03               .03
------------------------------------------------------------------------------------------------------------
Total dividends                                                  .32               .28               .28
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $10.00            $10.00            $10.00
------------------------------------------------------------------------------------------------------------
Total Return (not annualized)                                   8.74%             8.34              8.35
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                        1.44%             2.28              2.25
------------------------------------------------------------------------------------------------------------
Net investment income                                           7.99%             7.15              7.18
------------------------------------------------------------------------------------------------------------



                                                                ALL CLASSES
                                                                -----------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                      $   16,188
---------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                   309%
---------------------------------------------------------------------------



NOTE: Total return does not reflect the effect of any sales charges.



April 30, 1998


KHYOF-1A     4/98


KDI 804053                                       (LOGO)PRINTED ON RECYCLED PAPER

      KEMPER EQUITY FUNDS/GROWTH STYLE                                KEMPER INCOME FUNDS
       Kemper Aggressive Growth Fund                      Kemper Adjustable Rate U.S. Government Fund
           Kemper Blue Chip Fund                                 Kemper Diversified Income Fund
             Kemper Growth Fund                              Kemper U.S. Government Securities Fund
      Kemper Quantitative Equity Fund                               Kemper High Yield Series
  Kemper Small Capitalization Equity Fund                    comprised of the following two series:
           Kemper Technology Fund                                    Kemper High Yield Fund
          Kemper Total Return Fund                             Kemper High Yield Opportunity Fund
       Kemper Value Plus Growth Fund                      Kemper Income and Capital Preservation Fund
          SUPPLEMENT TO PROSPECTUS                     Kemper Portfolios including the following series:
          DATED DECEMBER 31, 1996                                  Kemper U.S. Mortgage Fund
         -------------------------                         Kemper Short-Intermediate Government Fund
         KEMPER GLOBAL INCOME FUND                                  SUPPLEMENT TO PROSPECTUS
         KEMPER INTERNATIONAL FUND                                  DATED DECEMBER 30, 1997
          SUPPLEMENT TO PROSPECTUS                                 -------------------------
            DATED MARCH 1, 1997                                    KEMPER CASH RESERVES FUND
         -------------------------                              (A SERIES OF KEMPER PORTFOLIOS)
                                                                    SUPPLEMENT TO PROSPECTUS
                                                                    DATED DECEMBER 30, 1997
                                                                   -------------------------
                                                                    KEMPER ASIAN GROWTH FUND
                                                                    SUPPLEMENT TO PROSPECTUS
                                                                      DATED APRIL 1, 1997
                                                                   -------------------------

                         KEMPER TAX-FREE INCOME FUNDS
                    Kemper National Tax-Free Income Series
                    comprised of the following two series:
                          Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                      Kemper State Tax-Free Income Series
                   comprised of the following eight series:
                    Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                     Kemper Michigan Tax-Free Income Fund
                    Kemper New Jersey Tax-Free Income Fund
                     Kemper New York Tax-Free Income Fund
                       Kemper Ohio Tax-Free Income Fund
                   Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                           SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 26, 1997

INVESTMENT MANAGER AND UNDERWRITER

Pursuant to the terms of an agreement, Zurich Insurance Company ("Zurich"), the parent of the Funds' investment adviser, Zurich Kemper Investments, Inc. ("ZKI") and Scudder, Stevens & Clark, Inc. ("Scudder") have formed a new global investment organization by combining Scudder's business with that of ZKI, and Scudder has changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper, 280 Park Avenue, 40th floor, New York, New York 10017, now manages in excess of $200 billion.

Because the transaction between Scudder and Zurich resulted in the assignment of each Fund's investment management agreement between ZKI and each respective Fund, each of those agreements was deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between each Fund and Scudder Kemper were approved by each respective Fund's Board of Trustees. A special meeting of shareholders (the "Special Meeting") of each Fund was held in December, 1997, at which time the shareholders also approved the new investment management agreements. The new investment management agreements (each an "Investment Management Agreement" and, collectively, the "Investment Management Agreements") are all effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement.

Each Fund's Investment Management Agreement is substantially similar to the corresponding investment management agreement terminated by the transaction, except that Scudder Kemper is the new investment adviser to each Fund, the management fee (except with respect to Kemper Small Capitalization Equity Fund and Kemper Aggressive Growth Fund) is calculated monthly at 1/12 of the applicable annual rate based upon the average daily net assets for such month, and, for each Fund except Kemper Municipal Bond Fund, Kemper U.S. Government Securities Fund and Kemper California Tax-Free Income Fund, the expense limitation has been deleted because there are no longer any state expense limitations in effect. In addition, for Funds investing in foreign securities, except for Kemper International Fund, Kemper Global Income Fund, and Kemper Asian Growth Fund, each Fund's respective sub-advisory agreement with Zurich Investment Management Limited ("ZIML") has been terminated and Scudder Kemper has assumed the duties previously performed by ZIML under each such Fund's respective sub-advisory agreement. For Kemper Value Plus Growth Fund, the Fund's sub-advisory agreement with Zurich Kemper Value Advisors, Inc. ("ZKVA") has been terminated and Scudder Kemper has assumed the duties previously performed by ZKVA under the Fund's sub-advisory agreement.

In addition, under a separate agreement between each Fund and Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, SFAC, rather than each Fund's investment manager, will compute the net asset value for each Fund. SFAC does not charge the Funds for this service; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

CAPITAL STRUCTURE

Pending shareholder approval, except for Kemper Technology Fund, Kemper U.S. Government Securities Fund, Kemper High Yield Opportunity Fund, Kemper Municipal Bond Fund, Kemper California Tax-Free Income Fund, Kemper Florida Tax-Free Income Fund, Kemper Michigan Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, and Kemper Pennsylvania Tax-Free Income Fund, which have obtained shareholder approval, rather than invest in securities directly, each of the Funds may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of each Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

SUMMARY OF EXPENSES

The "Example" in the prospectus for Class B Shares and Class C Shares of certain of the Funds is amended in part as follows:

                                CLASS B SHARES

EXAMPLE(1)                         FUND                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                         ----                                       ------    -------    -------    --------
You would pay the following        Aggressive Growth                           $64       $103       $145        $224
expenses on a $1,000               Blue Chip                                    61         95        132         201
investment, assuming               Growth                                       61         94        130         189
(1) 5% annual return and           Quantitative Equity                          63        101        141         222
(2) redemption at the end of       Small Capitalization Equity                  62         97        135         196
each time period:                  Technology                                   59         89        121         170
                                   Total Return                                 60         92        127         185
                                   Value Plus Growth                            65        106        150         237
                                   Global Income                                62         97        135         215
                                   International                                66        109        155         245
                                   Asian Growth                                 67        113        162         259
                                   Municipal Bond                               56         79        104         139
                                   Intermediate Municipal Bond                  58         85        115         167
                                   California Tax-Free Income                   56         81        108         150
                                   Florida Tax-Free Income                      57         82        110         153
                                   Michigan Tax-Free Income                     58         85        115         167
                                   New Jersey Tax-Free Income                   58         85        115         167
                                   New York Tax-Free Income                     57         83        111         155
                                   Ohio Tax-Free Income                         52         84        112         160
                                   Pennsylvania Tax-Free Income                 58         84        114         166
                                   Texas Tax-Free Income                        58         84        114         163

You would pay the following        Aggressive Growth                           $43       $ 73       $125        $224
expenses on the same               Blue Chip                                    21         65        112         201
investment, assuming no            Growth                                       21         64        110         189
redemption:                        Quantitative Equity                          23         71        121         222
                                   Small Capitalization Equity                  22         67        115         196
                                   Technology                                   19         59        101         170
                                   Total Return                                 20         62        107         185
                                   Value Plus Growth                            25         76        130         237
                                   Global Income                                22         67        115         215
                                   International                                26         79        135         245
                                   Asian Growth                                 27         83        142         259
                                   Municipal Bond                               16         49         84         139
                                   Intermediate Municipal Bond                  18         55         95         167
                                   California Tax-Free Income                   16         51         88         150
                                   Florida Tax-Free Income                      17         52         90         153
                                   Michigan Tax-Free Income                     18         55         95         168
                                   New Jersey Tax-Free Income                   18         55         95         168
                                   New York Tax-Free Income                     17         53         91         155
                                   Ohio Tax-Free Income                         17         54         92         160
                                   Pennsylvania Tax-Free Income                 18         54         94         166
                                   Texas Tax-Free Income                        18         54         94         163

(1) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares" in the prospectus for more information regarding the calculation of the contingent deferred sales charge.

                                 CLASS C SHARES

EXAMPLE(2)                         FUND                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                         ----                                       ------    -------    -------    --------
You would pay the following        Aggressive Growth                           $33        $72       $123        $264
expenses on a $1,000               Blue Chip                                    31         64        110         238
investment, assuming (1) 5%        Growth                                       30         61        105         227
annual return and                  Quantitative Equity                          33         70        119         256
(2) redemption at the end of       Small Capitalization Equity                  32         67        115         248
each time period:                  Technology                                   28         57         99         214
                                   Total Return                                 29         59        102         221
                                   Value Plus Growth                            34         73        126         269
                                   Global Income                                31         65        111         239
                                   International                                35         78        133         284
                                   Asian Growth                                 37         82        140         297
                                   Municipal Bond                               26         48         83         182
                                   Intermediate Municipal Bond                  28         54         94         204
                                   California Tax-Free Income                   26         50         87         190
                                   Florida Tax-Free Income                      27         52         89         194
                                   Michigan Tax-Free Income                     28         54         94         204
                                   New Jersey Tax-Free Income                   28         54         94         204
                                   New York Tax-Free Income                     27         52         90         195
                                   Ohio Tax-Free Income                         27         53         91         199
                                   Pennsylvania Tax-Free Income                 27         54         93         202
                                   Texas Tax-Free Income                        27         54         93         202

You would pay the following        Aggressive Growth                           $23        $72       $123        $264
expenses on the same               Blue Chip                                    21         64        110         238
investment, assuming no            Growth                                       20         61        105         227
redemption:                        Quantitative Equity                          23         70        119         256
                                   Small Capitalization Equity                  22         67        115         248
                                   Technology                                   18         57         99         214
                                   Total Return                                 19         59        102         221
                                   Value Plus Growth                            24         73        126         269
                                   Global Income                                21         65        111         239
                                   International                                25         78        133         284
                                   Asian Growth                                 27         82        140         297
                                   Municipal Bond                               16         48         83         182
                                   Intermediate Municipal Bond                  18         54         94         204
                                   California Tax-Free Income                   16         50         87         190
                                   Florida Tax-Free Income                      17         52         89         194
                                   Michigan Tax-Free Income                     18         54         94         204
                                   New Jersey Tax-Free Income                   18         54         94         204
                                   New York Tax-Free Income                     17         52         90         195
                                   Ohio Tax-Free Income                         17         53         91         199
                                   Pennsylvania Tax-Free Income                 17         54         93         202
                                   Texas Tax-Free Income                        17         54         93         202

(2) The contingent deferred sales charge was applied as follows: 1 year (1%), 3 years (0%), 5 years (0%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Shares" in the prospectus.

December 31, 1997
KMF-1Q                                           (LOGO)PRINTED ON RECYCLED PAPER

TABLE OF CONTENTS
-----------------------------------------------
Summary                                       1
-----------------------------------------------
Summary of Expenses                           3
-----------------------------------------------
Financial Highlights                          5
-----------------------------------------------
Investment Objectives, Policies and Risk
  Factors                                    14
-----------------------------------------------
Investment Manager and Underwriter           33
-----------------------------------------------
Dividends and Taxes                          37
-----------------------------------------------
Net Asset Value                              38
-----------------------------------------------
Purchase of Shares                           39
-----------------------------------------------
Redemption or Repurchase of Shares           45
-----------------------------------------------
Special Features                             49
-----------------------------------------------
Performance                                  52
-----------------------------------------------
Capital Structure                            54
-----------------------------------------------
Appendix--Portfolio Composition              56
-----------------------------------------------



This combined prospectus of the Kemper Income Funds contains information about each of the Funds that you should know before investing and should be retained for future reference. A Statement of Additional Information dated December 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address or telephone number on this cover or the firm from which this prospectus was obtained.


THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                             [KEMPER FUNDS LOGO]

KEMPER
INCOME
FUNDS


PROSPECTUS December 30, 1997


KEMPER INCOME FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048


This prospectus describes a choice of eight income investment portfolios managed by Zurich Kemper Investments, Inc.


KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

KEMPER DIVERSIFIED INCOME FUND

KEMPER U.S. GOVERNMENT SECURITIES FUND
KEMPER HIGH YIELD FUND
KEMPER HIGH YIELD OPPORTUNITY FUND
KEMPER INCOME AND CAPITAL PRESERVATION FUND
KEMPER U.S. MORTGAGE FUND
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND


Kemper U.S. Mortgage Fund and Kemper Short-Intermediate Government Fund are each a series of Kemper Portfolios. Kemper High Yield Fund and Kemper High Yield Opportunity Fund are each a series of Kemper High Yield Series.


KEMPER DIVERSIFIED INCOME FUND MAY AND KEMPER HIGH YIELD FUND AND KEMPER HIGH YIELD OPPORTUNITY FUND DO INVEST PRIMARILY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS.

KEMPER INCOME FUNDS

222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY


INVESTMENT OBJECTIVES. The eight open-end, diversified, management investment companies or portfolios thereof (the "Funds") covered in this combined prospectus are as follows:


KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND (the "Adjustable Rate Fund") seeks high current income consistent with low volatility of principal.


KEMPER DIVERSIFIED INCOME FUND (the "Diversified Fund") seeks a high current return.


KEMPER U.S. GOVERNMENT SECURITIES FUND (the "Government Fund") seeks high current income, liquidity and security of principal.

KEMPER HIGH YIELD FUND (the "High Yield Fund") seeks the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the Fund's investment manager considers consistent with reasonable risk.

KEMPER HIGH YIELD OPPORTUNITY FUND (the "Opportunity Fund") seeks total return through high current income and capital appreciation.

KEMPER INCOME AND CAPITAL PRESERVATION FUND (the "Income and Capital Fund") seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio.


KEMPER U.S. MORTGAGE FUND (the "Mortgage Fund") seeks maximum current return from U.S. Government securities.


KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND (the "Short-Intermediate Government Fund") seeks, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short and intermediate-term U.S. Government securities.


Each Fund may engage in options and financial futures transactions. The Diversified, High Yield, Income and Capital and Opportunity Funds each may invest a portion of its assets in foreign securities and engage in related foreign currency transactions. See "Investment Objectives, Policies and Risk Factors."



RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. Investors should note that investments in high yield securities by certain Funds (principally the Diversified, High Yield and Opportunity Funds) entail relatively greater risk of loss of income and principal than investments in higher rated securities and market prices of high yield securities may fluctuate more than market prices of higher rated securities. Foreign investments by certain Funds involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. There are special risks associated with options, financial futures, foreign currency and other derivative transactions and there is no assurance that use of those investment techniques will be successful. The Opportunity Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value of any increase or decrease in the market value of the Fund's portfolio. The government guarantee of the U.S. Government securities in which certain Funds invest (principally the Adjustable Rate, Government, Mortgage and Short-Intermediate Government Funds) does not guarantee the market value of the shares of such Funds. Normally, the value of investments in U.S. Government securities, as with most debt securities, varies inversely with changes in interest rates. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. Each Fund provides investors with the option of purchasing shares in the following ways:

Class A Shares............................  Offered at net asset value plus a maximum sales charge of
                                            4.5% (3.5% for the Adjustable Rate and Short-Intermediate
                                            Government Funds) of the offering price. Reduced sales
                                            charges apply to purchases of $100,000 or more. Class A
                                            shares purchased at net asset value under the Large Order
                                            NAV Purchase Privilege may be subject to a 1% contingent
                                            deferred sales charge if redeemed within one year of
                                            purchase and a .50% contingent deferred sales charge if
                                            redeemed during the second year of purchase.
Class B Shares............................  Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.
Class C Shares............................  Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1%
                                            contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into
                                            another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and each investment thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Zurich Kemper Investments, Inc. ("ZKI") serves as investment manager for each Fund. ZKI is paid an investment management fee by each Fund based upon the average daily net assets of that Fund at an effective annual rate that differs for each Fund. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is the sub-adviser for each of the Diversified, High Yield, Income and Capital and Opportunity Funds and is paid by ZKI a fee of .30% of the portion of the average daily net assets of that Fund allocated by ZKI to ZIML for management. ZIML is not expected to continue as sub-adviser after the closing of the acquisition of Scudder, Stevens & Clark, Inc. ("Scudder") by Zurich Insurance Company ("Zurich"). For further details see "Investment Manager and Underwriter." Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of ZKI, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, KDI receives a Rule 12b-1 distribution fee of .75 of 1% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under administrative services agreements with KDI. Each Fund pays an administrative services fee at the annual rate of up to .25 of 1% of average daily net assets of each class of the Fund, which KDI pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."

DIVIDENDS. Each Fund normally distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

GENERAL. In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL     CLASS A               CLASS B             CLASS C
FUNDS)(1)                                               -------               -------             -------
Maximum Sales Charge on Purchases
  (as a percentage of offering price)..................
                                                        3.5*/4.5%(2)  None                         None
Maximum Sales Charge on Reinvested Dividends...........     None      None                         None
Redemption Fees........................................     None      None                         None
Exchange Fee...........................................     None      None                         None
Deferred Sales Charge (as a percentage of redemption
  proceeds)............................................     None(3)   4% during the first        1% during
                                                                      year, 3% during the        the first
                                                                      second and third years,      year
                                                                      2% during the fourth and
                                                                      fifth years and 1% in
                                                                      the sixth year

* 3.5% APPLIES TO THE ADJUSTABLE RATE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS ONLY.
---------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."

(2) Reduced sales charges apply to purchases of $100,000 or more. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

                                 CLASS A SHARES


                                                                                INCOME                                SHORT-
ANNUAL FUND                     ADJUSTABLE                              HIGH      AND                              INTERMEDIATE
OPERATING EXPENSES                 RATE      DIVERSIFIED   GOVERNMENT   YIELD   CAPITAL   MORTGAGE   OPPORTUNITY    GOVERNMENT
(as a percentage of average net    FUND         FUND          FUND      FUND     FUND       FUND        FUND           FUND
assets)                         ----------   -----------   ----------   -----   -------   --------   -----------   ------------
Management Fees................     .55%         .56%          .41%      .53%     .53%       .50%        .65%           .55%
12b-1 Fees.....................    None         None          None      None     None       None        None           None
Other Expenses(6)..............     .70%         .47%          .37%      .35%     .44%       .46%       1.20%           .64%
                                   ----         ----          ----      ----     ----       ----        ----           ----
Total Operating Expenses.......    1.25%        1.03%          .78%      .88%     .97%       .96%       1.85%          1.19%
                                   ====         ====          ====      ====     ====       ====        ====           ====


                                 CLASS B SHARES



                                                                                INCOME                                SHORT-
ANNUAL FUND                     ADJUSTABLE                              HIGH      AND                              INTERMEDIATE
OPERATING EXPENSES                 RATE      DIVERSIFIED   GOVERNMENT   YIELD   CAPITAL   MORTGAGE   OPPORTUNITY    GOVERNMENT
(as a percentage of average net    Fund         Fund          Fund      Fund     Fund       Fund        Fund           Fund
assets)                         ----------   -----------   ----------   -----   -------   --------   -----------   ------------
Management Fees................     .55%         .56%          .41%      .53%     .53%       .50%        .65%           .55%
12b-1 Fees(4)..................     .75%         .75%          .75%      .75%     .75%       .75%        .75%           .75%
Other Expenses(6)..............     .63%         .67%          .57%      .48%     .62%       .58%       1.33%           .72%
                                   ----         ----          ----      ----     ----       ----        ----           ----
Total Operating Expenses.......    1.93%        1.98%         1.73%     1.76%    1.90%      1.83%       2.73%          2.02%
                                   ====         ====          ====      ====     ====       ====        ====           ====


---------------

(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."

                                 CLASS C SHARES


ANNUAL FUND
                                                                                INCOME                                SHORT-
                                ADJUSTABLE                              HIGH      AND                              INTERMEDIATE
OPERATING EXPENSES                 RATE      DIVERSIFIED   GOVERNMENT   YIELD   CAPITAL   MORTGAGE   OPPORTUNITY    GOVERNMENT
(as a percentage of average net    FUND         FUND          FUND      FUND     FUND       FUND        FUND           FUND
assets)                         ----------   -----------   ----------   -----   -------   --------   -----------   ------------
Management Fees................     .55%         .56%          .41%      .53%     .53%       .50%        .65%           .55%
12b-1 Fees(5)..................     .75%         .75%          .75%      .75%     .75%       .75%        .75%           .75%
Other Expenses(6)..............     .58%         .54%          .52%      .43%     .58%       .46%       1.30%           .56%
                                   ----         ----          ----      ----     ----       ----        ----           ----
Total Operating Expenses.......    1.88%        1.85%         1.68%     1.71%    1.86%      1.71%       2.70%          1.86%
                                   ====         ====          ====      ====     ====       ====        ====           ====


---------------
(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

(6) "Other Expenses" have been estimated for the Opportunity Fund for the current fiscal year. These expenses include estimated interest expense of .60% of average net assets. Interest expense represents interest paid by the Opportunity Fund on borrowings for the purpose of making additional portfolio investments. Excluding interest expense, "Total Operating Expenses" would be for Class A, 1.25%, for Class B, 2.13%, and for Class C, 2.10%.


                                 CLASS A SHARES


                                              FUND                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ----                ------    -------    -------    --------
EXAMPLE
You would pay the following      Adjustable Rate                   $47       $ 73       $101        $181
expenses on a $1,000             Diversified                       $55       $ 76       $ 99        $165
investment, assuming (1) 5%      Government                        $53       $ 69       $ 86        $137
annual return and (2)            High Yield                        $54       $ 72       $ 92        $149
redemption at the end of each    Income and Capital                $54       $ 75       $ 96        $159
time period:                     Mortgage                          $54       $ 74       $ 96        $158
                                 Opportunity(7)                    $63       $101       $ --        $ --
                                 Short-Intermediate Government     $47       $ 71       $ 98        $174


                                 CLASS B SHARES


                                              FUND                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ----                ------    -------    -------    --------
EXAMPLE(8)
You would pay the following      Adjustable Rate                   $60       $ 91       $124        $192
expenses on a $1,000             Diversified                       $60       $ 92       $127        $183
investment, assuming (1) 5%      Government                        $58       $ 84       $114        $156
annual return and (2)            High Yield                        $58       $ 85       $115        $163
redemption at the end of each    Income and Capital                $59       $ 90       $123        $176
time period:                     Mortgage                          $59       $ 88       $119        $171
                                 Opportunity(7)                    $68       $115       $ --        $ --
                                 Short-Intermediate Government     $61       $ 93       $129        $194
You would pay the following      Adjustable Rate                   $20       $ 61       $104        $192
expenses on the same             Diversified                       $20       $ 62       $107        $183
investment, assuming no          Government                        $18       $ 54       $ 94        $156
redemption:                      High Yield                        $18       $ 55       $ 95        $163
                                 Income and Capital                $19       $ 60       $103        $176
                                 Mortgage                          $19       $ 58       $ 99        $171
                                 Opportunity(7)                    $28       $ 85       $ --        $ --
                                 Short-Intermediate Government     $21       $ 63       $109        $194


---------------

(7) For the Opportunity Fund, excluding interest expense discussed in footnote
    (6) above, expenses shown in the Example would be for Class A, $57 and $83, for Class B with redemption, $62 and $97, for Class B without redemption, $22 and $67, for Class C with redemption, $31 and $66, and for Class C without redemption, $21 and $66, respectively.


(8) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

                                 CLASS C SHARES


                                 FUND                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 ----                             ------    -------    -------    --------
EXAMPLE(9)
You would pay the following      Adjustable Rate                   $29        $59       $102        $220
expenses on a $1,000             Diversified                       $29        $58       $100        $217
investment,
assuming (1) 5% annual return    Government                        $27        $53       $ 91        $199
and (2) redemption at the end    High Yield                        $27        $54       $ 93        $202
of each time period:             Income and Capital                $29        $58       $101        $218
                                 Mortgage                          $27        $54       $ 93        $202
                                 Opportunity(7)                    $37        $84       $ --        $ --
                                 Short-Intermediate Government     $29        $58       $101        $218
You would pay the following      Adjustable Rate                   $19        $59       $102        $220
expenses on the same             Diversified                       $19        $58       $100        $217
investment,
assuming no redemption:          Government                        $17        $53       $ 91        $199
                                 High Yield                        $17        $54       $ 93        $202
                                 Income and Capital                $19        $58       $101        $218
                                 Mortgage                          $17        $54       $ 93        $202
                                 Opportunity(7)                    $27        $84       $ --        $ --
                                 Short-Intermediate Government     $19        $58       $101        $218


---------------

(9) The contingent deferred sales charge was applied as follows: 1 year (1%), 3 years (0%), 5 years (0%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables below show financial information for each Fund, except the Opportunity Fund, expressed in terms of one share outstanding throughout the period. The information in the table for each Fund is covered by the report of the Fund's independent auditors. The report for each Fund is contained in its Registration Statement and is available from that Fund. The financial statements contained in each Fund's 1997 Annual Report to Shareholders (except the Opportunity Fund) are incorporated herein by reference and may be obtained by writing or calling that Fund.

                              ADJUSTABLE RATE FUND


                                                                                                                     SEPTEMBER 1,
                                                                                 JULY 1 TO         YEAR ENDED          1987 TO
                                               YEAR ENDED AUGUST 31,             AUGUST 31,         JUNE 30,           JUNE 30,
                                     1997    1996   1995   1994   1993   1992       1991      1991    1990   1989        1988
CLASS A SHARES                       -----------------------------------------   ----------   --------------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                               $8.22   8.30   8.33   8.68   8.63    8.37      8.21       8.21   8.66    8.79       9.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                .45    .46    .48    .34    .47     .63       .13        .79    .81     .87        .52
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                               .09   (.09)  (.04)  (.29)  .02      .22       .17        .02   (.41)   (.08)      (.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       .54    .37    .44    .05   .49      .85       .30        .81    .40     .79        .38
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
    income                             .45   .45    .47    .40    .44      .59       .14        .81   .78      .85        .49
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized
    gain                                --    --     --     --     --       --        --         --   .07      .07        .10
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                        .45   .45    .47    .40    .44      .59       .14        .81   .85      .92        .59
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.31   8.22   8.30   8.33   8.68    8.63      8.37       8.21   8.21    8.66       8.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):        6.75%  4.55   5.52   .59    5.87   10.56      3.62      10.33   4.85    9.64       4.29
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A):
Expenses                              1.25%  1.15   1.10   .93    .21      .28      1.09       1.07   1.37    1.41       1.51
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                 5.50%  5.49   5.76   3.96   5.44    7.02      9.45       9.62   9.60   10.10       8.63
---------------------------------------------------------------------------------------------------------------------------------



                                                              CLASS B                                CLASS C
                                                   YEAR ENDED                              YEAR ENDED
                                                   AUGUST 31,           MAY 31 TO          AUGUST 31,          MAY 31 TO
                                               1997    1996   1995   AUGUST 31, 1994   1997   1996   1995   AUGUST 31, 1994
CLASS B & C SHARES                             -------------------   ---------------   ------------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $8.23   8.31   8.32        8.37         8.24   8.32   8.33        8.37
------------------------------------------------------------------------------------   ------------------------------------
Income from investment operations:
  Net investment income                          .39    .40    .43         .07          .39    .40    .43         .08
------------------------------------------------------------------------------------   ------------------------------------
  Net realized and unrealized gain (loss)        .09   (.09)  (.04)       (.04)         .09   (.09)  (.04)       (.04)
------------------------------------------------------------------------------------   ------------------------------------
Total from investment operations                 .48    .31    .39         .03          .48    .31    .39         .04
------------------------------------------------------------------------------------   ------------------------------------
Less distribution from net investment income     .39    .39    .40         .08          .39    .39    .40         .08
------------------------------------------------------------------------------------   ------------------------------------
Net asset value, end of period                 $8.32   8.23   8.31        8.32         8.33   8.24   8.32        8.33
------------------------------------------------------------------------------------   ------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                  5.96%  3.79   4.84         .34         5.98   3.82   4.89         .47
------------------------------------------------------------------------------------   ------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                        1.93%  1.89   1.85        1.96         1.88   1.89   1.79        1.88
------------------------------------------------------------------------------------   ------------------------------------
Net investment income                           4.82%  4.75   5.01        3.36         4.87   4.75   5.07        3.52
------------------------------------------------------------------------------------   ------------------------------------


                                                                                       JULY 1 TO
                                            YEAR ENDED AUGUST 31,                      AUGUST 31,     YEAR ENDED JUNE 30,
                            1997      1996      1995      1994      1993      1992        1991       1991     1990     1989
ALL CLASSES               ----------------------------------------------------------   ----------   ------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)     $ 81,967    94,477   129,757   202,815   212,694   174,967     76,749     75,012   75,913   75,704
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                   249%      272       308       533       138       309        228        259      278      265
----------------------------------------------------------------------------------------------------------------------------

                          SEPTEMBER 1,
                            1987 TO
                            JUNE 30,
                              1988
ALL CLASSES               ------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)        59,054
-------------------------------------
Portfolio turnover rate
(annualized)                    201
-------------------------------------


(a) ZKI agreed to waive its management fee and to absorb certain other operating expenses of the Adjustable Rate Fund through December 31, 1992. Thereafter, these expenses were gradually reinstated through January 31, 1994. Without this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for Class A Shares would have been .99% and 3.90%, respectively, for fiscal 1994, .95% and 4.70%, respectively, for fiscal 1993, and .90% and 6.40%, respectively, for fiscal 1992.

                                DIVERSIFIED FUND


                                                                                  DEC. 1,                  THIRTEEN
                                                                                   1990         YEAR        MONTHS        YEAR
                                                                                    TO          ENDED        ENDED        ENDED
                                         YEAR ENDED OCTOBER 31,                  OCT. 31,     NOV. 30,     NOV. 30,     OCT. 31,
CLASS A SHARES              1997     1996     1995     1994    1993     1992       1991         1990         1989         1988
                            -------------------------------------------------    ---------    ---------    ---------    ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
of period                   $5.99     5.98     5.77    6.23     5.65     5.47       4.14         5.48        6.06          6.10
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income       .46      .46      .55     .52      .59      .63        .60          .71         .39           .13
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency            .01      .12      .16    (.45)     .58      .14       1.36        (1.34)        .10           .72
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                    .47      .58      .71     .07     1.17      .77       1.96         (.63)        .49           .85
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment
  income                      .50      .57      .50     .53      .59      .59        .63          .71         .40           .13
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                --       --       --      --       --       --         --           --          --           .02
---------------------------------------------------------------------------------------------------------------------------------
  Paid in surplus              --       --       --      --       --       --         --           --         .67           .74
---------------------------------------------------------------------------------------------------------------------------------
Total dividends               .50      .57      .50     .53      .59      .59        .63          .71        1.07           .89
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                      $5.96     5.99     5.98    5.77     6.23     5.65       5.47         4.14        5.48          6.06
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT
  ANNUALIZED):               8.13%   10.27    12.90    1.02    21.60    14.59      50.58       (12.79)       8.59         15.30
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS (ANNUALIZED):
Expenses                     1.03%    1.03     1.09    1.12     1.10     1.19       1.21         1.15         .96           .97
---------------------------------------------------------------------------------------------------------------------------------
Net investment income        7.68%    7.72     9.43    8.81     9.74    11.02      13.41        14.32        6.76          3.08
---------------------------------------------------------------------------------------------------------------------------------



                                                               CLASS B                                    CLASS C
                                           YEAR ENDED OCT. 31,         MAY 31 TO        YEAR ENDED OCT. 31,        MAY 31 TO
CLASS B & C SHARES                        1997     1996    1995     OCTOBER 31, 1994   1997    1996    1995     OCTOBER 31, 1994
                                         -----------------------    ----------------   ---------------------    ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $5.99    5.98     5.77           5.94        6.01    6.00      5.79          5.95
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     .40     .41      .49            .19         .42     .41       .50           .20
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                  .01     .12      .16           (.17)        .01     .12       .16          (.17)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .41     .53      .65            .02         .43     .53       .66           .03
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment
  income                                    .44     .52      .44            .19         .45     .52       .45           .19
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.96    5.99     5.98           5.77        5.99    6.01      6.00          5.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):             7.13%   9.23    11.87            .35        7.37    9.33     11.95           .55
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                                   1.98%   1.96     2.04           1.97        1.85    1.86      1.86          1.96
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      6.73%   6.79     8.48           8.01        6.86    6.89      8.68          8.02
---------------------------------------------------------------------------------------------------------------------------------


                                                                                           DEC. 1,                  THIRTEEN
                                                                                            1990         YEAR        MONTHS
                                                                                             TO          ENDED        ENDED
                                             YEAR ENDED OCT. 31,                          OCT. 31,     NOV. 30,     NOV. 30,
ALL CLASSES              1997       1996       1995       1994       1993       1992        1991         1990         1989
                       ---------------------------------------------------------------    ---------    ---------    ---------
SUPPLEMENTAL DATA:
Net assets at end of
period
(in thousands)         $861,543    778,752    754,222    738,014    328,512    244,620     227,625      179,154      284,497
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate (annualized)           347%       310        286        179         80         57          20           45          102
-----------------------------------------------------------------------------------------------------------------------------


                         YEAR
                         ENDED
                       OCT. 31,
ALL CLASSES              1988
                       ---------
SUPPLEMENTAL DATA:
Net assets at end of
period
(in thousands)          371,758
--------------------------------
Portfolio turnover
rate (annualized)            16
--------------------------------

                                GOVERNMENT FUND


                                                                             YEAR ENDED OCTOBER 31,

CLASS A SHARES                                 1997     1996    1995     1994     1993    1992    1991     1990    1989     1988
                                               ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
of year                                        $8.74    8.92     8.35     9.29    9.30    9.32     8.71    9.09     9.02     9.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .64     .63      .66      .67     .69     .78      .84     .85      .88      .93
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .06    (.17)     .56     (.97)   (.01)   (.02)     .61    (.38)     .09     (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .70     .46     1.22     (.30)    .68     .76     1.45     .47      .97      .85
---------------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .63     .64      .65      .64     .69     .78      .84     .85      .90      .96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $8.81    8.74     8.92     8.35    9.29    9.30     9.32    8.71     9.09     9.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                   8.41%   5.36    15.24    (3.37)   7.60    8.44    17.41    5.53    11.51     9.73
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .78%    .77      .72      .75     .65     .64      .63     .53      .49      .50
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                           7.34%   7.17     7.68     7.58    7.36    8.31     9.24    9.62     9.93    10.20
---------------------------------------------------------------------------------------------------------------------------------



                                                           CLASS B                                       CLASS C
                                           YEAR ENDED OCT. 31,         MAY 31 TO         YEAR ENDED OCT. 31,        MAY 31 TO
CLASS B & C SHARES                        1997     1996    1995     OCTOBER 31, 1994    1997    1996    1995     OCTOBER 31, 1994
                                          ----------------------    ----------------    ---------------------    ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $8.73    8.91     8.34          8.67          8.75    8.93     8.35          8.67
------------------------------------------------------------------------------------    -----------------------------------------
Income from investment operations:
  Net investment income                     .56     .54      .58           .28           .56     .55      .60           .29
------------------------------------------------------------------------------------    -----------------------------------------
  Net realized and unrealized gain
  (loss)                                    .06    (.17)     .56          (.38)          .06    (.17)     .56          (.38)
------------------------------------------------------------------------------------    -----------------------------------------
Total from investment operations            .62     .37     1.14          (.10)          .62     .38     1.16          (.09)
------------------------------------------------------------------------------------    -----------------------------------------
Less distribution from net investment
  income                                    .55     .55      .57           .23           .55     .56      .58           .23
------------------------------------------------------------------------------------    -----------------------------------------
Net asset value, end of period            $8.80    8.73     8.91          8.34          8.82    8.75     8.93          8.35
------------------------------------------------------------------------------------    -----------------------------------------
TOTAL RETURN (NOT ANNUALIZED):             7.40%   4.36    14.18         (1.15)         7.42    4.40    14.33         (1.01)
------------------------------------------------------------------------------------    -----------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                                   1.73%   1.73     1.69          1.71          1.68    1.70     1.64          1.68
------------------------------------------------------------------------------------    -----------------------------------------
Net investment income                      6.39%   6.21     6.71          7.09          6.44    6.24     6.76          7.12
------------------------------------------------------------------------------------    -----------------------------------------


                                                          YEAR ENDED OCTOBER 31,
ALL CLASSES                    1997        1996        1995        1994        1993        1992        1991
                            ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)              $3,642,027   4,163,157   4,738,415   4,941,451   6,686,735   6,683,092   5,544,095
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate           261%         391         362       1,000         550         569         695
--------------------------------------------------------------------------------------------------------------

                                  YEAR ENDED OCTOBER 31,
ALL CLASSES                   1990        1989         1988
                            ---------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)              4,565,689   4,540,382   4,403,110
-------------------------------------------------------------
Portfolio turnover rate           497         289         203
-------------------------------------------------------------

                                HIGH YIELD FUND


                                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                             1997     1996     1995     1994    1993     1992     1991      1990     1989     1988
                                           ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year         $8.23     8.01     7.74    8.12     7.86     7.30     6.22      8.34     8.95     9.23
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .76      .76      .83     .73      .81      .85      .92      1.07     1.09     1.10
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .31      .23      .20    (.35)     .23      .54     1.15     (2.13)    (.58)     .09
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.07      .99     1.03     .38     1.04     1.39     2.07     (1.06)     .51     1.19
----------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income    .80      .77      .76     .76      .78      .83      .99      1.06     1.12     1.11
----------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         --       --       --      --       --       --       --        --       --      .36
----------------------------------------------------------------------------------------------------------------------------------
Total dividends                              .80      .77      .76     .76      .78      .83      .99      1.06     1.12     1.47
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $8.50     8.23     8.01    7.74     8.12     7.86     7.30      6.22     8.34     8.95
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):             13.69%   13.00    14.10    4.64    13.92    19.96    36.82    (13.83)    5.91    14.22
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                     .88%     .88      .90     .86      .80      .82      .85       .73      .67      .72
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                       9.18%    9.45    10.74    9.22    10.22    11.00    14.02     14.46    12.40    12.59
----------------------------------------------------------------------------------------------------------------------------------



                                                               CLASS B                                    CLASS C
                                                   YEAR ENDED           MAY 31 TO             YEAR ENDED              MAY 31 TO
                                                  SEPTEMBER 30,       SEPTEMBER 30,          SEPTEMBER 30,          SEPTEMBER 30,
CLASS B & C SHARES                            1997    1996    1995        1994           1997       1996    1995        1994
                                              ---------------------   -------------   ---------------------------  --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $8.22    8.00    7.73       7.96          8.24         8.02    7.75        7.96
--------------------------------------------------------------------------------      -------------------------------------------
Income from investment operations:
  Net investment income                         .69     .69     .76        .23           .70          .69     .77         .25
--------------------------------------------------------------------------------      -------------------------------------------
  Net realized and unrealized gain (loss)       .31     .23     .20       (.23)          .31          .23     .20        (.23)
--------------------------------------------------------------------------------      -------------------------------------------
Total from investment operations               1.00     .92     .96         --          1.01          .92     .97         .02
--------------------------------------------------------------------------------      -------------------------------------------
Less distribution from net investment income    .73     .70     .69        .23           .73          .70     .70         .23
--------------------------------------------------------------------------------      -------------------------------------------
Net asset value, end of period                $8.49    8.22    8.00       7.73          8.52         8.24    8.02        7.75
--------------------------------------------------------------------------------      -------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                12.72%  12.02   13.09         --         12.88        12.06   13.13         .27
--------------------------------------------------------------------------------      -------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                       1.76%   1.77    1.77       1.80          1.71         1.71    1.71        1.74
--------------------------------------------------------------------------------      -------------------------------------------
Net investment income                          8.30%   8.56    9.87       8.70          8.35         8.62    9.93        8.75
--------------------------------------------------------------------------------      -------------------------------------------


                                                    YEAR ENDED SEPTEMBER 30,
ALL CLASSES               1997        1996        1995        1994        1993        1992        1991
                       ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
year (in thousands)    $4,939,302   4,096,939   3,527,954   3,152,029   1,957,524   1,953,509   1,673,161
---------------------------------------------------------------------------------------------------------
Portfolio turnover
rate (annualized)              91%        102          99          93         101          69          31
---------------------------------------------------------------------------------------------------------

                          YEAR ENDED SEPTEMBER 30,
ALL CLASSES              1990        1989       1988
                       -------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
year (in thousands)    1,183,943   1,552,762   978,310
------------------------------------------------------
Portfolio turnover
rate (annualized)             37          45        76
------------------------------------------------------

                            INCOME AND CAPITAL FUND


                                                                               YEAR ENDED OCTOBER 31,
CLASS A SHARES                                      1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                 $ 8.46    8.62    7.91    8.97    8.34    8.22    7.70    8.22    8.53    8.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .57     .58     .61     .61     .63     .67     .74     .80     .84     .89
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .08    (.15)    .72   (1.03)    .62     .11     .53    (.52)   (.26)    .12
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .65     .43    1.33    (.42)   1.25     .78    1.27     .28     .58    1.01
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .57     .59     .62     .59     .62     .66     .75     .80     .89     .92
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --      --      --     .05      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                       .57     .59     .62     .64     .62     .66     .75     .80     .89     .92
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $ 8.54    8.46    8.62    7.91    8.97    8.34    8.22    7.70    8.22    8.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                        8.00%   5.17   17.47   (4.86)  15.48    9.83   17.26    3.60    7.13   12.67
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                              .97%    .96     .90     .94     .82     .82     .82     .73     .67     .69
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                6.75%   6.90    7.31    7.34    7.26    8.01    9.21   10.05   10.02   10.53
---------------------------------------------------------------------------------------------------------------------------------



                                                          CLASS B                                       CLASS C
                                              YEAR ENDED                                     YEAR ENDED
                                              OCTOBER 31,             MAY 31 TO              OCTOBER 31,            MAY 31 TO
CLASS B & C SHARES                       1997     1996    1995     OCTOBER 31, 1994     1997     1996    1995    OCTOBER 31, 1994
                                        ----------------------     ----------------    -----------------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $ 8.43     8.59    7.90          8.16            8.45     8.61    7.90         8.16
------------------------------------------------------------------------------         --------------------------------------
Income from investment operations:
  Net investment income                    .49      .50     .51           .23             .49      .50     .53          .23
------------------------------------------------------------------------------         --------------------------------------
  Net realized and unrealized gain
  (loss)                                   .08     (.15)    .72          (.26)            .08     (.15)    .72         (.26)
------------------------------------------------------------------------------         --------------------------------------
Total from investment operations           .57      .35    1.23          (.03)            .57      .35    1.25         (.03)
------------------------------------------------------------------------------         --------------------------------------
Less distribution from net investment
  income                                   .49      .51     .54           .23             .49      .51     .54          .23
------------------------------------------------------------------------------         --------------------------------------
Net asset value, end of period          $ 8.51     8.43    8.59          7.90            8.53     8.45    8.61         7.90
------------------------------------------------------------------------------         --------------------------------------
TOTAL RETURN (NOT ANNUALIZED):            6.99%    4.20   16.12          (.45)           7.03     4.23   16.45         (.44)
------------------------------------------------------------------------------         --------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
Expenses                                  1.90%    1.93    1.81          1.92            1.86     1.90    1.78         1.89
------------------------------------------------------------------------------         --------------------------------------
Net investment income                     5.82%    5.93    6.40          6.72            5.86     5.96    6.43         6.75
------------------------------------------------------------------------------         --------------------------------------



                                                                     YEAR ENDED OCTOBER 31,
ALL CLASSES                      1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                               --------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in
thousands)                     $613,470   572,998   649,427   510,432   569,145   482,009   432,490   394,131   404,995   322,229
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             164%       74       182       163       190       178       115       189        64        34
---------------------------------------------------------------------------------------------------------------------------------

                                 MORTGAGE FUND


                                               YEAR ENDED          AUGUST 1 TO
                                             SEPTEMBER 30,        SEPTEMBER 30,         YEAR ENDED JULY 31,         JANUARY 10 TO
CLASS A SHARES                              1997       1996           1995           1995      1994       1993      JULY 31, 1992
                                            ---------------       ------------       -------------------------      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $6.91      7.13           7.06           6.96       7.56      7.78           7.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .52       .49            .08            .53        .51       .62            .38
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .10      (.19)           .08            .09       (.59)     (.21)         (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              .62       .30            .16            .62       (.08)      .41           .35
---------------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                      .52       .52            .09            .52        .52       .63           .38
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $7.01      6.91           7.13           7.06       6.96      7.56          7.78
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):               9.26%     4.28           2.23           9.48      (1.21)     5.52          4.76
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                      .96%      .97            .94            .89        .99       .97           .94
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        7.23%     6.98           6.87           7.77       7.00      8.22          8.73
---------------------------------------------------------------------------------------------------------------------------------



                                        YEAR ENDED       AUGUST 1 TO
                                       SEPTEMBER 30,    SEPTEMBER 30,                      YEAR ENDED JULY 31,
CLASS B SHARES                        1997       1996       1995        1995    1994    1993   1992    1991   1990   1989    1988
                                      ---------------   -------------   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  $6.91      7.12       7.05        6.96     7.56   7.77    7.25   7.25   7.61    7.58   8.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .45       .44        .07         .47      .45    .57     .65    .64    .66     .72    .72
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                .10      (.19)       .08         .09     (.59)  (.21)    .49    .01   (.36)    .07   (.33)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        .55       .25        .15         .56     (.14)   .36    1.14    .65    .30     .79    .39
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                     .46       .46        .08         .47      .46    .57     .62    .65    .66     .76    .74
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized
  gain                                   --        --         --          --      --      --      --     --     --      --    .08
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                         .46       .46        .08         .47      .46    .57     .62    .65    .66     .76    .82
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $7.00      6.91       7.12        7.05     6.96   7.56    7.77   7.25   7.25    7.61   7.58
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):         8.17%     3.54       2.09        8.44    (2.00)  4.85   16.36   9.37   4.26   11.12   5.06
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                               1.83%     1.80       1.79        1.75     1.79   1.75    1.86   2.03   1.99    1.98   1.98
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                  6.36%     6.15       6.02        6.91     6.27   7.44    8.70   8.86   9.00    9.62   9.28
---------------------------------------------------------------------------------------------------------------------------------

                                 MORTGAGE FUND


                                                             YEAR ENDED           AUGUST 1 TO       YEAR ENDED
                                                            SEPTEMBER 30,        SEPTEMBER 30,       JULY 31,         MAY 31 TO
CLASS C SHARES                                            1997        1996           1995              1995         JULY 31, 1994
                                                          -----------------      -------------      ----------      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $6.90        7.12           7.05             6.95             6.99
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     .46         .43            .07              .48              .07
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                   .10        (.19)           .08              .09             (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .56         .24            .15              .57              .03
---------------------------------------------------------------------------------------------------------------------------------
Less dividend from net investment income                    .46         .46            .08              .47              .07
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $7.00        6.90           7.12             7.05             6.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                             8.45%       3.47           2.10             8.65              .47
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                   1.71%       1.72           1.69             1.71             1.55
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      6.48%       6.23           6.12             6.95             6.46
---------------------------------------------------------------------------------------------------------------------------------


                                  YEAR ENDED          AUG. 1, 1995
                                   SEPT. 30,          TO SEPT. 30,                       YEAR ENDED JULY 31,
ALL CLASSES                    1997         1996          1995           1995        1994        1993        1992        1991
                            -----------------------   ------------    ----------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)       $2,497,825    2,960,135     3,493,052      3,528,329   4,158,066   5,639,097   5,602,682   4,879,832
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                       235%         391           249            573         963         551         376         498
--------------------------------------------------------------------------------------------------------------------------------


                                   YEAR ENDED JULY 31,
ALL CLASSES                   1990        1989         1988
                           ----------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)       5,178,159   6,193,674    6,332,021
--------------------------------------------------------------
Portfolio turnover rate
(annualized)                      206         152          178
--------------------------------------------------------------

                       SHORT-INTERMEDIATE GOVERNMENT FUND


                                                                            AUGUST 1                                  JANUARY 10
                                                         YEAR ENDED            TO                                         TO
                                                        SEPTEMBER 30,     SEPTEMBER 30,      YEAR ENDED JULY 31,       JULY 31,
CLASS A SHARES                                         1997       1996        1995         1995    1994     1993         1992
                                                       ---------------    -------------    -----------------------    -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $7.89      8.08        8.09         8.11    8.63     8.65         8.59
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .51       .54         .09          .54     .48      .53          .29
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.07)     (.20)       (.01)        (.03)   (.44)    (.03)         .11
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .44       .34         .08          .51     .04      .50          .40
----------------------------------------------------------------------------------------------------------------------------------
Less dividends from:
  Distribution from net investment income                .53       .53         .09          .53     .45      .52          .34
----------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --          --           --     .11       --           --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends                                          .53       .53         .09          .53     .56      .52          .34
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.80      7.89        8.08         8.09    8.11     8.63         8.65
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                          5.80%     4.25        1.00         6.58     .41     6.01         4.87
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                1.19%     1.15        1.05         1.06    1.06     1.04          .95
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   6.61%     6.65        6.56         6.65    5.85     6.06         7.48
----------------------------------------------------------------------------------------------------------------------------------



                                                          AUGUST 1                                                    FEBRUARY 1
                                        YEAR ENDED           TO                                                           TO
                                       SEPTEMBER 30,    SEPTEMBER 30,               YEAR ENDED JULY 31,                JULY 31,
CLASS B SHARES                        1997       1996       1995        1995   1994    1993     1992    1991   1990      1989
                                      ---------------   -------------   -------------------------------------------   -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  $7.85      8.05       8.06        8.08   8.61    8.64      8.27   8.42    8.70       8.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .46       .46        .08         .47    .40     .45       .58    .69    .72         .36
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                               (.07)     (.20)      (.01)       (.03)  (.44)   (.02)      .36   (.14)  (.27)       .14
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        .39       .26        .07         .44   (.04)    .43       .94    .55    .45         .50
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                .47       .46        .08         .46    .38     .46       .57    .70    .72         .30
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain    --        --         --          --    .11      --        --     --    .01          --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                         .47       .46        .08         .46    .49     .46       .57    .70    .73         .30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $7.77      7.85       8.05        8.06   8.08    8.61      8.64   8.27   8.42       8.70
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):         5.11%     3.28        .87        5.68   (.48)   5.13     11.76   6.85   5.52       5.99
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                               2.02%     1.97       1.91        1.87   1.93    1.87      1.89   2.07   2.10       2.24
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                  5.78%     5.83       5.70        5.84   4.95    5.23      6.84   8.19   8.60       8.50
---------------------------------------------------------------------------------------------------------------------------------

                       SHORT-INTERMEDIATE GOVERNMENT FUND


                                                                                                                 MAY 31
                                                                                  AUGUST 1 TO     YEAR ENDED       TO
                                                                YEAR ENDED       SEPTEMBER 30,     JULY 31,     JULY 31,
                                                              SEPTEMBER 30,          1995            1995         1994
                                                             1997       1996     -------------    ----------    --------
CLASS C SHARES                                               ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $7.86       8.06         8.06           8.08         8.09
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        .47        .47          .09            .47          .07
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                            (.07)      (.20)        (.01)          (.03)        (.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .40        .27          .08            .44          .06
------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                      .48        .47          .08            .46          .07
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $7.78       7.86         8.06           8.06         8.08
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                                5.24%      3.36         1.00           5.73          .77
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                      1.86%      1.85         1.74           1.78         1.83
------------------------------------------------------------------------------------------------------------------------
Net investment income                                         5.94%      5.95         5.87           5.93         5.54
------------------------------------------------------------------------------------------------------------------------



                                      YEAR ENDED          AUGUST 1 TO
                                     SEPTEMBER 30,       SEPTEMBER 30,                     YEAR ENDED JULY 31,
                                   1997         1996         1995         1995      1994      1993      1992      1991      1990
ALL CLASSES                      ---------------------   -------------   --------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                     $171,400      204,021      239,619      246,248   266,640   283,249   191,716   104,279   51,741
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (annualized)       164%         180          173          597       916       339       120       180       89
---------------------------------------------------------------------------------------------------------------------------------


NOTES FOR ALL FUNDS:


Total return does not reflect the effect of any sales charges. The Adjustable Rate, Diversified, Government and Income and Capital Funds are separate Massachusetts business trusts. The Mortgage and Short-Intermediate Government Funds are separate portfolios of Kemper Portfolios, a Massachusetts business trust, and the High Yield and Opportunity Funds are separate portfolios of Kemper High Yield Series, a Massachusetts business trust. See "Capital Structure."



The Opportunity Fund (not shown above) commenced operations on October 1, 1997.


INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


The following information sets forth each Fund's investment objective and policies. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will achieve its objective.


ADJUSTABLE RATE FUND. The Adjustable Rate Fund seeks high current income consistent with low volatility of principal. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65% of its total assets in adjustable rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). See "Government Fund" below concerning U.S. Government Securities and the risks related to those securities, including the fact that the government guarantee of such securities in the Fund's portfolio does not guarantee the net asset value of the Fund's shares. The Fund is designed for the investor who seeks a higher yield than a stable price money market fund or an insured bank certificate of deposit and less fluctuation in net asset value than a longer-term bond fund; unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and, unlike an insured bank certificate of deposit, the Fund's shares are not insured. There is no assurance that the Fund will achieve its objective.

Adjustable rate securities bear interest at rates that adjust at periodic intervals in response to changes in market levels of interest rates generally. As the interest rates are reset periodically, yields on such securities will gradually align themselves to reflect changes in market interest rates. The adjustable interest rate feature of the securities in which the Fund invests generally will act as a buffer to reduce sharp changes in the Fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the Fund's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund's shares to fluctuate less dramatically than it would if the Fund invested in long-term, fixed rate securities. Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic adjustments in the interest rate resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on portfolio investments are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Fund's net asset value will fluctuate as well.

The Fund may invest without limit in Mortgage-Backed Securities, as described under "Mortgage Fund" below. Mortgage-Backed Securities can have either a fixed rate of interest or an adjustable rate. Adjustable rate mortgage securities in which the Fund generally invests would have the same characteristics as described above with respect to adjustable rate securities. In addition, since most mortgage securities in the Fund's portfolio will generally have annual reset caps of 100 to 200 basis points (1-2%), fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed rate debt securities.

To help protect the value of the Fund's portfolio primarily from interest rate fluctuations, the Fund may engage in interest rate swaps and other swap-related products such as interest rate "caps" and "floors." The Fund will enter into these transactions normally to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. There is no assurance that these transactions will be successful. The Fund will not sell interest rate caps or floors that it does not own. See "Additional Investment Information--Interest Rate Swaps and Swap-Related Products" below.

The Fund may also invest up to 35% of its total assets in securities other than adjustable rate U.S. Government Securities including, without limitation, privately issued Mortgage-Backed Securities, commercial paper and other debt obligations of corporations and other business organizations, certificates of deposit, bankers' acceptances and time deposits and other debt securities such as convertible securities and preferred stocks. These securities will, at the time of purchase, be rated within the two highest grades (Aaa or Aa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA or AA) by Standard & Poor's Corporation ("S&P"), or will be non-rated but of comparable quality in the opinion of the investment manager.

The Fund also may invest in obligations collateralized by a portfolio or pool of mortgages, Mortgage-Backed Securities, U.S. Government Securities or other assets and may engage in options and financial futures transactions, securities lending, delayed delivery transactions and other portfolio strategies. See "Additional Investment Information" below.

Additional information concerning the Adjustable Rate Fund appears in the "Interest Rate Swaps, Caps and Floors" and "Additional Information--Adjustable Rate Securities" sections under "Investment Policies and Techniques" in the Statement of Additional Information.


DIVERSIFIED FUND. The Diversified Fund seeks high current return. The Fund pursues its objective by investing primarily in fixed income securities and dividend-paying common stocks and by writing options. Current return includes interest income, common stock dividends and any net short-term gains.

Investment in fixed income securities will include corporate debt obligations, U.S. and Canadian Government securities, obligations of U.S. and Canadian banking institutions, convertible securities, preferred stocks, and cash and cash equivalents, including repurchase agreements. Investment in equity securities will primarily be in dividend-paying common stocks. The percentage of assets invested in fixed income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Fund may invest up to 50% of its total assets in foreign securities that are traded principally in securities markets outside the United States. Foreign securities present certain risks in addition to those presented by domestic securities, including risks associated with currency fluctuations, possible imposition of foreign governmental regulations or taxes adversely affecting portfolio securities and generally different degrees of liquidity, market volatility and availability of information. See "Special Risk Factors--Foreign Securities" below.

The Fund may invest without limit in high yield, fixed income securities, commonly referred to as "junk bonds," that are in the lower rating categories and those that are non-rated. The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund may invest normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

The Fund may also purchase options on securities and index options, purchase and sell financial futures contracts and options on financial futures contracts, engage in foreign currency transactions, engage in delayed delivery transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. Under normal market conditions, the Fund will invest at least 65% of its total assets in income producing investments. In periods of unusual market conditions, the Fund may, for defensive purposes, temporarily retain all or any part of its assets in cash or cash equivalents.

There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objective, the Fund will invest in fixed income securities based on the investment manager's analysis without relying on any published ratings. The Fund will invest in a particular fixed income security if in the investment manager's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. See "Special Risk Factors--High Yield (High Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates are indicative of rates that may prevail in the future. The values of fixed income securities in the Fund's portfolio will fluctuate depending upon market factors and inversely with current interest rate levels. The market value of equity securities in the Fund's portfolio will also fluctuate with market and other conditions.

GOVERNMENT FUND. The Government Fund seeks high current income, liquidity and security of principal by investing in obligations issued or guaranteed by the U.S. Government or its agencies, and by obtaining rights to acquire such securities. The Fund's yield and net asset value will fluctuate and there can be no assurance that the Fund will attain its objective.

The Fund intends to invest some or all of its assets in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee and represent an interest in one or a pool of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer of these Certificates on the underlying mortgages.

The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit.

Mortgages included in single family residential mortgage pools backing an issue of GNMA Certificates have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates (such as the Fund) each month. Unscheduled prepayments of mortgages included in these pools occur as a result of the prepayment or refinancing of such mortgages by homeowners or as a result of the foreclosure of such mortgages. Such prepayments are passed through to the registered holders of GNMA Certificates with the regular monthly payments of principal and interest, which has the effect of reducing future payments on such Certificates. That portion of monthly payments received by the Fund which represents interest and discount will be included in the Fund's net investment income. See "Dividends and Taxes." Principal payments on a GNMA Certificate will be reinvested by the Fund.

The balance of the Fund's assets, other than those invested in GNMA Certificates and options and financial futures contracts as discussed below, will be invested in obligations issued or guaranteed by the United States or by its agencies. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds). With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (see "Investment Policies and Techniques--Zero Coupon Government Securities" in the Statement of Additional Information for a discussion of their features and risks) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (see "Collateralized Obligations" below).

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the U.S. Government Securities in the Fund's portfolio, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise the value of the Fund's investments will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions. With respect to U.S. Government Securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. The Fund will not invest in Mortgage-Backed Securities issued by private issuers.

The Fund may also write (sell) and purchase options on securities, index options, financial futures contracts and options on financial futures contracts in connection with attempts to hedge its portfolio investments and not for speculation. See "Additional Investment Information" below.

HIGH YIELD FUND. The primary objective of the High Yield Fund is to achieve the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities which the investment adviser considers consistent with reasonable risk. As a secondary objective, the Fund will seek capital gain where consistent with its primary objective.

The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

There are market and investment risks with any security and the value of an investment in the Fund may fluctuate over time. In seeking to achieve its investment objectives, the Fund will invest in fixed income securities based on the investment manager's analysis without relying on published ratings. The Fund will invest in a particular security if in the view of the investment manager the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case. Investment in high yield securities, while providing greater income and opportunity for gain than investment in higher rated securities, entails relatively greater risk of loss of income and principal. See "Special Risk Factors--High Yield (High Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

As a secondary objective, the Fund will seek capital gain where consistent with its primary objective. However, the Fund intends to hold portfolio securities to maturity unless yields on alternative investments, based on current market prices, are more attractive than those on securities held in the Fund's portfolio or unless the investment manager determines defensive strategies should be implemented.

The Fund anticipates that under normal circumstances 90 to 100% of its assets will be invested in fixed income securities (debt and preferred stock issues, including convertibles). The Fund may invest in common stocks, rights or other equity securities when consistent with the Fund's objectives, but will generally hold such equity investments only as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities.

The Fund may invest all or a portion of its assets in money market instruments such as obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by Moody's or S&P; commercial paper rated within the two highest grades by either of such rating services; bank certificates of deposit or bankers' acceptances of domestic or Canadian chartered banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short-term repurchase agreements (an instrument under which the purchaser acquires ownership of the underlying obligation and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price). The Fund may also purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts in connection with attempts to hedge its portfolio investments and not for speculation; and it may purchase foreign securities and engage in foreign currency transactions. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below.

INCOME AND CAPITAL FUND. The Income and Capital Fund seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment grade debt securities. Specifically, at least 90% of the Fund's assets will be invested in the following categories: (a) corporate debt securities which are rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P; (b) obligations of, or guaranteed by, the United States, its agencies or instrumentalities; (c) obligations (payable in U.S. Dollars) of, or guaranteed by, the government of Canada or any instrumentality or political subdivision thereof; (d) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P; (e) bank certificates of deposit or bankers' acceptances issued by domestic or Canadian chartered banks having total deposits in excess of $1 billion; (f) options on securities, index options, financial futures contracts and options on financial futures contracts as described under "Additional Investment Information" in connection with attempts to hedge its portfolio investments and not for speculation; and (g) cash and cash equivalents.

There are market and investment risks with any security and the value of an investment in the Fund may fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of the Fund will be achieved. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The Fund may invest up to 10% of its total assets in fixed income securities that are rated below BBB by S&P and Baa by Moody's or are non-rated. For a discussion of lower rated and non-rated securities, commonly referred to as "junk bonds," and related risks, see "Special Risk Factors--High Yield (High
Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information. The Fund may also invest in foreign securities and engage in foreign currency transactions. See "Special Risk Factors--Foreign Securities" below.

MORTGAGE FUND. The Mortgage Fund seeks maximum current return from a portfolio of U.S. Government Securities. Additionally, the Fund may engage in options and financial futures transactions which relate to U.S. Government Securities and may purchase or sell securities on a when-issued or delayed delivery basis. See "Additional Investment Information" below for a discussion of such transactions applicable to the Fund.

As a non-fundamental policy, at least 65% of the Fund's total assets normally will be invested in "Mortgage-Backed Securities." Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"); (b) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement. The dominant issuers or guarantors of Mortgage-Backed Securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue Mortgage-Backed Securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-Backed Securities issued by GNMA, FNMA and FHLMC are considered U.S. Government Securities. The Fund will not invest in Mortgage-Backed Securities issued by private issuers.

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayment of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

OPPORTUNITY FUND. The Opportunity Fund seeks total return through high current income and capital appreciation. The Fund will invest primarily in fixed income securities and under normal market conditions, the Fund will, invest at least 65% of its total assets in high yield, fixed income securities. The Fund anticipates that under normal conditions approximately 80 to 90% of its total assets will be held in high yield, fixed income securities.

The high yield, fixed income securities (debt and preferred stock issues, including convertibles and assignments or participations in loans) in which the Fund intends to invest are commonly referred to as "junk bonds" and normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by S&P or Moody's. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

There are market and investment risks with any security and the value of an investment in the Fund may fluctuate over time. In seeking to achieve its investment objective, the Fund will invest in fixed income securities based on the investment manager's analysis without relying on published ratings. The Fund will invest in a particular security if in the view of the investment manager the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case. Investment in high yield securities, while providing greater income and opportunity for gain than investment in higher rated securities, entails relatively greater risk of loss of income and principal. See "Special Risk Factors--High Yield (High Risk) Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.

The Fund may invest up to a maximum of 20% of its total assets in common stocks, rights or other equity securities; generally of companies that issue high yield, fixed income securities. The Fund anticipates that under normal circumstances approximately 10% of its total assets will be in equity securities.

The Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed. The Fund anticipates that under normal conditions, the Fund would keep the leverage portion under 10% of its total assets. These borrowings are subject to interest costs which may or may not be recovered by the return received on the securities purchased. Under certain circumstances, the interest costs may exceed the return received on the securities purchased.

To help protect the value of the Fund's portfolio primarily from interest rate fluctuations, the Fund may engage in interest rate swaps and other swap-related products such as interest rate "caps" and "floors." The Fund will enter into these transactions normally to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. There is no assurance that these transactions will be successful. The Fund will not sell interest rate caps or floors that it does not own. See "Additional Investment Information--Interest Rate Swaps and Swap-Related Products" below.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. The Fund may also: (i) purchase foreign securities and engage in foreign currency transactions and (ii) purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below.

SHORT-INTERMEDIATE GOVERNMENT FUND. The Short-Intermediate Government Fund seeks, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short and intermediate-term U.S. Government Securities. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements of U.S. Government Securities. See "Government Fund" above for a discussion of U.S. Government Securities and the risks related to those securities, including the fact that the government guarantee of U.S. Government Securities in the Fund does not guarantee the net asset value of the shares of the Fund.

Under normal market conditions, the Fund will maintain a Dollar-weighted average portfolio maturity of more than two years but less than five years. The maturity of a security held by the Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that the maturity of a security may be considered to be a shorter period in the case of (a) contractual rights to dispose of a security, because such rights limit the period during which the Fund bears a market risk with respect to the security, and (b) Mortgage-Backed Securities, because of possible prepayment of principal on the mortgages underlying such securities. Short and intermediate-term securities generally are more stable and less susceptible to principal decline than longer term securities. While short and intermediate-term securities in most cases offer lower yields than securities with longer maturities, the Fund will seek to enhance income through limited investment in fixed income securities other than U.S. Government Securities. The investment manager believes that investment in short and intermediate-term securities allows the Fund to seek both high current income and preservation of capital. There is, however, no assurance that the Fund's objective will be achieved. The return and net asset value of the Fund will fluctuate over time.

Up to 35% of the total assets of the Fund may be invested in fixed income securities other than U.S. Government Securities. Such other fixed income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or BBB); (b) commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion; and
(d) repurchase agreements with respect to any of the foregoing. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics.

During temporary defensive periods when the investment manager deems it appropriate, the Fund may invest all or a portion of its assets in cash or short-term high quality money market instruments, including short-term U.S.

Government Securities and repurchase agreements with respect to such securities. The yields on these securities tend to be lower than the yields on other securities to be purchased by the Fund.

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may invest in collateralized obligations which, consistent with the limitations reflected above, may be privately issued or may be issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund also may engage in options or financial futures transactions in connection with attempts to hedge its portfolio investments and not for speculation. See "Additional Investment Information" below.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, the Diversified Fund may, and the High Yield and Opportunity Funds do, invest a substantial portion of their assets in fixed income securities offering high current income. Subject to its specific investment objective and policies as described above, the Income and Capital Fund may invest up to 10% of its assets in such securities. Such high yield (high risk), fixed income securities ordinarily will be in the lower rating categories (securities rated below the fourth category) of recognized rating agencies or will be non-rated. Lower-rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Accordingly, an investment in the Diversified, High Yield or Opportunity Funds may not constitute a complete investment program and may not be appropriate for all investors.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect each Fund's net asset value.

The investment philosophy of the Diversified, High Yield and Opportunity Funds with respect to high yield (high risk) bonds is based upon the premise that over the long term a broadly diversified portfolio of high yield fixed income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Funds seek to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Funds invest, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions, a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets, and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.

High yield (high risk) securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment.

Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Additional information concerning high yield (high risk) securities appears under "Appendix--Portfolio Composition of High Yield Bonds" below and "Appendix--Ratings of Investments" in the Statement of Additional Information.


SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Diversified, High Yield, Income and Capital and Opportunity Funds have the discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. These Funds currently limit investment in foreign securities not publicly traded in the United States to 50% of total assets in the case of the Diversified Fund and 25% of total assets in the case of the High Yield, Income and Capital and Opportunity Funds. These Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. In connection with their foreign securities investments, these Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. See "Additional Investment Information--Options and Financial Futures Transactions and Foreign Currency Transactions." The Short-Intermediate Government Fund may, subject to its quality standards, invest in U.S. Dollar-denominated securities of foreign issuers.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in securities of foreign issuers in the form of European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

ADDITIONAL INVESTMENT INFORMATION. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, a Fund may sell fixed income securities in anticipation of a rise in interest rates and purchase such securities for inclusion in its portfolio in anticipation of a decline in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment manager deem it desirable to purchase or sell securities. The portfolio turnover rates for the Funds (except the Opportunity Fund) are listed under "Financial Highlights." It is anticipated that, under normal circumstances, the portfolio turnover rate for the Opportunity Fund will not exceed 300%. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.



A Fund (other than the Adjustable Rate and Short-Intermediate Government Funds) may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of a Fund's portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The effective Dollar-weighted average portfolio maturity of the Adjustable Rate Fund generally will range from less than one year to five years. The effective Dollar-weighted average portfolio maturity of the Short-Intermediate Government Fund generally will be more than two years but less than five years.



The Adjustable Rate, Mortgage and Short-Intermediate Government Funds each may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. A Fund will not borrow for leverage purposes. The Adjustable Rate Fund may pledge up to 15% of its total assets to secure any such borrowings.


The Diversified, Government, High Yield and Income and Capital Funds may each borrow money only for temporary or emergency purposes and not for leverage purposes, and then only in an amount up to 5% of its assets, in order to meet redemption requests without immediately selling any portfolio securities or other assets. These Funds, except for the Government Fund, may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge. The Government Fund may pledge up to 7 1/2% of its assets to secure any such borrowings.

The maximum amount that the Opportunity Fund may borrow is one-third of the value of its assets (including the amount borrowed). As a temporary measure for extraordinary or emergency purposes, the Opportunity Fund may borrow money up to one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests without immediately selling any portfolio securities. The Opportunity Fund may also borrow money up to 20% of the value of its total assets (including the amount borrowed) for leverage purposes. See "Investment Objectives, Policies and Risk Factors--Opportunity Fund" above.


A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities, except that the Mortgage Fund may not purchase illiquid securities if more than 10% of its total assets would be invested in such securities. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of a Fund's limit on illiquid securities. Each Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to a Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Fund has adopted certain fundamental investment restrictions which are presented in the Statement of Additional Information and that, together with the investment objective and policies of a Fund (for the Adjustable Rate and Opportunity Funds, however, only those policies specifically designated in this prospectus as fundamental), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Fund. Policies of the Adjustable Rate and Opportunity Funds that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the Fund without shareholder approval.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. As stated above, the Adjustable Rate and Opportunity Funds may engage in interest rate swaps and other swap-related products. Swap agreements can take many different forms and are known by a variety of names. The Adjustable Rate and Opportunity Funds are not limited to any particular form of swap agreement if the investment manager determines it is consistent with a fund's investment objective and policies.

Interest rate swaps are the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to a notional (agreed upon) principal amount, for example, an exchange of floating rate payments for fixed rate payments. Interest rate swaps are generally entered into to permit the party seeking a floating or fixed rate obligation, as the case may be, the opportunity to acquire such obligation at a lower rate than is directly available in the credit market. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

Additional information concerning interest rate swaps and swap-related products is contained in the Statement of Additional Information under "Investment Policies and Techniques--Interest Rate Swaps and Swap-Related Products."


OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. A Fund may deal in options on securities and securities indexes, which options may be listed for trading on a national securities exchange or traded over-the-counter. In connection with their foreign securities investments, the Diversified, High Yield, Income and Capital and Opportunity Funds may also purchase and sell foreign currency options.


The Diversified and Mortgage Funds may write (sell) covered call options on up to 100% of net assets and may write (sell) secured put options on up to 50% of net assets. The Adjustable Rate, Government, High Yield, Income and Capital and Opportunity Funds each may write (sell) covered call and secured put options on up to 25% of its net assets. Each such Fund may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.


A Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Diversified, High Yield, Income and Capital and Opportunity Funds may also engage in foreign currency financial futures transactions. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund and, for each of the Adjustable Rate and Opportunity Funds, the aggregate notional (agreed upon) principal amount of interest rate swaps, would exceed 50% of the total assets of the Fund.


The Funds may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, if a Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts rather than meet margin requirements, distortions in the normal relationship between the underlying assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Diversified, High Yield, Income and Capital and Opportunity Funds may each invest a limited portion of its assets in securities denominated in foreign currencies. These Funds may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Fund measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in foreign currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Diversified, High Yield, Income and Capital and Opportunity Funds do not intend to enter into forward contracts for the purchase of a foreign currency if they would have more than 15% of the value of their total assets committed to such contracts. The Funds segregate cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures or other derivatives contracts and movements in the prices of the securities or currencies hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; and (e) the possible non-performance of the counter-party to the derivative contract.


DELAYED DELIVERY TRANSACTIONS. Any of the Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future (not to exceed 120 days from trade date for the Government Fund) in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Fund is required to set aside cash or other liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.


To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities it holds, exceed its net assets.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal

Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Funds' limitations on illiquid securities.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds (other than the Government Fund) may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

COLLATERALIZED OBLIGATIONS. Subject to its investment objective and policies, a Fund may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, Mortgage-Backed Securities, U.S. Government Securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government Securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government Securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government Securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.


A Fund may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which interest rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.


Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques--Collateralized Obligations."

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $89 billion under management (including approximately $16 billion in U.S. Government securities). ZKI acts as investment manager for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management.



Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and ZKI will be combined with SKI. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZKI under the Investment Company Act of 1940, ZKI sought approval of new agreements. The Funds' boards and shareholders have approved new agreements with SKI. If any remaining contingencies are timely met, the transaction is expected to close December 31, 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer.



Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by ZKI. The investment management agreements provide that ZKI shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of ZKI, is the sub-adviser for the Diversified, High Yield, Income and Capital and Opportunity Funds. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of .30% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML is not expected to continue as sub-adviser after the closing of the acquisition of Scudder by Zurich.



Richard L. Vandenberg (since March, 1996) has been a portfolio manager of the Government Fund, the Mortgage Fund and portfolio co-manager with Elizabeth A. Byrnes of the Short-Intermediate Government Fund. Mr. Vandenberg (since March,
1996) and Elizabeth A. Byrnes (since 1994) are portfolio co-managers of the Adjustable Rate Fund. Mr. Vandenberg joined ZKI in March, 1996 and is a Senior Vice President of ZKI and a Vice President of the Government, Mortgage, Adjustable Rate and Short-Intermediate Government Funds. Immediately prior to joining ZKI, he was a senior vice president and portfolio manager of an investment management firm. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin, Madison, Wisconsin. Ms. Byrnes joined ZKI in 1982 and is a First Vice President of ZKI and a Vice President of the Adjustable Rate Fund. She received a B.A. from Miami University, Oxford, Ohio.



Michael A. McNamara (since 1990) and Harry E. Resis, Jr. (since 1992) are the portfolio co-managers of the High Yield Fund. Daniel J. Doyle (since 1997), Mr. McNamara (since 1997) and Mr. Resis (since 1997) are the portfolio co-managers of the Opportunity Fund. Mr. Doyle joined ZKI in February 1986 and is First Vice

President of ZKI and a Vice President of the Opportunity Fund. He received a B.S. in Finance from Northern Illinois University, Dekalb, Illinois, and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Mr. Doyle is a Chartered Financial Analyst. Mr. McNamara joined ZKI in February 1972 and is a Senior Vice President of ZKI and a Vice President of the High Yield and Opportunity Funds. He received a B.S. in Business Administration from the University of Missouri, St. Louis, Missouri, and an M.B.A. in Finance from Loyola University, Chicago, Illinois. Mr. Resis joined ZKI in June, 1988 and is currently a Senior Vice President of ZKI and a Vice President of the High Yield and Opportunity Funds. He received a B.A. in Finance from Michigan State University, East Lansing, Michigan.

Robert Cessine is the portfolio manager (since 1994) and a Vice President of the Income and Capital Fund. Mr. Cessine joined ZKI in 1993 and is a Senior Vice President of ZKI and director of investment grade corporate and sovereign bond research. Before joining ZKI in 1993, Mr. Cessine was a senior corporate bond analyst and chairman of the bond selection committee of an investment management company. He received a B.S. in Economics from the University of Wisconsin, Madison, Wisconsin, an M.S. in Agricultural and Resource Economics from the University of Maryland, Baltimore/College Park, Maryland and an M.S. in Finance from the University of Wisconsin, Madison, Wisconsin. Mr. Cessine is a Chartered Financial Analyst.


Diversified Income Fund is managed by a team of portfolio managers who are specialists in the basic sectors in which it invests. Messrs J. Patrick Beimford, Jr., Robert S. Cessine, Michael A. McNamara, Harry E. Resis, Jr., Jonathan W. Trutter and Richard L. Vandenberg are the members of the team. Mr. Beimford joined ZKI in April 1976 and is currently an Executive Vice President of ZKI and a Vice President of the Diversified Fund. He received a B.S.I.M. in Business from Purdue University, West Lafayette, Indiana, and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Mr. Beimford is a Chartered Financial Analyst. Mr. Trutter has an A.B. with dual majors in East Asian Languages and International Relations from the University of Southern California, Los Angeles California and an M.B.A. from Kellogg Graduate School of Management at Northwestern University, Chicago, Illinois. He is also a Certified Public Accountant. See above for information on the background of Messrs. Cessine, McNamara, Resis and Vandenberg.



The Funds pay ZKI investment management fees, payable monthly, at the annual rates shown below.



                                               ADJUSTABLE RATE, INCOME       DIVERSIFIED
                                                AND CAPITAL, MORTGAGE            AND
         AVERAGE DAILY NET ASSETS            AND SHORT-INTERMEDIATE GOV'T    HIGH YIELD     GOVERNMENT   OPPORTUNITY
         ------------------------            ----------------------------    -----------    ----------   -----------
$0 - $250 million..........................              .55%                    .58%          .45%          .65%
$250 million - $1 billion..................              .52                     .55           .43           .62
$1 billion - $2.5 billion..................              .50                     .53           .41           .60
$2.5 billion - $5 billion..................              .48                     .51           .40           .58
$5 billion - $7.5 billion..................              .45                     .48           .38           .55
$7.5 billion - $10 billion.................              .43                     .46           .36           .53
$10 billion - $12.5 billion................              .41                     .44           .34           .51
Over $12.5 billion.........................              .40                     .42           .32           .49



PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZKI, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.



CLASS A SHARES. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.



CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.



CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of
 .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."



RULE 12B-1 PLAN. Since each distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. As of December 1997, each Fund's Rule 12b-1 Plan has been separated from its distribution agreement. The table below shows amounts paid in connection with each Fund's Rule 12b-1 Plan during its 1997 fiscal year (except the Opportunity Fund, which commenced operations on October 1, 1997).



                                                                  DISTRIBUTION FEES       CONTINGENT DEFERRED
                                     DISTRIBUTION EXPENSES           PAID BY FUND          SALES CHARGES PAID
                                    INCURRED BY UNDERWRITER         TO UNDERWRITER           TO UNDERWRITER
                                   --------------------------   ----------------------   ----------------------
FUND                                 CLASS B         CLASS C     CLASS B       CLASS C    CLASS B       CLASS C
----                                 -------         -------     -------       -------    -------       -------
Adjustable Rate.................   $   676,000         96,000      51,000        9,000      31,000           0
Diversified.....................   $ 5,084,000        348,000   2,148,000       83,000     419,000       5,000
Government......................   $ 1,540,000        171,000     528,000       62,000     234,000       1,000
High Yield......................   $26,641,000      2,833,000   8,925,000      657,000   1,473,000      58,000
Income and Capital..............   $ 1,363,000        185,000     600,000       53,000     211,000       2,000
Mortgage........................   $ 1,121,000         60,000   6,685,000       16,000   1,362,000       1,000
Short-Intermediate Government...   $   558,000        155,000   1,071,000       34,000     327,000       3,000



If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.



ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of such Fund. With respect to Class A shares, KDI then pays each firm a service fee at an annual rate of (a) up to .15% of net assets (.25% for the Mortgage and Short-Intermediate Government Funds) of those accounts that it maintains and services for each Fund attributable to shares acquired prior to October 1, 1993, and (b) up to .25% of net assets of those accounts that it maintains and services for each Fund attributable to Class A shares acquired on or after October 1, 1993. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of those accounts in the Fund that it maintains and services attributable to Class B shares and Class C shares, respectively. Firms to which service fees may be paid include affiliates of KDI.



CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and normally paid quarterly.



CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.



KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares (except for the Mortgage and Short-Intermediate Government Funds), the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. For Funds that invest in foreign securities, The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Funds and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of shareholder service agent fees payable to the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS. ZKI and ZIML place all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, ZKI and ZIML may consider sales of shares of a Fund and other funds managed by ZKI or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES


DIVIDENDS. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.


Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Diversified, High Yield or Opportunity Funds may qualify for the dividends received deduction available to corporate shareholders. However, it is anticipated that only a small portion, if any, of the dividends paid by such Funds will so qualify. No portion of the dividends paid by the Adjustable Rate, Government, Income and Capital, Mortgage or Short-Intermediate Government Funds will qualify for the dividends received deduction.


A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Fund dividends that are derived from interest on direct (but not guaranteed) obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In other states, arguments can be made that such distributions should be exempt from state and local taxes based on federal law, 31 U.S.C. Section 3124, and the U.S. Supreme Court's interpretation of that provision in AMERICAN

BANK AND TRUST CO. v. DALLAS COUNTY, 463 U.S. 855 (1983). Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes, including information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE


For each Fund, the net asset value per share is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Equity options are valued at the last sale price unless the bid price is higher or the ask price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options, swap agreements and swap-related products are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of a Fund investing in foreign securities does not necessarily take place contemporaneously with the determination of the prices of the Fund's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining the net asset value of a Fund investing in foreign securities, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.


PURCHASE OF SHARES



ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.


The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                 ANNUAL 12B-1 FEES
                                              (AS A % OF AVERAGE DAILY
                     SALES CHARGE                   NET ASSETS)                  OTHER INFORMATION
          ----------------------------------  ------------------------   ----------------------------------
Class A   Maximum initial sales charge of          None                  Initial sales charge waived or
          4.5% of the public offering price                              reduced for certain purchases
          (3.5% for the Adjustable Rate and
          Short-Intermediate Government
          Funds)
Class B   Maximum contingent deferred sales       0.75%                  Shares convert to Class A shares
          charge of 4% of redemption                                     six years after issuance
          proceeds; declines to zero after
          six years
Class C   Contingent deferred sales charge        0.75%                  No conversion feature
          of 1% of redemption proceeds for
          redemptions made during first year
          after purchase



The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. In order to begin accruing income dividends as soon as possible, purchasers may wire payment to United Missouri Bank of Kansas City, N.A., 10th and Grand Avenue, Kansas City, Missouri 64106.



Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers of the Adjustable Rate and Short-Intermediate Government Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

            ADJUSTABLE RATE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS

                                                                                       Sales Charge
                                                               -------------------------------------------------------------
                                                                                           As a                 Allowed to
                                                                    As a               Percentage of           Dealers as a
                                                               Percentage of             Net Asset            Percentage of
Amount of Purchase                                             Offering Price             Value*              Offering Price
------------------                                             --------------          -------------          --------------
Less than $100,000.........................................         3.50%                  3.63%                   3.00%
$100,000 but less than $250,000............................         3.00                   3.09                    2.50
$250,000 but less than $500,000............................         2.50                   2.56                    2.25
$500,000 but less than $1 million..........................         2.00                   2.04                    1.75
$1 million and over........................................          .00**                  .00**                   ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by KDI as discussed below.


The public offering price of Class A shares for purchasers of the Diversified, Government, High Yield, Income and Capital, Mortgage and Opportunity Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

     DIVERSIFIED, GOVERNMENT, HIGH YIELD, INCOME AND CAPITAL, MORTGAGE AND
                               OPPORTUNITY FUNDS

                                                                                       Sales Charge
                                                               -------------------------------------------------------------
                                                                                           As a                 Allowed to
                                                                    As a               Percentage of           Dealers as a
                                                               Percentage of             Net Asset            Percentage of
Amount of Purchase                                             Offering Price             Value*              Offering Price
------------------                                             --------------          -------------          --------------
Less than $100,000.........................................           4.50%                  4.71%                   4.00%
$100,000 but less than $250,000............................           3.50                   3.63                    3.00
$250,000 but less than $500,000............................           2.60                   2.67                    2.25
$500,000 but less than $1 million..........................           2.00                   2.04                    1.75
$1 million and over........................................            .00**                  .00**                   ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.


Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which ZKI or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.



Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET AL., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families, and (d) any trust or pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund Class A shares may purchase Fund shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.


Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.



Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."



Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. Class B shareholders of the Funds who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares originally representing Initial Shares of a KIP Portfolio will automatically convert to Class A shares of the applicable Fund six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.



PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."



WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.



GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.



KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KSvC in acknowledgement of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.



In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.



Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.



Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.


The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.


REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if ZKI deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.


CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

 YEAR OF                                                                   CONTINGENT
REDEMPTION                                                                  DEFERRED
  AFTER                                                                      SALES
 PURCHASE                                                                    CHARGE
----------                                                                 ----------
 First.................................................................        4%
 Second................................................................        3%
 Third.................................................................        3%
 Fourth................................................................        2%
 Fifth.................................................................        2%
 Sixth.................................................................        1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                                                       CONTINGENT DEFERRED SALES CHARGE
        YEAR OF             ---------------------------------------------------------------------------------------
       REDEMPTION                                           SHARES PURCHASED ON OR AFTER
         AFTER              SHARES PURCHASED ON OR AFTER    FEBRUARY 1, 1991 AND BEFORE     SHARES PURCHASED BEFORE
        PURCHASE                   MARCH 1, 1993                   MARCH 1, 1993               FEBRUARY 1, 1991
       ----------           ----------------------------    ----------------------------    -----------------------
First...................                 4%                              3%                            5%
Second..................                 3%                              3%                            4%
Third...................                 3%                              2%                            3%
Fourth..................                 2%                              2%                            2%
Fifth...................                 2%                              1%                            2%
Sixth...................                 1%                              1%                            1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age
70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to

10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1997 will be eligible for the second year's charge if redeemed on or after December 1, 1998. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.



REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES -- COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Fund, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and
(c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A SHARES -- LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.


CLASS A SHARES -- CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES -- AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.


CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.


Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features --Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.


GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").



BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50 maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.


PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.



TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:


- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE


A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by ZKI may also advertise performance information before and after the effect of the fee waiver or expense absorption.



A Fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one year period. Net investment income is assumed to be compounded semiannually when it is annualized.


Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The yield or price volatility of a Fund (particularly the Adjustable Rate Fund) may be compared to various securities, such as U.S. Government Securities, or indexes, such as the COFI referred to above or the Constant Maturity Treasury Index ("CMT") published by the Federal Reserve Board. A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Objectives, Policies and Risk Factors--Additional Investment Information," option writing can limit the potential for capital appreciation.


Class A shares of each Fund are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Adjustable Rate and Short-Intermediate Government Funds). While the maximum sales charge is normally reflected in a Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.



Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.


CAPITAL STRUCTURE


The Adjustable Rate, Diversified, Government, Income and Capital Funds, and High Yield Series are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Adjustable Rate Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. Prior to January 1, 1992, the Fund was known as "Kemper Enhanced Government Income Fund." The Diversified Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Option Income Fund, Inc., a Maryland corporation organized in 1977. Prior to February 1, 1989, the Fund was known as "Kemper Option Income Fund." The Government Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper U.S. Government Securities Fund, Inc., a Maryland corporation (formerly known as Kemper Fund For Government Guaranteed Securities, Inc.) organized in 1980 as successor to a Pennsylvania business trust organized in 1977. The High Yield and Opportunity Funds are separate series, or "Portfolios," of Kemper High Yield Series. The High Yield Series was organized as a business trust under the laws of Massachusetts on October 24, 1985 with a single portfolio. Effective January 31, 1986, that Trust, pursuant to a reorganization succeeded to the assets and liabilities of Kemper High Yield Fund, Inc., a Maryland corporation organized in 1977. Prior to October 1, 1997, the Trust was known as Kemper High Yield Fund. The Income and Capital Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Income and Capital Preservation Fund, Inc., a Maryland corporation organized in 1972. The Mortgage and Short-Intermediate Government Funds are separate series, or "Portfolios", of Kemper Portfolios ("KP"), an open-end management investment company organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 20, 1987, KP pursuant to a reorganization succeeded to the assets and liabilities of Investment Portfolios, Inc., a Maryland corporation organized on March 26, 1982. After such reorganization, KP was known as Investment Portfolios until February 1, 1991, and thereafter until May 28, 1994, as Kemper Investment Portfolios, when the name of KP became "Kemper Portfolios." Until December 1, 1989, the Mortgage Fund was known as the "Government Plus Portfolio" and prior to May 28, 1994, the Mortgage

Fund was known as the "Government Portfolio." Prior to May 28, 1994, the Short-Intermediate Government Fund was known as the Short-Intermediate Government Portfolio.


Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each Trust may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Portfolios, each is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of ZKI and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of each Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Portfolio's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. If shares of more than one Portfolio for any Trust are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

APPENDIX--PORTFOLIO COMPOSITION OF HIGH YIELD BONDS


The table below reflects the composition by quality rating of the portfolios of the Diversified, High Yield and Opportunity Funds. Percentages for each Fund reflect the net asset weighted average of the percentage for each category on the last day of each month in the twelve month period ended October 31, 1997 (the one-month period for the Opportunity Fund). The table reflects the percentage of total net assets represented by fixed income securities rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), by unrated fixed income securities and by other assets. The percentage shown reflects the higher of the Moody's or S&P rating. U.S. Government securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Cash equivalents include money market instruments, repurchase agreements, net payables and receivables, treasuries with a maturity of less than one year and cash. Other assets include options, financial futures contracts and equity securities. As noted under "Investment Objectives, Policies and Risk Factors" the Diversified, High Yield and Opportunity Funds invest in high yielding, fixed income securities without relying upon published ratings. The allocations in the table are not necessarily representative of the composition of the portfolios at other times. Portfolio composition will change over time.


END OF THE MONTH COMPOSITION OF PORTFOLIO BY QUALITY AS AN AVERAGE PERCENTAGE OF

                 NET ASSETS (NOVEMBER 1, 1996-OCTOBER 31, 1997)



           MOODY'S/S&P RATING                 DIVERSIFIED      HIGH YIELD      OPPORTUNITY         GENERAL DEFINITION OF
                CATEGORY                         FUND             FUND            FUND                  BOND QUALITY
           ------------------                 -----------      ----------      -----------         ---------------------
Cash Equivalents........................           (1)%             5%              12%
Aaa/AAA.................................           50               2                0          Highest quality
Aa/AA...................................            0               0                0          High quality
A/A.....................................            3               0                0          Upper medium grade
Baa/BBB.................................            4               1                0          Medium grade
Ba/BB...................................           11              16                8          Some speculative elements
B/B.....................................           27              68               75          Speculative
Caa/CCC.................................            1               3                0          More speculative
Ca/CC, C/C..............................            0               0                0          Very speculative
D.......................................            0               0                0          In default
Not Rated...............................            3               4                4
Other Assets............................            0               1                1
                                                  ---             ---              ---
Net Assets..............................          100%            100%             100%


The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth under "Appendix--Ratings of Investments" in the Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                                  PROSPECTUS




                             KEMPER INCOME FUNDS



                              DECEMBER 30, 1997



                                --------------

                            KEMPER ADJUSTABLE RATE
                             U.S. GOVERNMENT FUND

                        KEMPER DIVERSIFIED INCOME FUND

                            KEMPER U.S. GOVERNMENT
                               SECURITIES FUND

                            KEMPER HIGH YIELD FUND


                              KEMPER HIGH YIELD
                               OPPORTUNITY FUND


                          KEMPER INCOME AND CAPITAL
                              PRESERVATION FUND

                          KEMPER U.S. MORTGAGE FUND

                          KEMPER SHORT-INTERMEDIATE
                               GOVERNMENT FUND
                                --------------


                                    KEMPER
                                [KEMPER LOGO]

[KEMPER LOGO]           Investment Manager
                        Zurich Kemper Investments, Inc.

                        Principal Underwriter
                        Kemper Distributors, Inc.
                        222 South Riverside Plaza
                        Chicago, IL  60606-5808
                        www.kemper.com  E-mail info@kemper.com
                        Tel (800) 621-1048


KFIF-1 (12/97)           [RECYCLED PAPER LOGO]

KDI712237

                            KEMPER HIGH YIELD SERIES

                             CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION



     ITEM NUMBER                                  LOCATION IN STATEMENT OF
     OF FORM N-1A                                 ADDITIONAL INFORMATION
     ------------                                 ------------------------
10.  Cover Page...............................    Cover Page
11.  Table of Contents........................    Table of Contents
12.  General Information and History..........    Inapplicable
13.  Investment Objectives and Policies.......    Investment Restrictions; Investment Policies and
                                                  Techniques; Supplement to Statement of Additional
                                                  Information
14.  Management of the Fund...................    Investment Manager and Underwriter;
                                                  Officers and Trustees; Supplement to Statement of
                                                  Additional Information
15.  Control Persons and Principal Holders of
     Securities...............................    Officers and Trustees; Supplement to Statement of
                                                  Additional Information
16.  Investment Advisory and Other Services...    Investment Manager and Underwriter;
                                                  Officers and Trustees; Supplement to Statement of
                                                  Additional Information
17.  Brokerage Allocation and Other
     Practices................................    Portfolio Transactions; Supplement to Statement of
                                                  Additional Information
18.  Capital Stock and Other Securities.......    Shareholder Rights
19.  Purchase, Redemption and Pricing of
     Securities Being Offered.................    Purchase and Redemption of Shares
20.  Tax Status...............................    Dividends and Taxes
21.  Underwriters.............................    Investment Manager and Underwriter
22.  Calculation of Performance Data..........    Performance
23.  Financial Statements.....................    Financial Statements; Supplement to Statement of
                                                  Additional Information

                               KEMPER HIGH YIELD


                                OPPORTUNITY FUND


                                   ("KHYOF")


                           SUPPLEMENT TO STATEMENT OF


                             ADDITIONAL INFORMATION


                            DATED DECEMBER 30, 1997



FINANCIAL STATEMENTS



The financial statements (unaudited) appearing in KHYOF's Semiannual Report to Shareholders for the period ended March 31, 1998 are incorporated into the Statement of Additional Information by reference. KHYOF's Semiannual Report accompanies the Statement of Additional Information. All adjustments necessary for a fair statement of the results of operations for the period covered by such report are included. All such adjustments are of a normal recurring nature.



April 30, 1998


KHYOF-13A  4/98                                  (LOGO)PRINTED ON RECYCLED PAPER

           KEMPER EQUITY FUNDS/GROWTH STYLE                             KEMPER INCOME FUNDS
       Kemper Aggressive Growth Fund ("KAGGF")         Kemper Adjustable Rate U.S. Government Fund ("KARGF")
            Kemper Blue Chip Fund ("KBCF")                    Kemper Diversified Income Fund ("KDIF")
              Kemper Growth Fund ("KGF")                  Kemper U.S. Government Securities Fund ("KGSF")
       Kemper Quantitative Equity Fund ("KQEF")                  Kemper High Yield Series ("KHYS")
   Kemper Small Capitalization Equity Fund ("KSCF")            comprised of the following two series:
           Kemper Technology Fund ("KTEC")                        Kemper High Yield Fund ("KHYF")
          Kemper Total Return Fund ("KTRF")                 Kemper High Yield Opportunity Fund ("KHYOF")
          Kemper Value+Growth Fund ("KVGF")            Kemper Income and Capital Preservation Fund ("KICPF")
              SUPPLEMENT TO STATEMENT OF                  Kemper Portfolios ("KP") including the following
                ADDITIONAL INFORMATION                                        series:
               DATED DECEMBER 31, 1996                          Kemper U.S. Mortgage Fund ("KUSMF")
                                                        Kemper Short-Intermediate Government Fund ("KSIGF")
              -------------------------                              SUPPLEMENT TO STATEMENT OF
                                                                       ADDITIONAL INFORMATION
                                                                      DATED DECEMBER 30, 1997
          KEMPER GLOBAL INCOME FUND ("KGIF")                         -------------------------
          KEMPER INTERNATIONAL FUND ("KIF")                      KEMPER CASH RESERVES FUND ("KCRF")
              SUPPLEMENT TO STATEMENT OF                          (A SERIES OF KEMPER PORTFOLIOS)
                ADDITIONAL INFORMATION                               SUPPLEMENT TO STATEMENT OF
                 DATED MARCH 1, 1997                                   ADDITIONAL INFORMATION
              -------------------------                               DATED DECEMBER 30, 1997
                                                                     -------------------------
                                                                 KEMPER ASIAN GROWTH FUND ("KAGF")
                                                                     SUPPLEMENT TO STATEMENT OF
                                                                       ADDITIONAL INFORMATION
                                                                        DATED APRIL 1, 1997
                                                                     -------------------------

                          KEMPER TAX-FREE INCOME FUNDS
                Kemper National Tax-Free Income Series ("KNTIS")
                     comprised of the following two series:
                      Kemper Municipal Bond Fund ("KMBF")
               Kemper Intermediate Municipal Bond Fund ("KIMBF")
                 Kemper State Tax-Free Income Series ("KSTIS")
                    comprised of the following eight series:
                Kemper California Tax-Free Income Fund ("KCATF")
                 Kemper Florida Tax-Free Income Fund ("KFLTF")
                 Kemper Michigan Tax-Free Income Fund ("KMITF")
                Kemper New Jersey Tax-Free Income Fund ("KNJTF")
                 Kemper New York Tax-Free Income Fund ("KNYTF")
                   Kemper Ohio Tax-Free Income Fund ("KOHTF")
               Kemper Pennsylvania Tax-Free Income Fund ("KPATF")
                  Kemper Texas Tax-Free Income Fund ("KTXTF")
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 26, 1997

INVESTMENT RESTRICTIONS--MASTER/FEEDER FUND STRUCTURE

Certain Series, Portfolios or Funds have amended their fundamental policies to permit a master/feeder fund structure. Following is a list of each Series', Portfolio's or Fund's fundamental policies that were so amended. Where necessary, the number identifying each Fund's policies that were amended is indicated in brackets following each Series', Portfolio's or Fund's name, as applicable. As a matter of fundamental policy, each Series, Portfolio or Fund will not:

KTEC[(1)], KGSF[(2)], KMBF[(3)]:

Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KSTIS (EXCEPT KCATF AND KTXTF):

(11) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KCATF:

(3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KHYOF:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KTEC:

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

KSTIS (EXCEPT KCATF AND KTXTF):

(2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or of a state or its political subdivisions) if as a result of such purchase 25% or more of its total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KTEC:

(7) Invest 25% of more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

KHYOF:

(7) Concentrate more than 25% of the value of its assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

KMBF:

(2) With respect to temporary investments, purchase securities (other than securities of the United States Government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KCATF:

(2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or the State of California or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KGSF:

(1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements, except that the Fund may engage in options and financial futures transactions, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KTEC[(9)], KHYOF[(9)], KMBF[(10)], KSTIS (EXCEPT KTXTF)[(7)], KCATF [(10)]:

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KGSF:

(7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KCATF:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KMBF, KSTIS (EXCEPT KCATF AND KTXTF):

(1) Make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

In addition, with respect to Kemper Equity Funds/Growth Style, the following non-fundamental investment restrictions are deleted:

INVESTMENT RESTRICTIONS--DELETIONS

(with respect to all Kemper Equity Funds/Growth Style except KAGGF and KSCF) Each Fund may not:

     Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(with respect to all Kemper Equity Funds/Growth Style except KAGGF) Each Fund may not:

     (i) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (ii) Invest in oil, gas and other mineral leases.

(with respect to all Kemper Equity Funds/Growth Style except KAGGF and KBCF) Each Fund may not:

     (i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

     (ii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

     (iii) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amounts of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

     (iv) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(with respect to all Kemper Equity Funds/Growth Style except KAGGF and KTRF) Each Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment trusts. (The Quantitative Fund currently does not intend to invest more than 5% of its net assets in securities of real estate investment trusts).

(with respect to KBCF) The Fund may not:

     Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guarantees by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(with respect to KSCF) The Fund may not:

     Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(with respect to KTRF) The Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment funds.

With respect to KGIF and KIF, the following non-fundamental investment restrictions are deleted:

(with respect to KGIF and KIF) Each Fund may not:

     (i) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (ii) Invest in oil, gas and other mineral leases.

     (iii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

     (iv) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

     (v) Invest more than 10% of its total assets in securities of real estate investment trusts.

(with respect to KIF only) The Fund may not:

     (i) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (ii) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

     (iii) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(with respect to KGIF only) The Fund may not:

     (i) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (ii) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

With respect to Kemper Income Funds and KCRF, the following non-fundamental investment restrictions are deleted:

(with respect to KARGF, KDIF, KHYF, KICPF, KSIGF) Each Fund may not:

     Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund, or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(with respect to KARGF, KDIF, KICPF, KHYF, KSIGF) Each Fund may not:

     Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(with respect to KCRF, KUSMF, KSIGF) Each Fund may not:

     Invest in oil, gas or other mineral exploration or development programs.

(with respect to KARGF, KDIF, KHYF, and KICPF) Each Fund may not:

     Invest in oil, gas and other mineral leases.

(with respect to KARGF and KSIGF) Each Fund may not:

     Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) which with their predecessors have a record of less than three years continuous operations.

(with respect to KDIF, KICPF and KHYF) Each Fund may not:

     Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(with respect to KARGF, KCRF, KUSMF, KSIGF, KDIF, KHYF, KICPF) Each Fund may not:

     Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(with respect to KARGF and KSIGF) Each Fund may not:

     Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessor have a record of less than three years continuous operation will not exceed 15% of total assets.

(with respect to KARGF, KDIF, KHYF and KICPF) Each Fund may not:

     Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(with respect to KCRF, KUSMF, KSIGF) Each Fund may not:

     Invest in limited partnership interests in real estate.

(with respect to KARGF, KHYF and KSIGF) Each Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment trusts.

(with respect to KDIF and KICPF) Each Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment trusts.

OFFICERS AND TRUSTEES

Mr. Morax and Mr. Timbers are no longer trustees of the Funds for which they served as trustees. The following are new trustees:

DANIEL PIERCE (03/18/34), Trustee*, (63), 345 Park Avenue, New York, Managing Director, Scudder Kemper. New York; Director, Fiduciary Trust Company; Director, Fiduciary Company Incorporated.

EDMOND D. VILLANI (03/04/47), Trustee*, (50), 345 Park Avenue, New York, New York; Chief Executive Officer, Scudder Kemper.

PORTFOLIO TRANSACTIONS

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

December 31, 1997
KMF-IQQ

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 30, 1997


          KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND (THE "ADJUSTABLE
                                  RATE FUND")

            KEMPER DIVERSIFIED INCOME FUND (THE "DIVERSIFIED FUND")

         KEMPER U.S. GOVERNMENT SECURITIES FUND (THE "GOVERNMENT FUND")
                 KEMPER HIGH YIELD FUND (THE "HIGH YIELD FUND")
          KEMPER HIGH YIELD OPPORTUNITY FUND (THE "OPPORTUNITY FUND")
          KEMPER INCOME AND CAPITAL PRESERVATION FUND (THE "INCOME AND
                                 CAPITAL FUND")
                KEMPER U.S. MORTGAGE FUND (THE "MORTGAGE FUND")
      KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND (THE "SHORT-INTERMEDIATE
                              GOVERNMENT FUND")

               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated December 30, 1997. The prospectus may be obtained without charge from the Funds.

                               ------------------

                               TABLE OF CONTENTS


                                                              Page
                                                              ----
Investment Restrictions.....................................  B-1
Investment Policies and Techniques..........................  B-10
Portfolio Transactions......................................  B-17
Investment Manager and Underwriter..........................  B-19
Purchase and Redemption of Shares...........................  B-26
Dividends and Taxes.........................................  B-27
Performance.................................................  B-29
Officers and Trustees.......................................  B-44
Shareholder Rights..........................................  B-50
Opportunity Fund -- Report of Independent Auditors
  (September 18, 1997)......................................  B-52
Opportunity Fund -- Statement of Net Assets (September 18,
  1997).....................................................  B-53
Appendix--Rating of Investments.............................  B-54



The financial statements appearing in each Fund's 1997 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.



KFIF-13 12/97                           (RECYCLE LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE ADJUSTABLE RATE FUND MAY NOT, AS A FUNDAMENTAL POLICY:


(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.



(2) Purchase more than 10% of any class of voting securities of any issuer.


(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.


(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.


(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.


(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Adjustable Rate Fund may not:


(i) Invest for the purpose of exercising control or management of another issuer.



(ii) Invest more than 15% of its net assets in illiquid securities.



THE DIVERSIFIED FUND MAY NOT, AS A FUNDAMENTAL POLICY:



(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described in the prospectus.

(3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(5) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options, combinations thereof or similar options; except that the Fund may write covered call options with respect to its portfolio securities or securities indices, or write secured put options; and the Fund may enter into closing transactions with respect to such options, and may buy or sell options on financial futures contracts.

(6) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(7) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options of such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(9) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year, though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Diversified Fund may not:


(i) Invest for the purpose of exercising control or management of another issuer.



(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.



(iii) Invest more than 15% of its net assets in illiquid securities.



THE GOVERNMENT FUND MAY NOT, AS A FUNDAMENTAL POLICY:


(1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements, except that the Fund may engage in options and financial futures transactions.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(3) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(4) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

(5) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.) Borrowings may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase.

(6) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above and may enter into repurchase agreements for such securities, and may lend its portfolio securities against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies, which is equal at all times to at least 100% of the value of the securities loaned.

(7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Government Fund has adopted the following non-fundamental restriction which may be changed by the Board of Trustees without shareholder approval. The Government Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities.

THE HIGH YIELD FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

(3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(4) Invest more than 25% of the Fund's total assets in fixed income securities which are payable in currencies other than United States Dollars. (Investments in such securities may involve risks which differ from investments in securities of U.S. issuers, such as future political and economic developments, the possible imposition of governmental restrictions and taxes, as well as currency fluctuation.)

(5) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year; though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The High Yield Fund may not:


(i) Invest for the purpose of exercising control or management of another issuer.



(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.



(iii) Invest more than 15% of its net assets in illiquid securities.



THE INCOME AND CAPITAL FUND MAY NOT, AS A FUNDAMENTAL POLICY:


(1) Invest in securities other than those specified under "Investment Objectives, Policies and Risk Factors" in the prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conversion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "Investment Objectives, Policies and Risk Factors" after purchase by the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

(5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(7) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(8) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(11) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Income and Capital Fund may not:


(i) Invest for the purpose of exercising control or management of another issuer.



(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.



(iii) Invest more than 15% of its net assets in illiquid securities.



THE MORTGAGE FUND MAY NOT, AS A FUNDAMENTAL POLICY:


(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation.

(5) Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(6) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(8) Concentrate more than 25% of the Fund's net assets in any one industry.

(9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

(10) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid. [Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.]

(11) Invest for the purpose of exercising control or management of another issuer.

(12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(15) Issue senior securities as defined in the Investment Company Act of 1940.

(16) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

(17) Write (sell) put or call options, combinations thereof or similar options except that the Fund may write covered call options on up to 100% of the Fund's net assets and may write secured put options on up to 50% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(18) Invest in commodities or commodity futures contracts although the Fund may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 7 in the latest fiscal year, and it has no present intention of borrowing during the current year.



THE OPPORTUNITY FUND MAY NOT, AS A FUNDAMENTAL POLICY:


(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

(3) Borrow money except (i) for leverage purposes, but not for more than 20% of the Fund's total assets, including the amount borrowed, and (ii) as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. The maximum amount that the Fund may borrow is one-third of the value of its assets (including the amount borrowed). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary.

(4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(5) Invest 25% or more of its total assets in any one industry.

(6) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(8) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation except as otherwise provided for in restriction number (3) above. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Opportunity Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

(iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

THE SHORT-INTERMEDIATE GOVERNMENT FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(5) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(6) Concentrate more than 10% of the Fund's net assets in any one industry.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(8) Issue senior securities except as permitted under the Investment Company Act of 1940.

(9) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

(10) Engage in put or call option transactions; however, the Fund may write
(sell) put or call options on up to 25% of its net assets and may purchase put or call options if no more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; and the Fund may buy and sell options on financial futures contracts.

(11) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Short-Intermediate Government Fund may not:


(i) Invest for the purpose of exercising control or management of another issuer.



(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. This restriction does not apply to the Fund to the extent that certain collateralized obligations may be considered to be issued by an "investment company" (see "Investment Policies and Techniques --Collateralized Obligations").



(iii) Invest more than 15% of its net assets in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES



GENERAL. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.



OPTIONS ON SECURITIES. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.


During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Funds may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.


A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets (10% of total assets for the Mortgage Fund). The "liquidity charge" referred to above is computed as described below.

The Funds anticipate entering into agreements with dealers to which a Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. A Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.


When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.


FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.


Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.


OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.



DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.


To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Diversified, High Yield, Income and Capital and Opportunity Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Diversified, High Yield, Income and Capital and Opportunity Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Diversified, High Yield, Income and Capital and Opportunity Funds may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. See "Foreign Currency Transactions" under "Investment Objectives, Policies and Risk Factors--Additional Investment Information" in the prospectus. A Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of foreign currency. The Diversified, High Yield, Income and Capital and Opportunity Funds do not intend to enter into forward contracts for the purchase of a foreign currency if they would have more than 15% of the value of their total assets committed to such contracts. A Fund generally will not enter into a forward contract with a term longer than one year.


COLLATERALIZED OBLIGATIONS. A Fund will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Fund's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. No Fund currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, Mortgage-Backed Securities or U.S. Government Securities. Currently, none of the Funds intends to invest more than 10% of its total assets in inverse floaters.


Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (IO) and principal only (PO) securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 10% of a Fund's total assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Fund's limitation on illiquid securities, however, the Board of Trustees of a Fund may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

ZERO COUPON GOVERNMENT SECURITIES. Subject to its investment objective and policies, a Fund may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships (see "Investment Objectives, Policies and Risk Factors--Additional Investment Information--Collateralized Obligations" in the prospectus). The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Fund currently intends to invest more than 5% of its net assets in zero coupon U.S. Government Securities during the current year.

SHORT SALES AGAINST-THE-BOX. The Adjustable Rate, Diversified and Mortgage Funds may each make short sales against-the-box. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. No Fund currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. Each of the Adjustable Rate and Opportunity Funds usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amounts of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or eligible securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that a Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

Each of the Adjustable Rate and Opportunity Funds will not enter into any swap transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category for the Adjustable Rate Fund, and, within the top three rating categories for the Opportunity Fund, by at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documents have not yet been developed and, accordingly, they are less liquid than swaps. It is anticipated that neither the Adjustable Rate nor Opportunity Fund will invest more than 5% of its total assets in interest rate caps and floors and that the aggregate notional (agreed upon) principal amount of interest rate swaps entered into by a Fund and the aggregate contract value of outstanding futures contracts of a Fund and futures contracts subject to outstanding options written by a Fund will not exceed 50% of the Fund's total assets.

ADDITIONAL INFORMATION--ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which the Adjustable Rate Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Adjustable Rate Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Adjustable Rate Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Adjustable Rate Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Adjustable Rate Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Adjustable Rate Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics that are unique to adjustable rate mortgages that the Fund believes make them attractive investments in seeking to accomplish the Adjustable Rate Fund's objective.

PORTFOLIO TRANSACTIONS


Zurich Kemper Investments, Inc. ("ZKI") and its affiliates furnish investment management services for the Kemper Funds, Zurich Money Market Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") is the sub-adviser for the Diversified, High Yield, Income and Capital and Opportunity Funds. ZKI and its affiliates share some common research and trading facilities. ZIML is the subadviser for other Kemper Funds. At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for a Fund in some cases.

ZKI and ZIML, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement each Fund's policy of seeking best execution of orders. ZKI and ZIML may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, ZKI and ZIML may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by ZKI or its affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and ZKI and its affiliates, although ZKI and ZIML are not authorized to pay higher commissions to firms that provide such services, except as described below.


ZKI and ZIML may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by ZKI or one of its affiliates in cash. Subject to
Section 28(e) and procedures adopted by the Board of Trustees of each Fund, a Fund (except the Mortgage and Short-Intermediate Government Funds) could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if ZKI or ZIML determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or ZKI's or ZIML's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of ZKI and its affiliates. The investment management fee paid by a Fund to ZKI is not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided (except the Opportunity Fund which commenced operations on October 1, 1997).



                                                              ALLOCATED TO FIRMS
                                                                   BASED ON
                                                                 RESEARCH IN
                   FUND                        FISCAL 1997       FISCAL 1997        FISCAL 1996    FISCAL 1995
                   ----                        -----------    ------------------    -----------    -----------
Adjustable Rate............................    $     8,000             0%           $    29,000    $    99,000
Diversified................................    $ 3,860,000            11%           $ 2,927,000    $ 1,323,000
Government.................................    $   887,000             0%           $   806,000    $   823,000
High Yield.................................    $43,566,000            18%           $46,280,000    $21,136,000
Income and Capital.........................    $ 2,156,000             0%           $ 1,624,000    $ 1,576,000
Mortgage...................................    $   570,000             0%           $   545,000    $ 1,598,000+
Short-Intermediate Government..............    $    15,000             0%           $    44,000    $   125,000+


---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.


The change in portfolio turnover rates during the last two fiscal years for the Income and Capital Fund (see "Financial Highlights" in the prospectus) was due primarily to strategies related to Government securities transactions.


INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is each Fund's investment manager. ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. Pursuant to investment management agreements, ZKI acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with ZKI), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. ZKI has agreed to reimburse the Government Fund should all operating expenses of the Fund, including the compensation of ZKI, but excluding taxes, interest, distribution services fee, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average daily net assets of the fund on an annual basis.


The investment management agreements provide that ZKI shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders or the Board of Trustees of the Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.


The current investment management fee rates paid by the Funds are in the prospectus, see "Investment Manager and Underwriter." The investment management fees paid by each Fund for its last three fiscal years are shown in the table below (except for the Opportunity Fund which commenced operations on October 1, 1997).



                            FUND                                   1997           1996          1995
                            ----                                   ----           ----          ----
Adjustable Rate.............................................    $   493,000       627,000       887,000
Diversified.................................................    $ 4,664,000     4,239,000     4,152,000
Government..................................................    $15,888,000    18,159,000    19,681,000
High Yield..................................................    $23,419,000    19,436,000    17,917,000
Income and Capital..........................................    $ 3,162,000     3,194,000     2,923,000
Mortgage....................................................    $13,793,000    16,340,000    21,526,000+
Short-Intermediate Government...............................    $ 1,014,000     1,230,000     1,626,000+


---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.


FUND SUB-ADVISER. ZIML, 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of ZKI, is the sub-adviser for the foreign securities portion of the Diversified, High Yield, Opportunity, and Income and Capital Funds. ZIML acts as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and ZKI for each such Fund.



Under the terms of the Sub-Advisory Agreement for a Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZIML may, under the terms of each Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZIML receives from ZKI a monthly fee at the annual rate of .30% of the portion of the average daily net assets of each Fund allocated by ZKI to ZIML for management. ZIML permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.


Each Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.


Each Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. Each Sub-Advisory Agreement may be terminated at any time for a Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Funds become subject to a Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Fund-by-Fund basis. Additional Funds may be subject to a different agreement. The sub-advisory fees paid by ZKI to ZIML for the Diversified, High Yield and Income and Capital Fund's 1997 fiscal year were $3,821, $0 and $0, respectively. The Opportunity Fund commenced operations on October 1, 1997.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), KDI, a wholly owned subsidiary of ZKI, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.



Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted (except for the Opportunity Fund which commenced operations on October 1, 1997).



                                                                                                        COMMISSIONS
                                                          COMMISSIONS           COMMISSIONS               PAID TO
           CLASS A SHARES                FISCAL YEAR    RETAINED BY KDI    KDI PAID TO ALL FIRMS    KDI AFFILIATED FIRMS
           --------------                -----------    ---------------    ---------------------    --------------------
Adjustable Rate......................       1997           $    8,000               58,000                      0
                                            1996           $   11,000               88,000                      0
                                            1995           $   22,000              161,000                 40,000
Diversified..........................       1997           $  178,000            1,166,000                      0
                                            1996           $  129,000              737,000                 69,000
                                            1995           $   75,000              462,000                 68,000
Government...........................       1997           $  221,000            1,410,000                 10,000
                                            1996           $  330,000            2,024,000                 91,000
                                            1995           $  380,000            2,427,000                325,000
High Yield...........................       1997           $1,714,000           11,779,000                181,000
                                            1996           $  857,000            6,035,000                226,000
                                            1995           $  476,000            3,430,000                435,000
Income and Capital...................       1997           $   53,000            1,283,000                      0
                                            1996           $  115,000              914,000                 74,000
                                            1995           $   96,000              767,000                110,000
Mortgage.............................       1997           $   29,000              201,000                      0
                                            1996           $   38,000              226,000                 11,000
                                            1995+          $   20,000              183,000                 29,000
Short-Intermediate Government........       1997           $    8,000               82,000                      0
                                            1996           $    9,000               70,000                  1,000
                                            1995+          $   23,000              220,000                 77,000


---------------
 + Includes amounts paid during fiscal year ended July 31, 1995 and fiscal period from August 1, 1995 to September 30, 1995.


CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan"), is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. As of December 1997, each Fund's Rule 12b-1 Plan has been separated from its distribution agreement.

Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below (except for the Opportunity Fund which commenced operations on October 1, 1997). A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.


                                               CONTINGENT
                                                DEFERRED                    DISTRIBUTION
                                DISTRIBUTION     SALES          TOTAL       FEES PAID BY
                                 FEES PAID      CHARGES     DISTRIBUTION     KDI TO KDI
                       FISCAL     BY FUND       PAID TO     FEES PAID BY     AFFILIATED
   CLASS B SHARES       YEAR       TO KDI         KDI       KDI TO FIRMS       FIRMS
   --------------      ------   ------------   ----------   ------------    ------------
Adjustable Rate......   1997    $    51,000       31,000        112,000              0
                        1996    $    42,000       19,000         56,000          5,000
                        1995    $    35,000       30,000        116,000         41,000
Diversified..........   1997    $ 2,148,000      419,000      2,911,000              0
                        1996    $ 1,909,000      446,000      1,739,000         54,000
                        1995    $ 1,925,000      688,000      1,155,000        133,000
Government...........   1997    $   528,000      234,000        665,000              0
                        1996    $   475,000      181,000      1,206,000         34,000
                        1995    $   254,000       91,000      1,495,000        200,000
High Yield...........   1997    $ 8,925,000    1,473,000     16,578,000              0
                        1996    $ 7,450,000    1,324,000      7,288,000         91,000
                        1995    $ 7,344,000    1,785,000      3,986,000        574,000
Income and
  Capital............   1997    $   600,000      211,000        588,000              0
                        1996    $   572,000      146,000      1,393,000         89,000
                        1995    $   289,000       86,000        876,000        113,000
Mortgage.............   1997    $ 6,685,000    1,362,000        640,000              0
                        1996    $ 9,328,000    2,147,000        982,000         22,000
                        1995+   $15,132,000    4,977,000      1,496,000        156,000
Short-Intermediate
  Government.........   1997    $ 1,071,000      327,000        335,000              0
                        1996    $ 1,403,000      486,000        378,000          2,000
                        1995+   $ 1,979,000    1,011,000        699,000         64,000


                                 OTHER DISTRIBUTION EXPENSES PAID BY KDI
                       ------------------------------------------------------------
                       ADVERTISING                MARKETING     MISC.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
   CLASS B SHARES      LITERATURE     PRINTING    EXPENSES    EXPENSES     EXPENSE
   --------------      -----------   ----------   ---------   ---------   --------
Adjustable Rate......      10,000       1,000        25,000    492,000       36,000
                           13,000       1,000        31,000     12,000       26,000
                           13,000       3,000        69,000     22,000       18,000
Diversified..........     368,000      26,000     1,018,000    121,000      640,000
                          409,000      33,000       871,000    165,000      468,000
                          115,000      16,000       586,000     97,000      452,000
Government...........     116,000       8,000       303,000     43,000      405,000
                          336,000      27,000       690,000    135,000      308,000
                          131,000       8,000       681,000     86,000      136,000
High Yield...........   2,127,000     153,000     5,700,000    583,000    1,500,000
                        1,549,000     119,000     3,416,000    638,000      567,000
                          335,000      45,000     2,075,000    281,000      461,000
Income and
  Capital............      97,000       7,000       254,000     39,000      378,000
                          390,000      31,000       804,000    132,000      295,000
                           70,000       7,000       354,000     59,000      104,000
Mortgage.............     116,000       8,000       300,000     57,000          -0-
                          325,000      23,000       656,000    119,000      514,000
                          165,000      72,000       979,000    147,000    1,911,000
Short-Intermediate
  Government.........      52,000       4,000       136,000     31,000          -0-
                          111,000       9,000       235,000     44,000          -0-
                           78,000      21,000       416,000     73,000       14,000


---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

                                                                                DISTRIBUTION
                                                    CONTINGENT      TOTAL        FEES PAID
                                     DISTRIBUTION    DEFERRED    DISTRIBUTION      BY KDI
                                      FEES PAID       SALES       FEES PAID        TO KDI
                                       BY FUND       CHARGES      BY KDI TO      AFFILIATED
   CLASS C SHARES      FISCAL YEAR      TO KDI        TO KDI        FIRMS          FIRMS
   --------------      -----------   ------------   ----------   ------------   ------------
Adjustable Rate......      1997        $  9,000            0         8,000             0
                           1996        $  9,000            0         9,000             0
                           1995        $  8,000          N/A        11,000         4,000
Diversified..........      1997        $ 83,000        5,000       106,000             0
                           1996        $ 33,000            0        52,000             0
                           1995        $ 14,000          N/A        14,000         1,000
Government...........      1997        $ 62,000        1,000        72,000             0
                           1996        $ 51,000        1,000        60,000             0
                           1995        $ 19,000          N/A        19,000         2,000
High Yield...........      1997        $657,000       58,000       944,000             0
                           1996        $245,000        3,000       370,000             0
                           1995        $ 68,000          N/A        67,000         8,000
Income and Capital...      1997        $ 53,000        2,000        60,000             0
                           1996        $ 31,000        1,000        42,000             0
                           1995        $ 12,000          N/A        12,000         1,000
Mortgage.............      1997        $ 16,000        1,000        21,000             0
                           1996        $ 12,000            0        15,000             0
                           1995+       $  5,000          N/A         5,000         1,000
Short-Intermediate
  Government.........      1997        $ 34,000        3,000        42,000             0
                           1996        $ 25,000        1,000        29,000             0
                           1995+       $ 19,000          N/A        42,000         3,000


                                 OTHER DISTRIBUTION EXPENSES PAID BY KDI
                       -----------------------------------------------------------
                       ADVERTISING                MARKETING     MISC.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
   CLASS C SHARES      LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
   --------------      -----------   ----------   ---------   ---------   --------
Adjustable Rate......      4,000            0        11,000     61,000     12,000
                           9,000        1,000        20,000      8,000      8,000
                           6,000        2,000        32,000     14,000      4,000
Diversified..........     49,000        4,000       136,000     24,000     29,000
                          34,000        3,000        54,000     14,000     12,000
                           8,000        1,000        42,000     14,000      5,000
Government...........     16,000        1,000        44,000      8,000     30,000
                          57,000        5,000       113,000      8,000     19,000
                          11,000        1,000        60,000     14,000      4,000
High Yield...........    411,000       29,000     1,111,000    128,000    210,000
                         316,000       23,000       559,000     90,000     79,000
                          41,000        4,000       250,000     44,000     18,000
Income and Capital...     23,000        2,000        60,000     16,000     24,000
                          40,000        3,000        86,000      2,000     12,000
                           7,000        1,000        34,000     11,000      2,000
Mortgage.............      7,000            0        19,000      5,000      8,000
                           8,000        1,000        17,000      1,000      5,000
                           4,000        1,000        23,000     12,000      2,000
Short-Intermediate
  Government.........     18,000        1,000        50,000     16,000     28,000
                          36,000        3,000        76,000     12,000     17,000
                          15,000        4,000        79,000     21,000      8,000


---------------
 + Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.


ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund.



KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to .15% (.25% for the Mortgage and Short-Intermediate Government Funds) of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to .25% of net assets of those accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include affiliates of KDI.



The following information concerns the administrative services fee paid by each Fund to KDI (except the Opportunity Fund which commenced operations on October 1, 1997).



                                           ADMINISTRATIVE SERVICE FEES      TOTAL SERVICE FEES PAID BY    SERVICE FEES PAID BY KDI
                                                   PAID BY FUND                    KDI TO FIRMS           TO KDI AFFILIATED FIRMS
                                         --------------------------------   ---------------------------   ------------------------
          FUND             FISCAL YEAR    CLASS A      CLASS B    CLASS C
          ----             -----------    -------      -------    -------
Adjustable Rate..........     1997       $  169,000      17,000     3,000              188,000                           0
                              1996       $  213,000      14,000     3,000              231,000                       5,000
                              1995       $  299,000      11,000     2,000              320,000                      76,000
Diversified..............     1997       $1,131,000     705,000    28,000            1,930,000                       9,000
                              1996       $1,020,000     624,000    11,000            1,692,000                      55,000
                              1995       $  952,000     620,000     5,000            1,582,000                     203,000
Government...............     1997       $6,821,000     173,000    19,000            7,053,000                      35,000
                              1996       $7,542,000     159,000    15,000            7,728,000                     329,000
                              1995       $7,831,000      84,000     6,000            7,965,000                   1,161,000
High Yield...............     1997       $6,462,000   2,917,000   217,000           10,067,000                      49,000
                              1996       $5,075,000   2,469,000    83,000            7,844,000                     134,000
                              1995       $4,323,000   2,400,000    22,000            6,730,000                     783,000
Income and Capital.......     1997       $  992,000     199,000    18,000            1,207,000                       6,000
                              1996       $  950,000     185,000    10,000            1,167,000                      39,000
                              1995       $  856,000      95,000     4,000              980,000                     108,000
Mortgage.................     1997       $4,354,000   2,139,000     5,000            6,503,000                      73,000
                              1996       $4,751,000   2,978,000     4,000            7,729,000                     301,000
                              1995+      $5,402,000   4,811,000     2,000           10,164,000                   1,280,000
Short-Intermediate
  Government.............     1997       $   88,000     345,000    12,000              450,000                           0
                              1996       $   80,000     453,000     8,000              546,000                      11,000
                              1995+      $   69,000     640,000     6,000              698,000                      60,000


---------------
 + Includes amounts paid during fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.


KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, however, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services, as well as (except for the Mortgage and Short-Intermediate Government Funds), with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.



Certain trustees or officers of the Funds are also directors or officers of ZKI, ZIML or KDI as indicated under "Officers and Trustees."



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn,

New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of each Fund, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1997 fiscal year the shareholder service fees IFTC remitted to KSvC (except for the Opportunity Fund which commenced operations on October 1, 1997).



                            FUND                                   FEES TO KSVC
                            ----                                   ------------
Adjustable Rate.............................................        $  249,000
Diversified.................................................         1,681,000
Government..................................................         3,598,000
High Yield..................................................         4,802,000
Income and Capital..........................................           937,000
Mortgage....................................................         3,192,000
Short-Intermediate Government...............................           560,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


LEGAL COUNSEL. Vedder, Price, Kaufmann & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund.


PURCHASE AND REDEMPTION OF SHARES


As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares of each Fund, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES


DIVIDENDS. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.



A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of a Fund's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. This requirement has been eliminated by the Taxpayer Relief Act of 1997 for fiscal years beginning after August 5, 1997. As long as the requirement applies a Fund may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.


A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.


At August 31, 1997 the Adjustable Rate Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $10,622,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.



At October 31, 1997 the Diversified Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $126,968,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.



At October 31, 1997, the Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $679,036,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.



At October 31, 1997, the Income and Capital Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $16,124,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.



At September 30, 1997, the High Yield Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $151,654,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.



At September 30, 1997, the Mortgage Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $894,044,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.



At September 30, 1997, the Short-Intermediate Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $22,500,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.


A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.


A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund (other than shares of the Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities and certain American Depositary Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE


As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "yield" and "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class. ZKI agreed to waive its management fee and to absorb certain operating expenses for the Adjustable Rate Fund for the periods and to the extent specified in this Statement of Additional Information. See "Investment Manager and Underwriter." Because of this waiver and expense absorption, the performance results for the Adjustable Rate Fund may be shown with and without the effect of this waiver and expense absorption. Performance results not giving effect to waivers and expense absorptions will be lower.


Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.


A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Each Fund's yield shown below is based on the one month period ended as noted (except for the Opportunity Fund which commenced operations on October 1, 1997).



                                                                CLASS A    CLASS B    CLASS C
                    FUND (PERIOD ENDED)                         SHARES     SHARES     SHARES
                    -------------------                         -------    -------    -------
Adjustable Rate (8/31/97)...................................     5.00%      4.48%      4.52%
Diversified (10/31/97)......................................     6.54       5.86       5.95
Government (10/31/97).......................................     6.11       5.44       5.48
High Yield (9/30/97)........................................     7.86       7.34       7.36
Income and Capital (10/31/97)...............................     5.42       4.75       4.77
Mortgage (9/30/97)..........................................     6.07       5.48       5.60
Short-Intermediate Government (9/30/97).....................     4.87       4.23       4.38


Each Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

               a - b
               -----    6
YIELD = 2 [ (   cd   +1) - 1]

Where: a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period
            (which is net asset value for Class B and Class C shares).

In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.


Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Adjustable Rate and Short-Intermediate Government Funds). Class B and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for the Funds for various periods. Comparative information with respect to certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Lehman Brothers Adjustable Rate Index generally represents the performance of adjustable rate mortgages during various market conditions. The Lehman Brothers Aggregate Bond Index generally represents the performance of intermediate and long-term government bonds and investment grade corporate debt securities and mortgage-backed securities during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Merrill Lynch Market Weighted Index generally represents the performance of short- and intermediate-term Treasury and GNMA securities during various market conditions. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Salomon Brothers 30 Year GNMA Index generally represents the performance of GNMA 30-year pass-through mortgages. The foregoing bond indices are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The period indicated was one of fluctuating securities prices and interest rates. As indicated previously, the Opportunity Fund commenced operations on October 1, 1997.



                     ADJUSTABLE RATE FUND--AUGUST 31, 1997



                   -----------------------------------------------------------------------------------------------
      TOTAL           INITIAL      CAPITAL GAIN       INCOME          ENDING        PERCENTAGE         ENDING
     RETURN           $10,000       DIVIDENDS       DIVIDENDS          VALUE         INCREASE           VALUE
      TABLE        INVESTMENT(*)    REINVESTED    REINVESTED(**)   (ADJUSTED)(*)   (ADJUSTED)(*)   (UNADJUSTED)(*)
  ------------     -------------   ------------   --------------   -------------   -------------   ---------------
                                                          CLASS A SHARES
Life of Fund(+)         $ 8,949            9              9,372          18,330           83.3             19,002
Five Years                9,338            0              2,767          12,105           21.1             12,540
One Year                  9,799            0                500          10,299            3.0             10,674
                                                          CLASS B SHARES
Life of Fund(++)          9,980            0              1,589          11,370           13.7             11,569
One Year                 10,150            0                446          10,296            3.0             10,596
                                                          CLASS C SHARES
Life of Fund(++)          9,993            0              1,602               *              *             11,595
One Year                 10,150            0                448               *              *             10,598


                   ---------------
      TOTAL          PERCENTAGE
     RETURN           INCREASE
      TABLE        (UNADJUSTED)(*)
  -----------     ----------------
                   CLASS A SHARES
Life of Fund(+)             90.0
Five Years                  25.4
One Year                     6.7
                   CLASS B SHARES
Life of Fund(++)            15.7
One Year                     6.0
                   CLASS C SHARES
Life of Fund(++)            16.0
One Year                     6.0




                                         COMPARED TO
                       ------------------------------------------------
                       CONSUMER     SALOMON       LEHMAN       LEHMAN
        TOTAL           PRICE     BROS. HIGH       BROS.        BROS.
       RETURN           INDEX     GRADE CORP.   GOVT./CORP.      ARM
        TABLE            (1)       INDEX(2)      INDEX(3)     INDEX(4)
      --------        ---------   -----------   -----------   --------
Life of Fund(+)          40.6       172.4          137.0           *
Life of Fund(++)          9.0        36.8           28.3        26.0
Five Years               14.1        48.8           39.6        33.2
One Year                  2.2        13.0            9.8         8.0




                                                                      SALOMON       LEHMAN       LEHMAN
   AVERAGE ANNUAL         FUND       FUND       FUND     CONSUMER   BROS. HIGH       BROS.       BROS.
    TOTAL RETURN        CLASS A    CLASS B    CLASS C     PRICE     GRADE CORP.   GOVT./CORP.     ARM
        TABLE            SHARES     SHARES     SHARES    INDEX(1)    INDEX(2)      INDEX(3)     INDEX(4)
   -------------        --------   --------    -------    --------   -----------   -----------   --------
Life of Fund(+)            6.3         *          *        3.5           10.5           9.0         *
Life of Fund(++)             *       4.0        4.6        2.7           10.1           8.2       7.4
Five Years                 3.9         *          *        2.7            8.3           6.9       5.9
One Year                   3.0       3.0        6.0        2.2           13.0           9.8       8.0


---------------

 * -- Data not available or not applicable.

 (+) Since September 1, 1987 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                       DIVERSIFIED FUND--OCTOBER 31, 1997


                     -------------------------------------------------------------------------------------------------
       TOTAL            Initial      Capital Gain       Income          Ending        Percentage          Ending
      RETURN            $10,000       Dividends       Dividends          Value         Increase            Value
       TABLE         Investment(*)    Reinvested    Reinvested(**)   (adjusted)(*)   (adjusted)(*)   (unadjusted)(***)
      ------         -------------   ------------   --------------   -------------   -------------   -----------------
                                                    CLASS A SHARES
Life of Fund(+)           $ 5,589           712            68,480          74,781           647.8              78,322
Fifteen Years               6,206           339            35,907          42,452           324.5              44,442
Ten Years                   9,324             0            20,416          29,740           197.4              31,149
Since 2/1/89(+++)           9,281             0            15,228          24,509           145.1              25,664
Five Years                 10,071             0             5,716          15,787            57.9              16,533
One Year                    9,505             0               824          10,329             3.3              10,812

                     -----------------
       TOTAL            Percentage
      RETURN             Increase
       TABLE         (unadjusted)(***)
      ------         -----------------
                       CLASS A SHARES
Life of Fund(+)            683.2
Fifteen Years              344.4
Ten Years                  211.5
Since 2/1/89(+++)          156.6
Five Years                  65.3
One Year                     8.1
                       CLASS B SHARES
Life of Fund(++)            31.4
One Year                     7.1
                       CLASS C SHARES
Life of Fund(++)            31.2
One Year                     7.4


                     -------------------------------------------------------------------------------------------------
       TOTAL            Initial      Capital Gain       Income          Ending        Percentage          Ending
      RETURN            $10,000       Dividends       Dividends          Value         Increase            Value
       TABLE         Investment(*)    Reinvested    Reinvested(**)   (adjusted)(*)   (adjusted)(*)   (unadjusted)(***)
      ------         -------------   ------------   --------------   -------------   -------------   -----------------
                                                    CLASS B SHARES
Life of Fund(++)      10,034                 0            3,103           12,937           29.4             13,137
One Year               9,950                 0              763           10,414            4.1             10,713
                                                    CLASS C SHARES
Life of Fund(++)      10,067                 0            3,147                *              *             13,124
One Year               9,967                 0              770                *              *             10,737



                                           COMPARED TO
                     -------------------------------------------------------
                                   Salomon         Lehman      Merrill Lynch
       TOTAL         Consumer       Bros.           Bros.       High Yield
      RETURN          Price       High Grade     Govt./Corp.      Master
       TABLE         Index(1)   Corp. Index(2)    Index(3)       Index(5)
      ------         --------   --------------   -----------   -------------
Life of Fund(+)       166.2            592.3         536.1               *
Life of Fund(++)        9.6             42.6          33.4            50.8
Fifteen Years          64.6            443.4         333.4               *
Ten Years              40.2            182.1         140.9           219.2
Since 2/1/89(+++)      33.4            141.5         116.6           166.7
Five Years             14.0             55.9          44.4            75.4
One Year                2.1             10.8           8.8            13.8



                                                                 Salomon                      Merrill Lynch
AVERAGE ANNUAL      Fund       Fund       Fund     Consumer       Bros.        Lehman Bros.    High Yield
 TOTAL RETURN     Class A    Class B    Class C     Price       High Grade     Govt./Corp.       Master
     TABLE         Shares     Shares     Shares    Index(1)   Corp. Index(2)     Index(3)       Index(5)
--------------    -------    -------    -------    --------   --------------   ------------   -------------
Life of Fund(+)     10.4          *          *        4.9             10.0            9.5               *
Life of
  Fund(++)             *        7.8        8.5        2.7             10.9            8.8            12.8
Fifteen Years       10.1          *          *        3.4             12.0           10.3               *
Ten Years           11.5          *          *        3.4             10.9            9.2            12.3
Five Years           9.6          *          *        2.7              9.3            7.6            11.9
One Year             3.3        4.1        7.4        2.1             10.8            8.8            13.8


---------------

 * -- Data not available on not applicable.


  (+) Since June 23, 1977 for Class A Shares. (Index begins 6/30/77)


 (++) Since May 31, 1994 for Class B and Class C Shares.

(+++) The Fund's current objective became effective February 1, 1989.

                       GOVERNMENT FUND--OCTOBER 31, 1997



                   -------------------------------------------------------------------------------------------------
     TOTAL            INITIAL      CAPITAL GAIN       INCOME          ENDING        PERCENTAGE          ENDING
     RETURN           $10,000       DIVIDENDS       DIVIDENDS          VALUE         INCREASE            VALUE
     TABLE         INVESTMENT(*)    REINVESTED    REINVESTED(**)   (ADJUSTED)(*)   (ADJUSTED)(*)    (UNADJUSTED)(*)
-------------      ------------   --------------  --------------   -------------   -------------    ---------------
                                                          CLASS A SHARES

Life of Fund(+)      $ 7,901            0            39,531           47,432          374.3             49,659
Fifteen Years          9,402            0            29,417           38,819          288.2             40,641
Ten Years              9,215            0            12,272           21,487          114.9             22,499
Five Year              9,045            0             4,022           13,067           30.7             13,685
One Year               9,628            0               726           10,354            3.5             10,840

                                                          CLASS B SHARES

Life of Fund(++)      10,150            0             2,500           12,450           24.5             12,650
One Year              10,080            0               659           10,439            4.4             10,739

                                                          CLASS C SHARES

Life of Fund(++)      10,173            0             2,518                *              *             12,691
One Year              10,080            0               661                *              *             10,241

                  -----------------
     TOTAL           PERCENTAGE
     RETURN           INCREASE
     TABLE         (UNADJUSTED)(*)
---------------   -----------------
                   CLASS A SHARES

Life of Fund(+)         396.6
Fifteen Years           306.4
Ten Years               125.0
Five Year                36.9
One Year                  8.4

                   CLASS B SHARES

Life of Fund(++)         26.5
One Year                  7.4

                   CLASS C SHARES

Life of Fund(++)         26.9
One Year                  7.4



                                      COMPARED TO
                  ---------------------------------------------------
                  CONSUMER     SALOMON       LEHMAN        SALOMON
     TOTAL         PRICE     BROS. HIGH       BROS.      BROS. 30 YR.
     RETURN        INDEX     GRADE CORP.   GOVT./CORP.       GNMA
     TABLE          (1)       INDEX(2)      INDEX(3)       INDEX(6)
     ------       ---------  -----------   -----------   ------------
Life of Fund(+)    116.6        564.4         491.5             *
Life of Fund(++)     9.6         42.6          33.4          35.0
Fifteen Years       64.6        443.4         333.4         368.2
Ten Years           40.2        182.1         140.9         151.5
Five Year           14.0         55.9          44.4          43.0
One Year             2.1         10.8           8.8           9.1



                                                              SALOMON       LEHMAN        SALOMON
 AVERAGE ANNUAL     FUND      FUND      FUND     CONSUMER   BROS. HIGH       BROS.      BROS. 30 YR.
  TOTAL RETURN     CLASS A   CLASS B   CLASS C    PRICE     GRADE CORP.   GOVT./CORP.       GNMA
      TABLE        SHARES    SHARES    SHARES    INDEX(1)    INDEX(2)      INDEX(3)       INDEX(6)
 --------------    -------   -------   -------   --------   -----------   -----------   ------------
Life of Fund(+)       9.0         *         *       4.4         11.0          10.3              *
Life of Fund(++)        *       6.6       7.2       2.7         10.9           8.8            9.2
Fifteen Years         9.5         *         *       3.4         12.0          10.3           10.8
Ten Years             8.0         *         *       3.4         10.9           9.2            9.7
Five Year             5.5         *         *       2.7          9.3           7.6            7.4
One Year              3.5       4.4       7.4       2.1         10.8           8.8            9.1


---------------
* -- Data not available or not applicable.
 (+) Since October 1, 1979 for Class A Shares (when ZKI assumed investment advisory responsibilities for the Fund; prior to that date, the Fund was managed by another investment adviser that was not affiliated with ZKI)
(++) Since May 31, 1994 for Class B and Class C Shares.

                      HIGH YIELD FUND--SEPTEMBER 30, 1997


                   -------------------------------------------------------------------------------------------------
                                     Capital
      TOTAL           Initial          Gain           Income          Ending        Percentage          Ending
     RETURN           $10,000       Dividends       Dividends          Value         Increase            Value
      TABLE        Investment(*)    Reinvested    Reinvested(**)   (adjusted)(*)   (adjusted)(*)    (unadjusted)(*)
     ------        -------------    ----------    --------------   -------------   -------------    ---------------
                                                          CLASS A SHARES
Life of Fund(+)       $ 8,426         1,164           80,645          90,235           802.4            94,452
Fifteen Years          10,692           821           52,106          63,619           536.2            66,639
Ten Years               8,798           368           19,387          28,553           185.5            29,896
Five Years             10,320             0            6,372          16,692            66.9            17,473
One Year                9,861             0              993          10,854             8.5            11,368
                                                          CLASS B SHARES
Life of Fund(++)       10,666             0            3,614          14,080            40.8            14,280
One Year               10,328             0              943          10,971             9.7            11,271
                                                          CLASS C SHARES
Life of Fund(++)       10,703             0            3,644               *               *            14,347
One Year               10,340             0              947               *               *            11,287

                   -----------------

      TOTAL           Percentage
     RETURN            Increase
      TABLE          (unadjusted)
     ------          ------------
Life of Fund(+)          844.5
Fifteen Years            566.4
Ten Years                199.0
Five Years                74.7
One Year                  13.7
Life of Fund(++)          42.8
One Year                  12.7
Life of Fund(++)          43.5
One Year                  12.9



                                           COMPARED TO
                       ---------------------------------------------------
                                   Salomon
                       Consumer     Bros.        Lehman      Merrill Lynch
        TOTAL           Price     High Grade      Bros.       High Yield
       RETURN           Index       Corp.      Govt./Corp.      Master
        TABLE            (1)       Index(2)     Index(3)       Index(5)
       ------          --------   ----------   -----------   -------------
Life of Fund(+)         157.9       583.7         522.4              *
Life of Fund(++)          9.3        39.9          31.3           49.8
Fifteen Years            64.7       473.7         348.5              *
Ten Years                40.2       190.9         146.0          208.6
Five Years               14.1        50.6          39.9           72.1
One Year                  2.2        12.7           9.6           14.3



                                                            Salomon
                             Fund                            Bros.         Lehman      Merrill Lynch
AVERAGE ANNUAL     Fund      Class     Fund     Consumer   High Grade      Bros.        High Yield
 TOTAL RETURN     Class A      B      Class C    Price       Corp.      Govt./Corp.       Master
     TABLE        Shares    Shares    Shares    Index(1)    Index(2)      Index(3)       Index(5)
--------------    -------   ------    -------   --------   ----------   -----------    -------------
Life of Fund(+)    11.8         *         *       4.9         10.3           9.7              *
Life of Fund
  (++)                *      10.8      11.4       2.7         10.6           8.5           12.9
Fifteen Years      13.1         *         *       3.4         12.4          10.5              *
Ten Years          11.1         *         *       3.4         11.3           9.4           11.9
Five Years         10.8         *         *       2.7          8.5           7.0           11.5
One Year            8.5       9.7      12.9       2.2         12.7           9.6           14.3


---------------

* -- Data not available or not applicable.

 (+) Since January 26, 1978 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                   INCOME AND CAPITAL FUND--OCTOBER 31, 1997



                  -------------------------------------------------------------------------------------------------
                    Capital
      Total          Initial          Gain           Income          Ending        Percentage          Ending
     Return          $10,000       Dividends       Dividends          Value         Increase            Value
      Table       Investment(*)    Reinvested    Reinvested(**)   (Adjusted)(*)   (Adjusted)(*)    (Unadjusted)(*)
---------------   -------------    ----------    --------------   -------------   -------------    ---------------
                                                          CLASS A SHARES
Life of Fund(+)       $ 8,156           463           71,794           80,143          704.1             84,193
Fifteen Years           9,884           178           31,381           41,443          314.4             43,402
Ten Years               9,660            97           12,783           22,540          125.4             23,609
Five Years              9,783            60            4,161           14,004           40.0             14,659
One Year                9,639             0              674           10,313            3.1             10,800
                                                          CLASS B SHARES
Life of Fund(++)       10,429             0            2,473           12,702           27.0             12,902
One Year               10,095             0              607           10,402            4.0             10,702
                                                          CLASS C SHARES
Life of Fund(++)       10,454             0            2,480                *              *             12,934
One Year               10,095             0              608                *              *             10,703

                   -----------------
      Total           Percentage
     Return            Increase
      Table         (Unadjusted)(*)
    --------       -----------------
Life of Fund(+)          741.9
Fifteen Years            334.0
Ten Years                136.1
Five Years                46.6
One Year                   8.0
Life of Fund(++)          29.0
One Year                   7.0
Life of Fund(++)          29.3
One Year                   7.0



                                   Compared To
                  -----------------------------------------------
                              Salomon      Lehman
                               BROS.        BROS.       Lehman
     Total        Consumer   High Grade   Aggregate      Bros.
     Return        Price     Corp. Bond     Bond      Govt./Corp.
     Table        Index(1)    Index(2)    Index(7)     Index(3)
    -------       --------   ----------   ---------   -----------
Life of Fund(+)    238.1       859.7            *        760.7
Life of Fund(++)     9.6        42.6         33.7         33.4
Fifteen Years       64.6       443.4        340.7        333.4
Ten Years           40.2       182.1        142.3        140.9
Five Years          14.0        55.9         43.6         44.4
One Year             2.1        10.8          8.9          8.8



                                                                       Lehman
                                                          Salomon       Bros.
                                                           Bros.      Aggregate     Lehman
AVERAGE ANNUAL   Fund      Fund      Fund     Consumer   High Grade     Bond         Bros.
 TOTAL RETURN   Class A   Class B   Class C    Price     Corp. Bond     Index     Govt./Corp.
    TABLE       Shares    Shares    Shares    Index(1)    Index(2)       (7)       Index(3)
--------------  -------   -------   -------   --------   ----------   ---------   -----------
Life of
  Fund(+)         9.3         *         *        5.3        10.1           *          9.6
Life of
  Fund(++)          *       7.2       7.8        2.7        10.9         8.9          8.8
Fifteen Years     9.9         *         *        3.4        12.0        10.4         10.3
Ten Years         8.5         *         *        3.4        10.9         9.3          9.2
Five Years        7.0         *         *        2.7         9.3         7.5          7.6
One Year          3.1       4.0       7.0        2.1        10.8         8.9          8.8


---------------
* -- Data not available or not applicable.
 (+) Since April 15, 1974 for Class A Shares.
(++) Since May 31, 1994 for Class B and Class C Shares.

                       MORTGAGE FUND--SEPTEMBER 30, 1997


                   -------------------------------------------------------------------------------------------------
                                     Capital
      TOTAL           Initial          Gain           Income           Ending         Percentage         Ending
     RETURN           $10,000       Dividends       Dividends           Value          Increase           Value
      TABLE        Investment(*)    Reinvested    Reinvested(**)   (adjusted)(***)   (adjusted)(*)   (unadjusted)(*)
     ------        -------------    ----------    --------------   ---------------   -------------   ---------------
                                                   CLASS A SHARES
Life of Fund(+)       $ 8,570            0             4,726            13,296            33.0            13,926
One Year                9,682            0               746            10,428             4.3            10,926
Five Years              8,622            0             3,922            12,544            25.4            13,142
                                                   CLASS B SHARES
Life of Fund(++)        8,235            0            16,059                 *               *            24,294
Ten Years               9,126            0            11,143                 *               *            20,269
Five Years              9,032            0             3,579            12,521            25.2            12,611
One Year               10,131            0               686            10,517             5.2            10,817
                                                   CLASS C SHARES
Life of Fund(+++)      10,015            0             2,492                 *               *            12,507
One Year               10,145            0               700                 *               *            10,845

                   ---------------

      TOTAL          Percentage
     RETURN           Increase
      TABLE        (unadjusted)(*)
     ------        ---------------

Life of Fund(+)          39.3
One Year                  9.3
Five Years               31.4

Life of Fund(++)        142.9
Ten Years               102.7
Five Years               26.1
One Year                  8.2

Life of Fund(+++)        25.1
One Year                  8.5



                                          COMPARED TO
                       -------------------------------------------------
                                  Salomon
                                   Bros.       Lehman      Merrill Lynch
        TOTAL          Consumer    30 Yr.     Brothers       Mortgage
       RETURN           Price       GNMA     Govt./Corp.      Master
        TABLE          Index(1)   Index(6)    Index(3)       Index(8)
       ------          --------   --------   -----------   -------------

Life of Fund(+)          16.9        49.8        50.4           49.4
Life of Fund(++)         53.1       171.7       244.0          265.2
Life of Fund(+++)         9.3        33.7        31.3           33.3
Ten Years                40.2       157.3       146.0          154.6
Five Years               14.1        40.6        39.9           40.2
One Year                  2.2        10.2         9.6           10.1



                                                                SALOMON
AVERAGE                                                          BROS.       LEHMAN      MERRILL LYNCH
ANNUAL                FUND       FUND       FUND     CONSUMER    30 YR.     BROTHERS       MORTGAGE
TOTAL RETURN        CLASS A    CLASS B    CLASS C     PRICE       GNMA     GOVT./CORP.      MASTER
TABLE                SHARES     SHARES     SHARES    INDEX(1)   INDEX(6)    INDEX(3)       INDEX(8)
------------        -------    -------    -------    --------   --------   -----------   -------------

Life of Fund(+)        5.1          *          *        2.8         7.3         7.4            7.2
Life of Fund(++)         *        7.1          *        3.4         8.1        10.0           10.6
Life of Fund(+++)        *          *        6.9        2.7         9.1         8.5            9.0
Ten Years                *        7.3          *        3.4         9.9         9.4            9.8
Five Years             4.6        4.6          *        2.7         7.1         7.0            7.0
One Year               4.3        5.2        8.5        2.2        10.2         9.6           10.1


---------------

* --  Data not available or not applicable.

  (+) Since January 10, 1992 for Class A Shares.

 (++) Since October 26, 1984 for Class B Shares.

(+++) Since May 31, 1994 for Class C Shares.

             SHORT-INTERMEDIATE GOVERNMENT FUND--SEPTEMBER 30, 1997


                   ------------------------------------------------------------------------------------------------
                      Initial      Capital Gain        Income          Ending        Percentage         Ending
      TOTAL           $10,000      Distributions     Dividends          Value         Increase           Value
  RETURN TABLE     Investment(*)    Reinvested     Reinvested(**)   (adjusted)(*)   (adjusted)(*)   (unadjusted)(*)
  ------------     -------------   -------------   --------------   -------------   -------------   ---------------
                                                  CLASS A SHARES
Life of Fund(+)       $ 8,764            70             3,956           12,790          27.9             13,252
Five Years              8,647            66             3,275           11,988          19.9             12,429
One Year                9,535             0               669           10,204           2.0             10,579
                                                  CLASS B SHARES
Life of Fund(++)        9,141            92             6,936                *             *             16,169
Five Years              8,941            68             2,913           11,833          18.3             11,922
One Year                9,898             0               612           10,213           2.1             10,510
                                                  CLASS C SHARES
Life of Fund(+++)       9,617             0             2,089                *             *             11,706
One Year                9,898             0               626                *             *             10,524

                   ---------------
                     Percentage
      TOTAL           Increase
  RETURN TABLE     (unadjusted)(*)
  ------------     ---------------

Life of Fund(+)         32.5
Five Years              24.3
One Year                 5.8

Life of Fund(++)        61.7
Five Years              19.2
One Year                 5.1

Life of Fund(+++)       17.1
One Year                 5.2



                                                            COMPARED TO
                      ----------------------------------------------------------------------------------------
       TOTAL             Consumer         Salomon Bros.       Lehman Bros. Govt./Corp.     Lehman Govt Bond
    RETURN TABLE      Price Index(1)   30 Yr. GNMA Index(6)           Index(3)           Intermediate Index(9)
    ------------      --------------   --------------------   ------------------------   ---------------------
Life of Fund(+)            16.9                49.8                     50.4                        42.6
Life of Fund(++)           33.1               118.7                    113.2                        98.9
Life of Fund(+++)           9.3                33.7                     31.3                        26.3
Five Years                 14.1                40.6                     39.9                        32.9
One Year                    2.2                10.2                      9.6                         7.8



  AVERAGE ANNUAL      Fund      Fund      Fund     Consumer   Salomon Bros.   Lehman Bros.   Lehman Govt Bond
   TOTAL RETURN      Class A   Class B   Class C    Price        30 Yr.       Govt./Corp.      Intermediate
      TABLE          Shares    Shares    Shares    Index(1)   GNMA Index(6)     Index(3)         Index(9)
  --------------     -------   -------   -------   --------   -------------   ------------   ----------------
Life of Fund(+)        4.4         *         *       2.8           7.3            7.4              6.4
Life of Fund(++)         *       5.7         *       3.4           9.4            9.1              8.3
Life of Fund(+++)        *         *       4.8       2.7           9.1            8.5              7.3
Five Years             3.7       3.4         *       2.7           7.1            7.0              5.9
One Year               2.0       2.1       5.2       2.2          10.2            9.6              7.8


---------------
* -- Data not available or not applicable.

 (+) Since January 10, 1992 for Class A Shares. (Index at December 31, 1991)


 (++) Since February 1, 1989 for Class B Shares. (Index at January 31, 1989)

(+++) Since May 31, 1994 for Class C Shares.

                            FOOTNOTES FOR ALL FUNDS

 * The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 4.5% for the Diversified Fund, Government Fund, High Yield Fund, Income and Capital Fund and Mortgage Fund and 3.5% for the Adjustable Rate Fund and Short-Intermediate Government Fund. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares.

 ** Includes short-term capital gain dividends.

(1) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

(2) Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories. This index is unmanaged. Source is Towers Data Systems.

(3) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.


(4) The Lehman Brothers Adjustable Rate Mortgage Index is a broad market capitalization index of the U.S. Government agency adjustable rate mortgage market. All securities in the index have coupons that periodically adjust based on a spread over a published index, and all are guaranteed by an agency of the U.S. Government. This index is unmanaged. Source is Lehman Brothers Inc.



(5) Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.


(6) The Salomon Brothers 30 Year GNMA Index is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. This index is unmanaged. Source is Salomon Brothers Inc.

(7) The Lehman Brothers Aggregate Bond Index is on a total return basis and is comprised of intermediate and long-term government bonds, investment grade corporate debt securities and mortgage-backed securities. This index is unmanaged. Source is Lipper Analytical Services, Inc.


(8) Merrill Lynch Mortgage Master Index consists of fixed-rate, coupon-bearing bonds which are comprised of generic pass-through securities which are composed of numerous mortgage pools with various maturities. The amount outstanding in each agency/type/coupon subdivision of the mortgage index must be greater than or equal to $200 million. CMOs are excluded to avoid double-counting.



(9) The Lehman Government Bond Intermediate Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). Includes securities with maturities between 1 and 10 years.

Investors may want to compare the performance of a Fund to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds in which the Funds invest are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.



Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. As noted in the prospectus, the government guarantee of the bonds in the Adjustable Rate, Government, Mortgage and Short-Intermediate Government Funds does not guarantee the market value of their respective shares. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.


From time to time, the Adjustable Rate Fund may compare its yield or price volatility to various securities, such as U.S. Government Securities, or to certain indices including, but not limited to, the J.P. Morgan one-, three-, and five-year constant maturity Treasury yield indices, which are based on estimated Treasury security yields adjusted to constant maturity and the Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI), which represents the weighted average cost of funds for savings institutions in Arizona, California and Nevada and is based on the one month annualized yield of savings deposits, Federal Home Loan Advances and other borrowings, such as repurchase agreements.


The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund other than the Mortgage, Opportunity and Short-Intermediate Government Funds, which includes the current maximum sales charge of 4.5% (3.5% for the Adjustable Rate Fund), with income and capital gain dividends reinvested in additional shares. The tables for the Mortgage and Short-Intermediate Government Funds illustrate an assumed $10,000 investment in Class B shares of these Funds, with income and capital gain dividends reinvested in additional shares, and do not include the effect of the contingent deferred sales charge. Each table covers the period from commencement of operations of the Fund to December 31, 1996.


                         ADJUSTABLE RATE FUND (9/1/87)

                                  DIVIDENDS                   CUMULATIVE VALUE OF SHARES ACQUIRED
                       -----------------------------   --------------------------------------------------
                                             ANNUAL
                             ANNUAL         CAPITAL                                 REINVESTED
            YEAR             INCOME          GAIN                     REINVESTED     CAPITAL
            ENDED           DIVIDENDS     DIVIDENDS      INITIAL       INCOME         GAIN         TOTAL
            12/31          REINVESTED*    REINVESTED   INVESTMENT    DIVIDENDS*     DIVIDENDS      VALUE
    -----------------------------------------------------------------------------------------------------

            1987             $   96        $    0        $9,722        $   96        $    0       $ 9,818
            1988              1,098             0         9,132         1,159             0        10,291
            1989              1,122            10         9,185         2,294            10        11,489
            1990              1,137             0         8,918         3,388             9        12,315
            1991              1,222             0         9,207         4,756            10        13,973
            1992                824             0         9,217         5,592            10        14,819
            1993                767             0         9,196         6,341            10        15,547
            1994                747             0         8,724         6,745             9        15,478
            1995                948             0         8,929         7,857             9        16,795
            1996                913             0         8,864         8,716             9        17,589
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVERSIFIED FUND (6/23/77)

                                  DIVIDENDS                 CUMULATIVE VALUE OF SHARES ACQUIRED
                       -----------------------------  -----------------------------------------------
                                           ANNUAL
                             ANNUAL        CAPITAL                              REINVESTED
            YEAR             INCOME         GAIN                    REINVESTED    CAPITAL
            ENDED           DIVIDENDS     DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
            12/31           REINVESTED*  REINVESTED   INVESTMENT    DIVIDENDS*   DIVIDENDS     VALUE
------------------------------------------------------------------------------------------------------

            1977             $  427       $    0       $9,141       $   427       $    0      $ 9,567
            1978              1,006          132        8,591         1,367          132       10,090
            1979              1,350           18        8,898         2,787          154       11,839
            1980              1,672           30        9,774         4,830          201       14,805
            1981              2,052            0        8,738         6,297          179       15,214
            1982              2,420           27        8,592         8,771          204       17,567
            1983              2,941            0        8,577        11,697          204       20,478
            1984              3,449            0        7,667        13,803          182       21,652
            1985              3,604           66        7,534        17,181          248       24,963
            1986              3,163          307        6,748        18,381          522       25,651
            1987              3,379          367        5,412        17,484          690       23,586
            1988              3,847            0        5,475        21,566          698       27,739
            1989              4,603            0        5,064        24,238          646       29,948
            1990              4,215            0        3,819        21,868          487       26,174
            1991              4,665            0        5,050        34,010          644       39,704
            1992              4,604            0        5,363        40,723          684       46,770
            1993              5,096            0        5,879        49,906          749       56,534
            1994              4,438            0        5,217        48,486          665       54,368
            1995              5,061            0        5,734        58,572          731       65,037
            1996              6,336            0        5,656        64,235          721       70,612


================================================================================

                           GOVERNMENT FUND (10/1/79)

                                   DIVIDENDS                     CUMULATIVE VALUE OF SHARES ACQUIRED
                         ---------------------------   --------------------------------------------------------
                                             ANNUAL
                             ANNUAL         CAPITAL                                    REINVESTED
            YEAR             INCOME           GAIN                      REINVESTED       CAPITAL
            ENDED           DIVIDENDS      DIVIDENDS      INITIAL         INCOME          GAIN          TOTAL
            12/31           REINVESTED*    REINVESTED    INVESTMENT     DIVIDENDS*      DIVIDENDS       VALUE
---------------------------------------------------------------------------------------------------------------

            1979             $  203         $    0         $9,192        $   207          $  0         $ 9,399
            1980              1,009              0          8,164          1,145             0           9,309
            1981              1,197              0          7,180          2,181             0           9,361
            1982              1,314              0          8,119          3,912             0          12,031
            1983              1,442              0          7,878          5,225             0          13,103
            1984              1,686              0          7,806          6,903             0          14,709
            1985              1,925              0          8,468          9,523             0          17,991
            1986              2,076              0          8,853         12,061             0          20,913
            1987              2,228              0          8,173         13,301             0          21,473
            1988              2,265              0          7,851         14,985             0          22,836
            1989              2,454              0          8,092         17,941             0          26,033
            1990              2,526              0          8,066         20,486             0          28,552
            1991              2,762              0          8,629         24,849             0          33,478
            1992              2,781              0          8,341         26,780             0          35,125
            1993              2,662              0          8,242         29,094             0          37,336
            1994              2,684              0          7,422         28,770             0          36,192
            1995              2,942              0          8,155         34,684             0          42,839
            1996              3,097              0          7,797         36,255             0          44,052
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           HIGH YIELD FUND (1/26/78)

                                  DIVIDENDS                   CUMULATIVE VALUE OF SHARES ACQUIRED
                          ---------------------------  --------------------------------------------------
                                           ANNUAL
                             ANNUAL        CAPITAL                                  REINVESTED
            YEAR             INCOME         GAIN                     REINVESTED      CAPITAL
            ENDED           DIVIDENDS     DIVIDENDS     INITIAL        INCOME         GAIN         TOTAL
            12/31           REINVESTED*   REINVESTED    INVESTMENT    DIVIDENDS*    DIVIDENDS      VALUE
---------------------------------------------------------------------------------------------------------

            1978             $  826        $    0        $8,950       $   786        $    0       $ 9,736
            1979              1,098             0         8,227         1,744             0         9,971
            1980              1,306             0         7,140         2,737             0         9,877
            1981              1,515             0         6,678         4,057             0        10,735
            1982              1,793             0         8,041         6,935             0        14,976
            1983              2,048             0         8,365         9,254             0        17,620
            1984              2,359             0         8,090        11,327             0        19,417
            1985              2,684             0         8,787        15,108             0        23,895
            1986              2,929             0         9,290        18,968             0        28,258
            1987              3,375         1,196         8,690        20,917         1,200        30,807
            1988              4,142             0         8,787        25,246         1,215        35,248
            1989              4,632             0         7,635        26,155         1,055        34,845
            1990              5,116             0         5,688        23,849           786        30,322
            1991              5,417             0         7,262        36,262         1,003        44,527
            1992              5,075             0         7,678        43,409         1,061        52,148
            1993              5,492             0         8,393        53,178         1,159        62,730
            1994              5,892             0         7,493        53,104         1,035        61,632
            1995              6,500             0         7,994        63,314         1,104        72,412
            1996              7,289             0         8,245        72,790         1,139        82,174
=========================================================================================================



                       INCOME AND CAPITAL FUND (4/15/74)


                                  DIVIDENDS                        CUMULATIVE VALUE OF SHARES ACQUIRED
                         -----------------------------   -----------------------------------------------------
                                            ANNUAL
                             ANNUAL        CAPITAL                                     REINVESTED
            YEAR             INCOME          GAIN                       REINVESTED      CAPITAL
            ENDED           DIVIDENDS      DIVIDENDS       INITIAL        INCOME          GAIN          TOTAL
            12/31           REINVESTED*    REINVESTED    INVESTMENT     DIVIDENDS*     DIVIDENDS        VALUE
    ----------------------------------------------------------------------------------------------------------

            1974             $  425         $    0        $ 9,819        $   436          $  0     $    10,255
            1975                939              0         10,077          1,421             0          11,498
            1976                955             69         10,535          2,481            72          13,088
            1977              1,052             75         10,077          3,415           144          13,636
            1978              1,133              0          9,580          4,365           137          14,082
            1979              1,397              0          8,873          5,393           127          13,393
            1980              1,701              0          7,632          6,229           109          13,970
            1981              1,861              0          6,858          7,438            98          14,394
            1982              2,183              0          7,994         11,122           115          19,231
            1983              2,478              0          7,889         13,422           113          21,424
            1984              2,892              0          7,775         16,175           111          24,061
            1985              3,191              0          8,396         20,803           120          29,319
            1986              3,273              0          8,673         24,793           124          33,590
            1987              3,590              0          8,042         26,474           115          34,631
            1988              3,933              0          7,975         30,152           114          38,241
            1989              4,207              0          7,794         33,607           112          41,513
            1990              4,209              0          7,507         36,590           108          44,205
            1991              4,313              0          8,080         43,926           116          52,122
            1992              4,168              0          8,061         48,039           115          56,215
            1993              4,029            355          8,376         53,946           476          62,798
            1994              4,578              0          7,507         52,743           426          60,676
            1995              4,939              0          8,462         64,690           480          73,632
            1996              4,957              0          8,061         66,597           458          75,116
   ===========================================================================================================

--------------------------------------------------------------------------------

                            MORTGAGE FUND (10/26/84)

                                  DIVIDENDS                   CUMULATIVE VALUE OF SHARES ACQUIRED
                       -----------------------------   --------------------------------------------------


                                            ANNUAL
                             ANNUAL        CAPITAL                                  REINVESTED
            YEAR             INCOME         GAIN                      REINVESTED     CAPITAL
            ENDED           DIVIDENDS     DIVIDENDS       INITIAL       INCOME         GAIN        TOTAL
            12/31           REINVESTED*   REINVESTED    INVESTMENT    DIVIDENDS*    DIVIDENDS      VALUE
    -----------------------------------------------------------------------------------------------------

            1984             $    0          $0         $10,024       $     0          $0         $10,024
            1985              1,028           0          10,035         1,051           0          11,086
            1986              1,286           0          10,036         2,344           0          12,380
            1987              1,270           0           9,212         3,389           0          12,600
            1988              1,315           0           8,694         4,474           0          13,168
            1989              1,326           0           8,800         5,867           0          14,667
            1990              1,325           0           8,612         7,098           0          15,710
            1991              1,442           0           9,235         9,149           0          18,384
            1992              1,457           0           8,917        10,285           0          19,202
            1993              1,381           0           8,718        11,410           0          20,128
            1994              1,259           0           7,835        11,461           0          19,296
            1995              1,387           0           8,576        13,988           0          22,564
            1996              1,433           0           8,177        14,785           0          22,962
    =====================================================================================================


                  SHORT-INTERMEDIATE GOVERNMENT FUND (2/1/89)

                                 DIVIDENDS                     CUMULATIVE VALUE OF SHARES ACQUIRED
                       -----------------------------   --------------------------------------------------
                                           ANNUAL
                             ANNUAL        CAPITAL                                  REINVESTED
            YEAR             INCOME         GAIN                      REINVESTED     CAPITAL
            ENDED           DIVIDENDS     DIVIDENDS      INITIAL        INCOME         GAIN         TOTAL
            12/31           REINVESTED*   REINVESTED    INVESTMENT    DIVIDENDS*    DIVIDENDS       VALUE
    -----------------------------------------------------------------------------------------------------

            1989              $741          $  0        $10,024        $  737         $  0        $10,761
            1990               946             0          9,847         1,679            0         11,526
            1991               934             0         10,118         2,690            0         12,808
            1992               795             0         10,024         3,461            0         13,485
            1993               769           100          9,859         4,157           99         14,115
            1994               697             0          9,197         4,555           93         13,845
            1995               853             0          9,577         5,609           96         15,282
            1996               888             0          9,234         6,291           93         15,618
    -----------------------------------------------------------------------------------------------------



* Includes short-term capital gain dividends

The following tables compare the performance of the Class A shares of the Funds (other than the Mortgage, Opportunity and Short-Intermediate Government Funds, for which the performance is of the Class B shares) over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

ADJUSTABLE RATE FUND
   A SHARES


                                                               Lipper-Fixed
                                                                Income Fund
                                                                Performance
                                                                 Analysis
                                                               ------------
                                                              Adjustable Rate
                                                              Mortgage Funds
                                                              ---------------
One Year (Period ended 9/30/97).............................     23 of 44
Five Years (Period ended 9/30/97)...........................     15 of 27


The Lipper Adjustable Rate Mortgage Funds category includes funds that invest at least 65% of assets in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages.

DIVERSIFIED FUND
   A SHARES


                                                              Lipper-Fixed
                                                              Income Fund
                                                              Performance
                                                                Analysis
                                                              ------------
                                                              Multi-Sector
                                                                 Income
                                                              ------------
One Year (Period ended 9/30/97).............................    66 of 75
Five Years (Period ended 9/30/97)...........................     2 of 13
Ten Years (Period ended 9/30/97)............................     1 of  4



The Lipper Multi-Sector Income Funds Category includes funds that intend to keep the bulk of their assets in corporate and government debt issues.


GOVERNMENT FUND
   A SHARES


                                                              Lipper-Fixed
                                                              Income Fund
                                                              Performance
                                                                Analysis
                                                              Certificate
                                                                Edition
                                                              ------------
                                                               GNMA Funds
                                                               ----------
One Year (Period ended 9/30/97).............................    32 of 53
Five Years (Period ended 9/30/97)...........................    21 of 30
Ten Years (Period ended 9/30/97)............................    13 of 24


The Lipper GNMA Funds category includes funds that invest a minimum of 65% of their portfolio in Government National Mortgage Association securities.

HIGH YIELD FUND
   A SHARES


                                                              Lipper-Fixed
                                                              Income Fund
                                                              Performance
                                                                Analysis
                                                              ------------
                                                              High Current
                                                              Yield Funds
                                                              ------------
One Year (Period ended 9/30/97).............................  134 of 171
Five Years (Period ended 9/30/97)...........................   21 of  65
Ten Years (Period ended 9/30/97)............................    9 of  45



The Lipper High Current Yield Funds category includes funds which are managed with an emphasis on high current (relative) yield. There are no quality or maturity restrictions. The Fund was ranked number 222 out of 4,997, 28 out of 2,152 and 14 out of 965 funds in the Fixed Income category for the one, five and ten year periods ended September 30, 1997 according to data reported by Lipper in the Lipper Mutual Fund Performance Analysis. The Lipper Fixed Income category reported in the Lipper Mutual Fund Performance Analysis includes funds which normally have more than 75% of their assets in fixed income issues.


INCOME AND CAPITAL FUND
   A SHARES


                                                              Lipper-Fixed
                                                              Income Fund
                                                              Performance
                                                                Analysis
                                                              ------------
                                                               Corporate
                                                              Bond Funds:
                                                               "A" Rated
                                                              -----------
One Year (Period ended 9/30/97).............................   52 of 126
Five Years (Period ended 9/30/97)...........................   12 of  54
Ten Years (Period ended 9/30/97)............................   19 of  33


The Lipper Corporate Bond Funds "A" Rated category includes funds which invest 65% of their corporate holdings in the top three grades.

MORTGAGE FUND
   B SHARES


                                                                 Lipper
                                                               Performance
                                                                Analysis
                                                              -------------
                                                              U.S. Mortgage
                                                                  Funds
                                                              -------------
One Year (Period ended 9/30/97).............................    52 of 59
Five Years (Period ended 9/30/97)...........................    32 of 34
Ten Years (Period ended 9/30/97)............................    17 of 17


The Lipper U.S. Mortgage Funds category includes funds that invest at least 65% of their assets in U.S. Mortgages/Securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

SHORT-INTERMEDIATE GOVERNMENT FUND
   B SHARES


                                                                Lipper
                                                              Performance
                                                               Analysis
                                                              -----------
                                                              Short U.S.
                                                              Gov't Funds
                                                              -----------
One Year (Period ended 9/30/97).............................   96 of 96
Five Years (Period ended 9/30/97)...........................   40 of 41


The Lipper Short (1-5 year) U.S. Government Funds category includes funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with average maturities of five years or less.

OFFICERS AND TRUSTEES


The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with ZKI, the investment manager, ZIML, the sub-adviser of certain Funds, and KDI, the principal underwriter, are as follows (the number following each person's title is the number of investment companies managed by ZKI and its affiliates, for which he or she holds similar positions):


ALL FUNDS:


DAVID W. BELIN (6/20/28), Trustee (26), 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).


LEWIS A. BURNHAM (1/8/33), Trustee (26), 16410 Avila Boulevard, Tampa, Florida; Director, Management Consulting Services, McNulty & Company; formerly Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee (26), 7515 Pelican Bay Blvd., Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).


ROBERT B. HOFFMAN (12/11/36), Trustee (26), 800 N. Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman, Monsanto Company (chemical products); prior thereto, Vice President, FMC Corporation (manufacturer of machinery and chemicals); prior thereto, Director, Executive Vice President and Chief Financial Officer, Staley Continental, Inc. (food products).


DONALD R. JONES (1/17/30), Trustee (26), 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.


SHIRLEY D. PETERSON (9/3/41), Trustee (26), 401 Rosemont Avenue, Frederick, Maryland; President, Hood College, Maryland; prior thereto, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.


WILLIAM P. SOMMERS (7/22/33), Trustee (26), 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired), Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.


STEPHEN B. TIMBERS (8/8/44), President and Trustee* (39), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, KDI, and LTV Corporation; formerly, President and Chief Operating Officer of Kemper Corporation.


CHARLES R. MANZONI, JR. (1/23/47), Vice President* (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI; Secretary, ZKI Holding Corp.; Secretary, ZKI Agency, Inc.; formerly, Partner, Gardner, Carton & Douglas (attorneys).


JOHN E. NEAL (3/9/50), Vice President* (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, Zurich Kemper Value Advisors, Inc. and KDI.


JEROME L. DUFFY (6/29/36), Treasurer* (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (32), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, KDI.


ROBERT C. PECK, JR. (10/1/46), Vice President* (16), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, ZKI; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

ADJUSTABLE RATE FUND:

ELIZABETH A. BYRNES (2/8/57), Vice President* (2), 222 South Riverside Plaza, Chicago, Illinois; First Vice President, ZKI.

RICHARD L. VANDENBERG (11/16/49), Vice President* (4), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI; formerly, Senior Vice President and Portfolio Manager with an unaffiliated investment management firm.

DIVERSIFIED FUND:

J. PATRICK BEIMFORD, JR. (5/25/50), Vice President* (3), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, ZKI.

ROBERT S. CESSINE (1/5/50), Vice President* (3), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI; formerly, Vice President, Wellington Management Company.

MICHAEL A. McNAMARA (12/28/44), Vice President* (6), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

HARRY E. RESIS, JR. (11/24/45), Vice President* (6), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI; formerly, First Vice President, PaineWebber Incorporated.

JONATHAN W. TRUTTER (11/29/57), Vice President* (3), 222 South Riverside Plaza, Chicago, Illinois; First Vice President, ZKI.

GOVERNMENT FUND:

RICHARD L. VANDENBERG, see above.*

HIGH YIELD AND OPPORTUNITY FUNDS (KEMPER HIGH YIELD SERIES):

MICHAEL A. McNAMARA, see above.*

HARRY E. RESIS, JR., see above.*

INCOME AND CAPITAL PRESERVATION FUND:

ROBERT S. CESSINE, see above.*


MORTGAGE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS (KEMPER PORTFOLIOS):


FRANK J. RACHWALSKI, JR. (3/26/45), Vice President* (10), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

RICHARD L. VANDENBERG, see above.*

* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1997 fiscal year except that the information in the last column is for calendar year 1996. The Opportunity Fund has not yet adopted a trustee compensation table.



                                                        AGGREGATE COMPENSATION FROM
                                ----------------------------------------------------------------------------
                                                                                     INCOME &                  TOTAL COMPENSATION
                                ADJUSTABLE   DIVERSIFIED   GOVERNMENT   HIGH YIELD    CAPITAL      KEMPER         KEMPER FUNDS
       NAME OF TRUSTEE          RATE FUND       FUND          FUND       SERIES++      FUND      PORTFOLIOS+   PAID TO TRUSTEES**
       ---------------          ----------   -----------   ----------   ----------   --------    -----------   ------------------
David W. Belin*...............    $2,500        6,600        12,400       10,700       5,500       16,100           143,400
Lewis A. Burnham..............     1,700        3,400         6,400        6,000       3,100       10,200            88,800
Donald L. Dunaway*............     2,700        6,000        11,900       10,600       5,400       16,700           141,200
Robert B. Hoffman.............     1,800        3,400         6,400        6,000       3,100        9,600            92,100
Donald R. Jones...............     1,800        3,600         6,700        6,300       3,400       10,400            92,100
Shirley D. Peterson...........     1,700        3,400         6,300        5,900       3,000        9,900            89,800
William P. Sommers............     1,700        3,300         6,100        5,700       3,000        9,700            87,500


---------------

  + Includes Kemper Cash Reserves Fund, Mortgage Fund and Short-Intermediate
    Government Fund.


 ++ Includes High Yield Fund only.


  * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred amounts and interest accrued through each Fund's fiscal year are $16,900, $55,900, $106,400, $78,400, $40,800 and $96,900 for
    Mr. Belin and $14,900, $30,000, $70,100, $54,700, $27,000 and $73,900 for
    Mr. Dunaway for the Adjustable Rate Fund, Diversified Fund, Government Fund, High Yield Fund, Income and Capital Fund and Kemper Portfolios+, respectively.



 ** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds with 46 fund portfolios.



As of December 15, 1997, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund, except that officers and trustees, as a group, owned 6.47% of Kemper Income and Capital Preservation Fund, Class I shares and 1.18% of Kemper High Yield Fund, Class I shares. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds.



             FUND                                       NAME AND ADDRESS                          CLASS    PERCENTAGE
             ----                                       ----------------                          -----    ----------
Adjustable Rate                   Prudential Securities FBO                                         A         7.42%
                                  Standard Savings Bank
                                  228 W. Garvey Ave.
                                  Monterey Park, CA 91754
                                  Builders Prime Window & Supply                                    B         6.79
                                  401K FBO Forfeiture Account
                                  2nd & Merion
                                  Bridgeport, PA 19405
                                  National Financial Services Corp.                                 B         9.10
                                  One World Financial Center
                                  200 Liberty Street
                                  New York, NY 10281-1003
                                  MLPF&S                                                            B         8.25
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246
                                  Junior Junction Inc.                                              C         6.56
                                  1400 Noyes York
                                  Utica, NY 13502
                                  MLPF&S                                                            C        16.43
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246

             FUND                                       NAME AND ADDRESS                          CLASS    PERCENTAGE
             ----                                       ----------------                          -----    ----------
                                  Ameritrade Clearing                                               C        10.35
                                  P.O. Box 2226
                                  Omaha, NE 68103
                                  Estate of Arthur A. Ulrich                                        C         6.21
                                  870 84th LN NW
                                  Minneapolis, MN 55433
Income & Capital                  MLPF&S                                                            A        21.75
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246
                                  BHC Securities, Inc.                                              B         6.92
                                  Attn: Mutual Funds
                                  One Commerce Square
                                  Philadelphia, PA 19103
                                  Paul K. Christoff TTEE                                            C        10.30
                                  Lindsay Concrete Prod Inc. PSP
                                  137 S. Main St., Suite 301
                                  Akron, OH 44308-1136
                                  MLPF&S                                                            C        24.29
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246
                                  ZKI Inc.                                                          I         6.06
                                  Retirement Plan EE
                                  811 Main Street
                                  Kansas City, MO 64105
                                  ZKI Inc.                                                          I        12.11
                                  Retirement Plan PS
                                  811 Main
                                  Kansas City, MO 64105
High Yield                        National Financial Service Corp.                                  C         6.27
                                  One World Financial Center
                                  200 Liberty Street, 4th fl.
                                  New York, NY 10281-1003
                                  MLPP&S FTSBO ITS Customers                                        C         8.04
                                  4800 Deer Lake Road
                                  Jacksonville, FL 32246
                                  PNB Personal Trust Account                                        I        15.22
                                  P.O. Box 7829
                                  Philadelphia, PA 19101
                                  Mutual Trust Life Ins. Co.                                        I        11.11
                                  1200 Jovis Boulevard
                                  Oak Brook, IL 60523
High Yield Opportunity            James C. Calano                                                   A         5.51
                                  200 Boulder View Ln.
                                  Boulder, CO 80304
                                  National City Bank of PA TTEE                                     A        11.98
                                  McKeesport Healthcare Pension
                                  P.O. Box 94777
                                  Cleveland, OH 44101
                                  Alan K. Schroeder, TOD                                            A         5.61
                                  2002 Cedar Dr.
                                  Rapid City, SD 57702
                                  Rauscher Pierce Refsnes C/F                                       A         9.68
                                  5945 S. Atlanta
                                  Tulsa, OK 74105

             FUND                                       NAME AND ADDRESS                          CLASS    PERCENTAGE
             ----                                       ----------------                          -----    ----------
                                  Advest Inc.                                                       B         9.57
                                  90 State House Square
                                  Hartford, CT 06103
                                  Donaldson Lufkin Jenrette                                         B        16.83
                                  Securities Corporation Inc.
                                  P.O. Box 2052
                                  Jersey City, NJ 07303
                                  Khalil I. Hani                                                    B         7.59
                                  2200 Bouterse St.
                                  Park Ridge, IL 60068
                                  Alexander L. Abraham &                                            B         7.38
                                  Adeline Y. Abraham Jiwros
                                  2829 Harrison St.
                                  Glenview, IL 60025
                                  Stephens Inc.                                                     B        10.41
                                  111 Center St.
                                  Little Rock, AR 72201
                                  M. L. Stern & Co. Inc.                                            C         6.65
                                  8350 Wilshire Blvd.
                                  Beverly Hills, CA 90211
                                  FBO Harper Family 1993 TR                                         C         9.91
                                  1 Baltusrol St.
                                  Moraga, CA 94556
                                  Zurich Kemper Investments                                         C        13.21
                                  222 S. Riverside Plaza
                                  Chicago, IL 60606
                                  BT Alex Brown Inc.                                                C        10.51
                                  P.O. Box 1346
                                  Baltimore, MD 21203
                                  Melvin H. Ploeckelman                                             C         6.77
                                  HCR 1 Box 27P
                                  Athelstane, WI 54104
                                  Leamon M. Fite                                                    C         7.69
                                  511 Hillyer High Rd.
                                  Anniston, AL 36207
                                  Karin Muchemore                                                   C         9.85
                                  3124 Quail Avenue North
                                  Golden Valley, MN 55422
                                  M. L. Stern & Co. Inc. (FBO)                                      C         5.08
                                  8350 Wilshire Blvd.
                                  Beverly Hills, CA 90211
Diversified                       National Financial Service Corp.                                  A         7.19
                                  One World Financial Center
                                  200 Liberty Street
                                  New York, NY 10281
                                  National Financial Service Corp.                                  C        10.86
                                  One World Financial Center
                                  200 Liberty Street
                                  New York, NY 10281

             FUND                                       NAME AND ADDRESS                          CLASS    PERCENTAGE
             ----                                       ----------------                          -----    ----------
                                  MLPF&S                                                            C        18.77
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246
                                  Donaldson Lufkin Jenrette                                         C         5.84
                                  Securities Corporation, Inc.
                                  P.O. Box 2052
                                  Jersey City, NJ 07303
                                  Invest Financial Corp. SSRP                                       I         5.57
                                  FBO Ian G. Clarke-Pounder
                                  32 Saint Laurent Dr.
                                  Hudson, NH 03051
                                  Invest Financial Corp. SSRP                                       I         6.11
                                  FBO Craig B. Cacase
                                  121 Fox Run Ct.
                                  Newington CT, 06111
                                  Invest Financial Corp.                                            I         7.03
                                  FBO Alfred J. Diorio
                                  1011 Olde Hickory Rd.
                                  Lancaster, PA 17601
                                  Invest Financial Corp. SSRP                                       I        16.51
                                  FBO Sandra L. Tressler
                                  23 Larkin Ln.
                                  Harwich, MA 02645
                                  Invest Financial Corp.                                            I        14.66
                                  FBO George R. Swyoert
                                  6316 Pine Ln.
                                  Lakeland, FL 33813
                                  Invest Financial Corp.                                            I        19.47
                                  FBO Mary L. Sanders
                                  1107 W. Charter St.
                                  Tampa, FL 33602
                                  Invest Financial Corp.                                            I         6.15
                                  FBO Debra S. Harrison
                                  4804 Ridge Point Dr.
                                  Tampa, FL 33624
                                  Invest Financial Corp.                                            I        11.74
                                  FBO Ryland E. Syverson
                                  3418 Belmont Rd.
                                  Grand Forks, ND 58201
Government                        NFSC FEBO                                                         B         6.05
                                  Home Savings of America
                                  815 E. 6th St.
                                  Ontario, CA 91764
                                  BHC Securities Inc.                                               B         5.72
                                  Attn: Mutual Funds Dept.
                                  One Commerce Square
                                  Philadelphia, PA 19103
                                  Donald Lufkin Jenrette                                            C         5.45
                                  Securities Corporation, Inc.
                                  P.O. Box 2052
                                  Jersey City, NJ 07303
                                  MLPF&S                                                            C         9.61
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246

FUND                                       NAME AND ADDRESS                                  CLASS         PERCENTAGE
----                                       ----------------                                  -----         ----------
                                  ZKI Inc.                                                     I             13.39
                                  Retirement Plan
                                  811 Main
                                  Kansas City, MO 64105
                                  ZKI Inc.                                                     I             10.22
                                  Retirement Plan PS
                                  811 Main
                                  Kansas City, MO 64105
Mortgage                          PaineWebber                                                  C             26.29
                                  P.O. Box 3321
                                  Weehawken, NJ 07087-6727
                                  MLPF&S                                                       C             12.86
                                  Attn. Fund Administration
                                  4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246
                                  Robert W. Baird & Co. Inc.                                   C              5.26
                                  777 E. Wisconsin Ave
                                  Milwaukee, WI 53202
                                  Morango Bandof Mission Indians                               C             24.96
                                  Community Service Reserve Act
                                  11581 Portrero Rd
                                  Banning CA 92220
Short-Intermediate Government     National Financial Service Corp.                             B              9.49
                                  One World Financial Center
                                  200 Liberty Street, 4th Floor
                                  New York, NY 10281-1003
                                  PaineWebber                                                  C              7.48
                                  P.O. Box 3321
                                  Weehawken, NJ 07087-6727
                                  National Financial Service Corp.                             C             28.81
                                  One World Financial Center
                                  200 Liberty Street
                                  New York, NY 10281-1003
                                  First Trust Corp.                                            C              5.03
                                  P.O. Box 173201
                                  Denver, CO 80217


SHAREHOLDER RIGHTS


The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) (with respect to the Mortgage and Short-Intermediate Government Funds only) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By- laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by ZKI remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Kemper High Yield Series
  Kemper High Yield Opportunity Fund

We have audited the accompanying statement of net assets of Kemper High Yield Series--Kemper High Yield Opportunity Fund as of September 18, 1997. This statement of net assets is the responsibility of Fund management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Kemper High Yield Series--Kemper High Yield Opportunity Fund at September 18, 1997 in conformity with generally accepted accounting principles.

                                       Ernst & Young LLP

Chicago, Illinois
September 18, 1997

KEMPER HIGH YIELD SERIES--
  KEMPER HIGH YIELD OPPORTUNITY FUND
STATEMENT OF NET ASSETS--SEPTEMBER 18, 1997

                           ASSETS
Cash..........................................................    $100,000
                                                                  ========
                         NET ASSETS
Net assets, applicable to shares of beneficial interest
  (unlimited number of shares authorized, no par value)
  outstanding as follows:
  Class A--3,508.773
  Class B--3,508.772
  Class C--3,508.772..........................................    $100,000
                                                                  ========
                   THE PRICING OF SHARES
Net asset value and redemption price per share
  Class A ($33,333.34 / 3,508.773 shares outstanding).........    $   9.50
  Class B* ($33,333.33 / 3,508.772 shares outstanding)........    $   9.50
  Class C* ($33,333.33 / 3,508.772 shares outstanding)........    $   9.50
Maximum offering price per share
  Class A (net asset value, plus 4.71% of net asset value or
     4.50% of offering price).................................    $   9.95
  Class B (net asset value)...................................    $   9.50
  Class C (net asset value)...................................    $   9.50

---------------

* Subject to contingent deferred sales charge.

NOTES:

Kemper High Yield Series ("KHYS") was organized as a business trust under the laws of the commonwealth of Massachusetts on October 24, 1985. All shares of beneficial interest of Kemper High Yield Opportunity Fund ("Fund") were issued to Zurich Kemper Investments, Inc. ("ZKI"), the investment manager for the Fund, on September 18, 1997 for $100,000 cash. KHYS may establish multiple series; currently two series have been established.

The costs of organization of the KHYS will be paid by ZKI.

RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

                                CORPORATE BONDS
                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

KEMPER HIGH YIELD FUND

Portfolio of Investments at March 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


        GOVERNMENT OBLIGATIONS--4.6%                                                    PRINCIPAL AMOUNT       VALUE
    U.S. GOVERNMENT
    OBLIGATIONS--4.2%
                                           U.S. Treasury bonds
                                             11.75%, 2001                                   $  60,000        $   69,694
                                             13.375%, 2001                                     45,000            55,575
                                           U.S. Treasury note
                                             9.125%, 1999                                     107,500           111,548
                                           ------------------------------------------------------------------------------
                                                                                                                236,817
---------------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT
    OBLIGATIONS--.4%
    (PRINCIPAL AMOUNT IN
    U.S. DOLLARS)
                                           (a)Republic of Argentina,
                                             9.50%, 2002                                        8,900             8,927
                                           Federal Republic of Brazil,
                                             9.375%, 2008                                       4,240             4,229
                                           United Mexican States,
                                             8.625%, 2008                                       8,580             8,532
    -------------------------------------------------------------------------------------------------------------------
                                                                                                                 21,688
                                           ------------------------------------------------------------------------------
                                           TOTAL GOVERNMENT OBLIGATIONS
                                           (Cost: $261,595)                                                     258,505
                                           ------------------------------------------------------------------------------
        CORPORATE OBLIGATIONS--89.3%
    AEROSPACE--.2%
                                           L-3 Communication Corp., 10.375%, 2007               7,220             7,996
                                           ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    BROADCASTING, CABLESYSTEMS
    AND PUBLISHING--14.5%
                                           Affinity Group, Inc., 11.50%, 2003                  23,411            24,873
                                           (b)American Lawyer, 12.25%, 2008                     2,940             1,874
                                           American Radio Systems, 9.00%, 2006                 18,490            19,645
                                           Australis Holdings, with warrants
                                             14.00%, 2000                                       4,779             3,370
                                           (b)  15.00%, 2002                                   49,213            14,764
                                           Big Flower Press, Inc., 8.875%, 2007                33,580            34,420
                                           Busse Broadcasting, 11.625%, 2000                   10,860            11,702
                                           CCA Holdings, 13.00%, 1999                          17,500            26,031
                                           CSC Holdings Inc.
                                             9.25%, 2005                                        8,560             9,095
                                             7.875%, 2007                                       4,100             4,213
                                             8.125%, 2009                                      13,516            14,226
                                           Cablevision Systems Corp., 10.50%, 2016             27,375            32,165
                                           Capstar Broadcasting
                                             9.25%, 2007                                       13,890            14,585
                                           (b)  12.75%, 2009                                    9,540             7,179
                                           Century Communications Corp.
                                             8.375%, 2007                                       8,100             8,222
                                             9.50%, 2005                                        3,630             3,911
                                           (b)Charter Communications, 14.00%, 2007             30,410            24,480
                                           (b)Comcast Cellular Holdings, Inc.,
                                             13.125%, 2003                                     30,800            23,870
                                           Comcast Corp., 9.125%, 2006                         34,485            36,554
                                           (b)Comcast UK Cable Partners, Ltd., 11.20%,
                                             2007                                              45,225            37,197
                                           (b)Diamond Cable Communications, PLC
                                             13.25%, 2004                                      29,130            26,872
                                             11.75%, 2005                                       7,740             6,153
                                             10.75%, 2007                                       8,900             6,297
                                           (b)DIVA Systems Corp., 12.625%, 2008                21,020            11,613
                                           EZ Communications, 9.75%, 2005                       8,760             9,636

PORTFOLIO OF Investments

(DOLLARS IN THOUSANDS)
                                                                                        PRINCIPAL AMOUNT       VALUE
                                           Foxkids Worldwide
                                             9.25%, 2007                                    $  18,600        $   18,693
                                           (b)  10.25%, 2007                                    8,820             5,645
                                           Frontiervision
                                             11.00%, 2006                                      19,050            21,241
                                           (b)  11.875%, 2007                                  21,439            16,641
                                           Granite Broadcasting Corp., 10.375%, 2005            8,080             8,584
                                           Intermedia Capital Partners, 11.25%, 2006           20,880            23,593
                                           (b)International Cabletel, Inc., 12.75%,
                                             2005                                              48,940            42,333
                                           Mediacom LLC, 8.50%, 2008                            8,720             8,731
                                           American Banknote Corp., 11.25%, 2007               16,850            17,018
                                           Newsquest Capital, PLC, 11.00%, 2006                13,794            15,450
                                           NTL, 10.00%, 2007                                    7,761             8,362
                                           (b)PX Escrow Corp., 9.625%, 2006                    19,230            13,677
                                           Rogers Communications, 8.875%, 2007                  8,120             8,201
                                           Salem Communications Corp., 9.50%, 2007             12,490            13,114
                                           SFX Entertainment, Inc., 9.125%, 2008               24,140            23,899
                                           Sinclair Broadcasting Group, Inc., 8.75%,
                                             2007                                              12,970            13,327
                                           Star Choice, 13.00%, 2005                           10,100            10,504
                                           Sullivan Broadcasting
                                             10.25%, 2005                                       6,190             6,701
                                             13.25%, 2006                                      12,850            18,761
                                           TeleWest Communications, PLC
                                             9.625%, 2006                                      22,005            23,380
                                           (b)  11.00%, 2007                                   41,443            33,362
                                           (b)21st Century Telecom Group, Inc.,
                                             12.25%, 2008                                      14,900             8,791
                                           (b)Transwestern Holdings, 11.875%, 2008              5,885             4,046
                                           Transwestern Publishing, 9.625%, 2007               13,220            13,947
                                           (b)UIH Australia Pacific, Inc., 14.00%,
                                             with warrants, 2006                               14,150             9,799
                                           (b)United International Holdings, 10.75%,
                                             2008                                              32,500            20,312
                                           ------------------------------------------------------------------------------
                                                                                                                821,059
---------------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--2.1%
                                           Allied Waste Industries
                                             10.25%, 2006                                      12,970            14,380
                                           (b)  11.30%, 2007                                   26,805            19,601
                                           Corporate Express, Inc., 9.125%, 2004               18,760            18,948
                                           Intertek Finance, 10.25%, 2006                      13,190            14,113
                                           Outdoor Systems, Inc.
                                             9.375%, 2006                                      23,880            25,611
                                             8.875%, 2007                                      23,910            25,165
                                           ------------------------------------------------------------------------------
                                                                                                                117,818
---------------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND
    AGRICULTURE--3.5%
                                           Agriculture, Mining and Chemicals, Inc.,
                                             10.75%, 2003                                      19,230            20,528
                                           Atlantis Group, Inc., 11.00%, 2003                  25,355            26,116
                                           Hines Horticulture, 11.75%, 2005                    14,450            15,895
                                           Huntsman Package, 11.75%, 2004                      31,845            35,189
                                           NL Industries, Inc.
                                             11.75%, 2003                                      27,770            30,893
                                           (b)  13.00%, 2005                                   21,370            21,691
                                           Terra Industries, Inc., 10.50%, 2005                12,200            13,237
                                           Texas Petrochemicals, 11.125%, 2006                 19,410            21,254
                                           UCC Investors Holdings, Inc., 10.50%, 2002          10,480            11,842
                                           ------------------------------------------------------------------------------
                                                                                                                196,645

                                                        Portfolio of INVESTMENTS

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--13.0%                  ATC Group Services, 12.00%, 2008                 $   9,240        $    9,286
                                           American Mobil Satellite, 12.25%, 2008               8,190             8,497
                                        (b)Call-Net Enterprises, Inc.
                                             13.25%, 2004                                       7,240             6,797
                                             9.27%, 2007                                       10,990             7,775
                                           Communication and Power Industry, Inc.,
                                             12.00%, 2005                                       7,975             8,972
                                        (b)Crown Castle International Corp.,
                                             10.625%, 2007                                     33,550            22,646
                                           Dobson Communication Corp., 11.75%, 2007            24,500            27,072
                                           Econophone, Inc., 13.50%, with warrants,
                                             2007                                              34,545            40,919
                                           Esprit Telecom, 11.50%, 2007                        15,380            16,841
                                           FaciliCom International, Inc., 10.50%, 2008          8,140             8,506
                                        (b)Focal Communications Corp., 12.125%,
                                             2008                                              14,760             8,635
                                           GCI General Communication, 9.75%, 2007              22,570            24,037
                                        (b)ICG Holdings, 13.50%, 2005                          44,105            37,599
                                        (b)ICG Services, Inc., 10.00%, 2008                    16,430            10,474
                                           Interamerica Communications, 14.00%, 2006            3,930             4,068
                                        (b)Intermedia Communications, 12.25%, 2006             19,310            15,738
                                           Intermedia Communications of Florida, Inc.,
                                             8.875%, 2007 with warrants                         8,115            11,246
                                        (b)  11.25%, 2007                                      27,170            20,174
                                        (b)KMC Telecom Holdings, Inc., 12.50%, 2008            23,900            14,340
                                           MGC Communications, 13.00%, with warrants,
                                             2001                                              18,116            19,384
                                        (b)McLeod, Inc.
                                             9.25%, 2007                                       13,435            14,342
                                        (b)  10.50%, 2007                                      35,190            27,008
                                           Metronet Communications, with warrants,
                                             2007                                                                   331
                                        (b)  10.75%, 2007                                       8,460             5,626
                                             12.00%, 2007                                       8,280             9,563
                                        (b)Millicom International Cellular, S.A.,
                                             13.50%, 2006                                      35,740            28,056
                                           Netia Holdings
                                             10.25%, 2007                                       3,220             3,300
                                        (b)  11.25%, 2007                                       8,355             5,723
                                        (b)Nextel Communications
                                             9.75%, 2004                                       19,300            18,552
                                             9.75%, 2007                                        9,980             6,487
                                           Nextlink Communications
                                             12.50%, 2006                                      12,160            14,045
                                             9.00%, 2008                                       15,590            16,058
                                             zero coupon, 2008                                  8,260             5,224
                                           Orbital Imaging, 11.625%, 2005                       5,720             6,263
                                        (b)PTC International Finance, B.V., 10.75%,
                                             2007                                              21,080            14,703
                                           Primus Telecommunications Group, 11.75%,
                                             with warrants, 2004                               13,050            15,008
                                           RCN Corp.
                                             10.00%, 2007                                      10,390            11,065
                                        (b)  9.80%, 2008                                       20,000            12,500
                                           Rogers Cantel, 9.75%, 2016                          27,745            30,103
                                        (b)SBA Communication, 12.00%, 2008                     32,000            18,880
                                           Satelites Mexicanos, S.A. de C.V., 10.125%,
                                             2004                                               8,150             8,394
                                           Telex Communication, 10.50%, 2007                    5,165             4,648
                                           Teligent, Inc.
                                             11.50%, 2007                                      12,100            12,705
                                        (b)  11.50%, 2008                                      14,650             8,442
                                           USA Mobile Communications, Inc. II, 14.00%,
                                             2004                                               9,650            10,687

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Vanguard Cellular Systems, 9.375%, 2006          $  20,790        $   21,933
                                           Western Wireless
                                             10.50%, 2006                                       7,425             8,065
                                             10.50%, 2007                                      17,016            18,547
                                           Winstar Communication
                                             15.00%, 2007                                      14,180            18,789
                                             11.00%, 2008                                       8,200             8,436
                                           Winstar Equipment
                                             12.50%, 2004                                      20,840            23,862
                                             10.00%, 2008                                       5,900             5,989
                                           ------------------------------------------------------------------------------
                                                                                                                736,340
-------------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION                           American Standard, Inc., 9.25%, 2016                15,517            15,983
    MATERIALS--3.9%                        Airxcel, 11.00%, 2007                               15,590            16,603
                                           Brand Scaffold Services, Inc., 10.25%, 2008          6,670             6,870
                                        (b)Building Materials Corporation of
                                             America, 11.75%, 2004                             51,930            50,112
                                           Desa International, 9.875%, 2007                    16,490            16,985
                                           Falcon Building Products, Inc., 9.50%, 2007         17,410            17,845
                                           Kevco, 10.375%, 2007                                14,730            15,393
                                           Nortek, Inc.
                                             9.875%, 2004                                      14,255            14,771
                                             9.125%, 2007                                      15,600            16,165
                                           Terex Corp., 8.875%, 2008                            5,600             5,600
                                           Triangle Pacific Corp., 10.50%, 2003                26,565            27,893
                                           Waxman Industries, Inc.
                                        (b)  12.75%, 2004                                       6,510             5,957
                                             800,453 warrants expiring 2004                                       1,881
                                           Werner Holdings, 10.00%, 2007                       10,630            11,228
                                           ------------------------------------------------------------------------------
                                                                                                                223,286
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS AND                  AMF Bowling World
    SERVICES--10.4%                          10.875%, 2006                                     47,547            52,361
                                        (b)  12.25%, 2006                                      14,691            11,900
                                           Avondale Mills, 10.25%, 2006                        24,151            26,083
                                           Cinemark USA, Inc.
                                             8.50%, 2008                                       13,550            13,618
                                             9.625%, 2008                                      14,750            15,469
                                           Coinmach Corp., 11.75%, 2005                        51,656            57,725
                                           Doskocil Manufacturing Co., 10.125%, 2007           12,830            13,728
                                           Dyersburg Corp., 9.75%, 2007                        18,155            18,813
                                           Eagle Family Foods, 8.75%, 2008                     12,485            12,485
                                           Grupo Azucarero Mexico, S.A. de C.V.,
                                             11.50%, 2005                                      12,290            12,198
                                           Hedstrom Corp., 10.00%, 2007                        11,280            11,590
                                           Herff Jones, Inc., 11.00%, 2005                     20,810            22,995
                                           Hollywood Entertainment Corp., 10.625%,
                                             2004                                               5,140             5,346
                                           IMPAC Group, Inc., 10.125%, 2008                     8,700             8,852
                                           Imperial Home Decor Group Inc., 11.00%,
                                             2008                                              11,900            12,197
                                           Kinder-Care Learning Centers, 9.50%, 2009           41,550            42,485
                                           Mastellone Hermonos, 11.75%, 2008                   15,750            16,065
                                           NBTY Inc., 8.625%, 2007                             14,280            14,566
                                           Nine West Group, 9.00%, 2007                         8,300             7,802
                                           Perkins Family Restaurants, L.P., 10.125%,
                                             2007                                               8,130             8,536
                                           Pillowtex Corp, 9.00%, 2007                          6,450             6,708
                                        (b)Pinnacle Holdings, 10.00%, 2008                     24,700            15,376
                                           Planet Hollywood, 12.00%, 2005                       4,030             4,100

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Premier Parks, Inc., 12.00%, 2003                $   8,900        $    9,857
                                           Purina Mills, Inc., 9.00%, 2000                     17,500            18,069
                                           Riddell Sports, Inc., 10.50%, 2007                  15,606            16,347
                                        (b)Sealy Mattress, 10.875%, 2007                        7,300             4,836
                                           Six Flags Theme Park, 12.25%, 2005                  54,395            60,378
                                           Van De Kamps, Inc., 12.00%, 2005                    13,945            15,618
                                           West Point Stevens, Inc.
                                             8.75%, 2005                                       10,000            10,425
                                             9.375%, 2005                                      34,045            36,002
                                           Windy Hill Pet Food Company, Inc., 9.75%,
                                             2007                                               4,020             4,281
                                           ------------------------------------------------------------------------------
                                                                                                                586,811
-------------------------------------------------------------------------------------------------------------------------
    DRUGS AND HEALTH CARE--3.5%            CONMED Corp., 9.00%, 2008                            4,000             4,070
                                           Dade International Inc., 11.125%, 2006              27,400            30,414
                                           Genesis Eldercare, 9.00%, 2007                      25,565            26,268
                                           Magellan Health Services, 9.00%, 2008               31,540            31,855
                                           Paracelsus Healthcare, 10.00%, 2006                  5,810             6,057
                                        (b)Paragon Healthcare Networks, 10.50%,
                                             2007                                              50,720            32,841
                                           Tenet Healthcare
                                             8.00%, 2005                                        9,920            10,193
                                             10.125%, 2005                                     38,141            41,764
                                             8.625%, 2007                                      14,230            14,728
                                           ------------------------------------------------------------------------------
                                                                                                                198,190
-------------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED                     AEI Holdings, 10.00%, 2007                          16,380            17,240
    SERVICES--6.3%                         Bellweather Exploration Co., 10.875%, 2007          14,460            15,291
                                           Benton Oil & Gas Co.
                                             11.625%, 2003                                     23,865            25,804
                                             9.375%, 2007                                       7,630             7,640
                                           Clark Refining, 8.875%, 2007                         9,050             9,163
                                           Coda Energy, 10.50%, 2006                           23,610            25,558
                                           Dailey International, 9.50%, 2008                   16,230            16,352
                                           Denbury Management, 9.00%, 2008                     13,570            13,638
                                           Espirito Santo, 10.00%, 2007                        21,810            21,319
                                           Forcenergy Gas Exploration
                                             9.50%, 2006                                       19,260            20,030
                                             8.50%, 2007                                       14,085            13,838
                                           Mariner Energy, 10.50%, 2006                         3,840             4,003
                                           Michael Petroleum Corp., 11.50%, 2005                8,190             8,088
                                           National Energy Corp., 10.75%, 2006                  5,870             5,694
                                           Ocean Energy, 9.75%, 2006                            7,370             8,033
                                           Pacalta Resources, Ltd., 10.75%, 2004               27,855            28,551
                                           Parker Drilling Corp., 9.75%, 2006                  21,510            23,040
                                           Plains Resources, 10.25%, 2006                      15,590            16,759
                                           Pool Energy Services, 8.625%, 2008                   5,710             5,724
                                           RAM Energy, 11.50%, 2008                             8,250             8,209
                                           Rutherford-Moran Oil Corp., 10.75%, 2004             9,120             9,713
                                           Stone Energy Corp., 8.75%, 2007                     18,880            19,258
                                           United Meridian Corp., 10.375%, 2005                25,495            28,299
                                        (b)Universal Compress, 9.875%, 2008                     9,940             6,212
                                           ------------------------------------------------------------------------------
                                                                                                                357,456
-------------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,                    Beazer Homes
    HOME BUILDERS AND                        9.00%, 2004                                        2,430             2,436
    REAL ESTATE--3.3%                        8.875%, 2008                                      15,470            15,509
                                           Del Webb Corp., 9.75%, 2008                         24,710            26,440
                                           DVI, Inc., 9.875%, 2004                              8,570             9,148
                                           Emergent Group, 10.75%, 2004                         8,250             7,899

(DOLLARS IN THOUSANDS)
                                                                                        PRINCIPAL AMOUNT       VALUE
                                           Engle Homes, Inc., 9.25%, 2008                   $   8,060        $    8,241
                                           Forecast Group, L.P., 11.375%, 2000                 14,620            14,108
                                           Fortress Group, 13.75%, 2003                        14,080            15,910
                                           Hovnanian Enterprises, 11.25%, 2002                 30,257            31,354
                                           New Millen Home Building, 12.00%, 2004               3,340             3,307
                                           Presley Cos., 12.50%, 2001                          14,455            13,877
                                           UDC Homes, 12.50%, 2000                             14,920            15,218
                                           Williams Scotsman, Inc., 9.875%, 2007               24,100            25,184
                                           ------------------------------------------------------------------------------
                                                                                                                188,631
---------------------------------------------------------------------------------------------------------------------------
    HOTELS AND GAMING--2.1%
                                           Eldorado Resorts, 10.50%, 2006                      17,981            19,914
                                           Empress River Casino, 10.75%, 2002                  21,493            23,239
                                           HMH Properties
                                             9.50%, 2005                                       22,790            24,157
                                             8.875%, 2007                                      10,230            10,741
                                           Hard Rock Hotel, 9.25%, 2005                         6,120             6,212
                                           Harvey's Casino Resorts, 10.625%, 2006              14,770            16,469
                                           Players International, 10.875%, 2005                 9,765            10,644
                                           Trump Atlantic City, 11.25%, 2006                    8,300             8,466
                                           ------------------------------------------------------------------------------
                                                                                                                119,842
---------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS
    AND MINING--12.0%
                                           Accuride, 9.25%, 2008                               12,175            12,175
                                           Aftermarket Technology, 12.00%, 2004                16,624            18,453
                                           Alvey Systems, 11.375%, 2003                         6,827             7,254
                                           Bar Technologies, 13.50%, with warrants,
                                             2001                                              16,335            18,565
                                           Centaur Mining, 11.00%, 2007                        10,600            10,998
                                           Collins & Aikman Corp., 11.50%, 2006                15,030            16,909
                                           Columbus Mckinnon, 8.50%, 2008                       5,290             5,316
                                           Day International Group, Inc.
                                             11.125%, 2005                                     22,045            24,029
                                             9.50%, 2008                                        5,730             5,816
                                           Delco Remy International, 10.625%, 2006             26,115            28,661
                                           Doe Run Co.
                                             12.00%, 2003                                       4,100             4,202
                                             11.25%, 2005                                       5,880             6,115
                                           E-P Acquisition, Inc., 9.375%, 2008                  3,200             3,248
                                           Earle M. Jorgensen Co., 9.50%, 2005                  6,500             6,516
                                           Euramax International, PLC, 11.25%, 2006            23,595            25,954
                                           Foamex, L.P.
                                             13.50%, 2005                                      19,500            22,620
                                             9.875%, 2007                                       2,900             3,074
                                           GS Technologies
                                             12.00%, 2004                                       5,875             6,448
                                             12.25%, 2005                                       8,970            10,091
                                           Hayes Wheels International, Inc.
                                             11.00%, 2006                                      23,070            26,127
                                             9.125%, 2007                                      17,875            18,925
                                           JPS Automotive Products Corp., 11.125%,
                                             2001                                              27,270            30,406
                                           Key Plastics, 10.25%, 2007                           8,375             8,919
                                           Knoll, Inc., 10.875%, 2006                          11,684            13,261
                                           Koppers Industries, 9.875%, 2007                     8,180             8,589
                                           Metal USA, 8.625%, 2008                              8,950             8,905
                                           MMI Products, Inc., 11.25%, 2007                     7,090             7,834
                                           Morris Material Holdings, 9.50%, 2008                9,900             9,949
                                           Motors and Gears, Inc., 10.75%, 2006                17,250            18,457
                                           NSM Steel
                                             12.00%, 2006                                      22,240            21,017
                                             12.25%, 2008                                      23,540            22,716

                                                        Portfolio of INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                        PRINCIPAL AMOUNT       VALUE
                                           Neenah Corp., 11.125%, 2007                      $  28,840        $   31,940
                                           Park-Ohio Industries, 9.25%, 2007                    8,600             9,030
                                           Prestolite Electric, 9.625%, 2008                    5,680             5,808
                                           Renco Metals, 11.50%, 2003                          15,945            17,100
                                           Renco Steel Holdings, 10.875%, 2005                 11,300            11,695
                                           Scovill Fasteners, 11.25%, 2007                     11,020            11,516
                                           Spinnaker Industries, 10.75%, 2006                  23,070            23,877
                                           Thermadyne Industries, Inc.
                                             10.25%, 2002                                      12,226            12,700
                                             10.75%, 2003                                      11,916            12,750
                                           UCAR Global, 12.00%, 2005                           22,110            24,431
                                           Venture Holdings
                                             9.75%, 2004                                        3,240             3,280
                                             9.50%, 2005                                       26,320            27,175
                                           WCI Steel, Inc., 10.00%, 2004                        5,850             6,172
                                           Wells Aluminum Corp., 10.125%, 2005                 20,442            21,975
                                           Wheeling Pitt Corp., 9.25%, 2007                    28,300            28,724
                                           ------------------------------------------------------------------------------
                                                                                                                679,722
---------------------------------------------------------------------------------------------------------------------------
    PAPER, FOREST PRODUCTS
    AND CONTAINERS--8.3%
                                           AEP Industries Inc., 9.875%, 2007                    7,180             7,530
                                           BPC Holding Corp., 12.50%, 2006                     12,240            13,464
                                           Berry Plastics Corp., 12.25%, 2004                  20,499            22,395
                                           Doman Industry, 9.25%, 2007                         12,950            13,047
                                           Fonda Group, 9.50%, 2007                            11,730            11,495
                                           Gaylord Container Corp.
                                             12.75%, 2005                                      32,850            35,190
                                             9.75%, 2007                                       11,280            11,506
                                             9.875%, 2008                                      33,100            32,935
                                           Graham Packaging Co.
                                             8.75%, 2008                                        7,420             7,457
                                             9.25%, 2008                                        8,220             8,302
                                           (b)  10.75%, 2009                                    7,840             4,978
                                           Maxxam Group, Inc.
                                             11.25%, 2003                                      24,325            25,845
                                           (b)  12.25%, 2003                                    7,265             7,410
                                           National Fiberstock Corp., 11.625%, 2002            12,960            13,867
                                           Norampac, 9.50%, 2008                               21,320            22,119
                                           Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                             2007                                                 810               656
                                           Plainwell Inc., 11.00%, 2008                         8,150             8,374
                                           Printpack, Inc.
                                             9.875%, 2004                                       8,440             8,989
                                             10.625%, 2006                                     22,640            24,564
                                           Riverwood International
                                             10.25%, 2006                                      14,180            14,712
                                             10.625%, 2007                                     18,331            19,385
                                             10.875%, 2008                                     51,175            51,559
                                           (b)SF Holdings Group, Inc., 12.75%, 2008            13,450             7,498
                                           Specialty Paperboard, 9.375%, 2006                   8,830             9,271
                                           Stone Container Corp.
                                             9.875%, 2001                                      28,440            29,009
                                             12.25%, 2002                                      11,980            12,309
                                             11.50%, 2006                                      12,130            13,040
                                           Tjiwi Kimia Finance Mauritius, Ltd.,
                                             10.00%, 2004                                         890               730
                                           U.S. Can Corp., 10.125%, 2006                       31,079            32,982
                                           ------------------------------------------------------------------------------
                                                                                                                470,618

PORTFOLIO OF Investments

(DOLLARS IN THOUSANDS)
                                                                                       PRINCIPAL AMOUNT OR
                                                                                        NUMBER OF SHARES       VALUE
    RETAILING--4.6%
                                           Advantica Restaurant Company, 11.25%, 2008       $  24,050        $   25,793
                                           AFC Enterprises, Inc., 10.25%, 2007                 18,950            19,968
                                           Ameriking, 10.75%, 2006                             15,635            16,729
                                           Cole National Group
                                             9.875%, 2006                                       6,170             6,710
                                             8.625%, 2007                                      18,890            19,339
                                           (c)Color Tile, Inc., 10.75%, 2001                   20,480               205
                                           Finlay Fine Jewelry Corp., 10.625%, 2003            27,300            28,665
                                           Galey & Lord, 9.125%, 2008                          11,570            11,715
                                           Guitar Center Management, 11.00%, 2006              15,050            16,706
                                           J. Crew Group
                                             10.375%, 2007                                     16,450            15,463
                                           (b)  13.125%, 2008                                  17,480             8,740
                                           Krystal Co., 10.25%, 2007                            8,100             8,424
                                           Pamida Holdings, 11.75%, 2003                       12,995            13,417
                                           Pathmark Stores, 9.625%, 2003                       16,810            16,768
                                           Petro Stopping Centers, 10.50%, 2007                29,670            32,044
                                           TravelCenters of America, Inc., 10.25%,
                                             2007                                              16,830            17,966
                                           ------------------------------------------------------------------------------
                                                                                                                258,652
---------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--.6%
                                           Axiohm Transaction Solutions, Inc.,
                                             9.75%, 2007                                        8,650             8,801
                                           Viasystems, Inc., 9.75%, 2007                       24,670            25,780
                                           ------------------------------------------------------------------------------
                                                                                                                 34,581
---------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--1.0%
                                           TFM, S.A. de C.V., 10.25%, 2007                     23,470            24,291
                                           Trans World Airlines, Inc., 11.375%, 2006           12,140            12,231
                                           (b)Transtar Holdings, L.P., 13.375%, 2003           10,100             9,216
                                           Valujet, Inc., 10.25%, 2001                          8,240             7,910
                                           ------------------------------------------------------------------------------
                                                                                                                 53,648
                                           ------------------------------------------------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS
                                           (Cost: $4,852,517)                                                 5,051,295
                                           ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    COMMON AND PREFERRED
    STOCKS--2.5%
                                           21st Century Telecom Group, Inc., preferred          2,850shs.         3,192
                                           Benedek Unit, PIK, preferred with warrants          90,000            13,545
                                           (c)Capital Pacific Holdings                         54,431                54
                                           Clark USA, PIK, preferred                           43,781             4,575
                                           Com Cell, warrants                                  30,800             2,148
                                           Crown American Realty Trust, preferred             272,650            14,638
                                           Day International Exchange, PIK, preferred           4,880             5,014
                                           Dobson Communication, PIK, preferred                 6,170             6,787
                                           (c)EchoStar Communications Corp.                   108,723             2,392
                                           E-P Acquisition, Inc., preferred                       970             5,614
                                           (c)Empire Gas Corp., warrants                       31,795               159
                                           (c)Foamex International, warrants                   16,620               332
                                           (c)Gaylord Container Corp.                       1,805,934            13,432
                                           (c)Gulf States Steel, warrants                      29,670               148
                                           (c)Intelcom Group, Inc.                             67,617             1,082
                                           Nextel, PIK, preferred                              30,240            31,903
                                           Nextlink Communication, convertible
                                             preferred                                         34,300             1,646
                                           SF Holdings, PIK, preferred                            420             3,854
                                           Sinclair Capital, preferred                        210,400            23,249
                                           (c)Sullivan Broadcasting                           205,600             6,168
                                           ------------------------------------------------------------------------------
                                           TOTAL COMMON AND PREFERRED STOCKS--2.5%
                                           (Cost: $113,100)                                                     139,932
                                           ------------------------------------------------------------------------------

                                                        Portfolio of INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                        PRINCIPAL AMOUNT       VALUE
    MONEY MARKET
    INSTRUMENTS--2.1%
                                           Yields--5.53% - 6.00%
                                           Due--April, 1998
                                           (Cost: $116,486)                                 $ 116,800        $  116,483
                                           ------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--98.5%
                                           (Cost: $5,343,698)                                                 5,566,215
                                           ------------------------------------------------------------------------------
                                           CASH AND OTHER ASSETS, LESS LIABILITIES--1.5%                         87,089
                                           ------------------------------------------------------------------------------
                                           NET ASSETS--100%                                                  $5,653,304
                                           ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Variable rate security. Rate shown is effective rate on March 31, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal interest or has filed for bankruptcy.

Based on the cost of investments of $5,343,698,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $271,545,000, the gross unrealized depreciation was $49,028,000 and the net unrealized appreciation on investments was $222,517,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF Investments

KEMPER HIGH YIELD OPPORTUNITY FUND

Portfolio of Investments at March 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


    FOREIGN GOVERNMENT OBLIGATIONS--1.8%                                                   PRINCIPAL AMOUNT      VALUE
    (PRINCIPAL AMOUNT IN
    U.S. DOLLARS)
                                           (a)Republic of Argentina,
                                             9.50%, 2002                                        $   100         $   100
                                           Federal Republic of Brazil,
                                             9.375%, 2008                                           100             100
                                           United Mexican States,
                                             8.625%, 2008                                           100              99
    -------------------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                           (Cost: $299)                                                             299
                                           ------------------------------------------------------------------------------
        CORPORATE OBLIGATIONS--90.3%
    BROADCASTING, CABLESYSTEMS
    AND PUBLISHING--12.1%
                                           American Banknote Corp., 11.25%, 2007                    100             101
                                           CSC Holding
                                             7.875%, 2007                                            10              10
                                             8.125%, 2009                                            34              36
                                           Cablevision Systems Corp., 10.50%, 2016                   60              71
                                           Capstar Broadcasting, 9.25%, 2007                        100             105
                                           (b)Charter Communications, 14.00%, 2007                  150             121
                                           Comcast Corp., 9.125%, 2006                              100             106
                                           (b)DIVA Systems Corp., 12.625%, 2008                     200             110
                                           Foxkids Worldwide, 9.25%, 2007                           100             101
                                           Frontiervision
                                             11.00%, 2006                                           100             112
                                           (b)  11.875%, 2007                                       100              77
                                           Mediacom LLC, 8.50%, 2008                                100             100
                                           NTL, 10.00%, 2007                                        104             112
                                           (b)PX Escrow Corp., 9.625%, 2006                         220             156
                                           SFX Entertainment, Inc., 9.125%, 2008                    100              99
                                           Sinclair Broadcasting Group, Inc., 8.75%, 2007           100             103
                                           Star Choice, 13.00%, 2005                                 50              52
                                           (b)TeleWest Communications, PLC, 11.00%, 2007            125             101
                                           (b)Transwestern Holdings, 11.875%, 2008                   60              41
                                           Transwestern Publishing, 9.625%, 2007                     60              63
                                           (b)21st Century Telecom Group, Inc., 12.25%,
                                             2008                                                   100              59
                                           (b)United International Holdings, 10.75%, 2008           200             125
                                           ------------------------------------------------------------------------------
                                                                                                                  1,961
---------------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--1.9%
                                           ATC Group Services, 12.00%, 2008                         100             101
                                           Intertek Finance, 10.25%, 2006                           100             107
                                           Outdoor System, Inc.
                                             9.375%, 2006                                            50              54
                                             8.875%, 2007                                            50              52
                                           ------------------------------------------------------------------------------
                                                                                                                    314
---------------------------------------------------------------------------------------------------------------------------
    CHEMICALS --.6%
                                           Texas Petrochemicals, 11.125%, 2006                      100             110
                                           ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--15.1%
                                           American Mobil Satellite, 12.25%, 2008                   100             105
                                           (b)Crown Castle International Corp., 10.625%,
                                             2007                                                   175             118
                                           Econophone, Inc., 13.50%, 2007                           100             115
                                           Esprit Telecom, 11.50%, 2007                             100             109
                                           FaciliCom International, Inc., 10.50%, 2008              100             105
                                           (b)Focal Communications Corp., 12.125%, 2008             200             117

                                                        Portfolio of INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                           PRINCIPAL AMOUNT      VALUE
                                           GCI General Communication, 9.75%, 2007               $    40         $    42
                                           (b)ICG Holdings, 13.50%, 2005                            100              84
                                           (b)ICG Services, Inc., 10.00%, 2008                      130              83
                                           Interamerica Communications, 14.00%, 2007                 50              52
                                           Intermedia Communication of Florida, Inc.,
                                             8.875%, 2007                                            75              79
                                           (b)KMC Telecom Holdings, Inc., 12.50%, 2008              160              96
                                           McLeod, Inc., 9.25%, 2007                                100             107
                                           (b)Metronet Communications, 10.75%, 2007                 150             100
                                           Netia Holdings
                                             10.25%, 2007                                            50              51
                                           (b)  11.25%, 2007                                         75              51
                                           (b)Nextel Communications
                                             9.75%, 2004                                             15              14
                                             9.75%, 2007                                             60              39
                                             9.95%, 2008                                             25              16
                                           Nextlink Communications
                                             9.00%, 2008                                            100             102
                                             zero coupon, 2008                                       30              19
                                           Orbital Imaging, 11.625%, 2005                           100             110
                                           (b)PTC International Finance, B.V., 10.75%,
                                             2007                                                   120              84
                                           RCN Corp., 10.00%, 2007                                  120             129
                                           (b)SBA Communication, 12.00%, 2008                       200             118
                                           Satelites Mexicanos, S.A. de C.V., 10.125%,
                                             2004                                                   100             103
                                           Teligent, Inc.
                                             11.50%, 2007                                            50              52
                                           (b)  11.50%, 2008                                        200             115
                                           Winstar Communications
                                             15.00%, 2007                                            20              26
                                             11.00%, 2008                                            30              31
                                           Winstar Equipment, 12.50% 2004                            60              69
                                           ------------------------------------------------------------------------------
                                                                                                                  2,441
---------------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION MATERIALS--5.2%
                                           American Standard, Inc., 9.25%, 2016                     110             113
                                           Airxcel, 11.00%, 2007                                    100             107
                                           Brand Scaffold Services, Inc., 10.25%, 2008              100             103
                                           Desa International, 9.875%, 2007                         100             103
                                           Kevco, 10.375%, 2007                                     105             109
                                           Nortek, Inc., 9.875%, 2004                               100             104
                                           Terex Corp., 8.875%, 2008                                100             100
                                           Werner Holdings, 10.00%, 2007                            100             106
                                           ------------------------------------------------------------------------------
                                                                                                                    845
---------------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS AND
    SERVICES--9.6%
                                           AFC Enterprises, Inc., 10.25%, 2007                      100             105
                                           (b)AMF Bowling World, 12.25%, 2006                       125             101
                                           Avondale Mills, 10.25%, 2006                              84              90
                                           Cinemark USA, Inc., 8.50%, 2008                          100             101
                                           Dyersburg Corp., 9.75%, 2007                             100             104
                                           Grupo Azucarero Mexico, S.A. de C.V., 11.50%,
                                             2005                                                   100              99
                                           IMPAC Group, Inc., 10.125%, 2008                         100             102
                                           The Imperial Home Decor Group Inc., 11.00%,
                                             2007                                                   175             103
                                           Mastellone Hermonos, 11.75%, 2008                        100             102
                                           Perkins Finance, 10.125%, 2007                           100             105
                                           Pillowtex Corp, 9.00%, 2007                              100             104

PORTFOLIO OF Investments

(DOLLARS IN THOUSANDS)
                                                                                           PRINCIPAL AMOUNT      VALUE
                                           (b)Pinnacle Holdings, 10.00%, 2008                   $   200         $   124
                                           Purina Mills, Inc., 9.00%, 2010                          100             103
                                           (b)Sealy Mattress, 10.875%, 2007                         150              99
                                           Windy Hill Pet Food Company, Inc., 9.75%, 2007           100             107
                                           ------------------------------------------------------------------------------
                                                                                                                  1,549
---------------------------------------------------------------------------------------------------------------------------
    DRUGS AND HEALTH CARE--3.0%
                                           CONMED Corp., 9.00%, 2008                                100             101
                                           Genesis Eldercare, 9.00%, 2007                            70              72
                                           Magellan Health Services, 9.00%, 2008                    100             101
                                           Paracelsus Healthcare, 10.00%, 2006                      100             103
                                           (b)Paragon Healthcare Networks, 10.50%, 2007             160             104
                                           ------------------------------------------------------------------------------
                                                                                                                    481
---------------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED
    SERVICES--9.4%
                                           AEI Holdings, 10.00%, 2007                               100             105
                                           Bellweather Exploration Co., 10.875%, 2007               100             105
                                           Benton Oil & Gas Co., 9.375%, 2007                       100             100
                                           Dailey International, 9.50%, 2008                        100             101
                                           Denbury Management, 9.00%, 2008                          100             101
                                           Espirito Santo, 10.00%, 2007                             100              98
                                           Mariner Energy, 10.50%, 2006                             100             104
                                           Michael Petroleum Corp., 11.50%, 2005                    100              99
                                           Pacalta Resources, Ltd., 10.75%, 2004                    100             103
                                           Parker Drilling Corp., 9.75%, 2006                       100             106
                                           Plains Resources, 10.25%, 2006                           100             108
                                           RAM Energy, 11.50%, 2008                                 100             100
                                           Stone Energy Corp., 8.75%, 2007                          100             102
                                           (b)Universal Compress, 9.875%, 2008                      300             187
                                           ------------------------------------------------------------------------------
                                                                                                                  1,519
---------------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,
    HOME BUILDERS AND
    REAL ESTATE--2.4%
                                           Beazer Homes, 8.875%, 2008                               100             100
                                           Emergent Group, 10.75%, 2004                              80              77
                                           Engle Homes, Inc., 9.25%, 2008                            50              51
                                           Forecast Group, L.P., 11.375%, 2000                      100              96
                                           UDC Homes, 12.50%, 2000                                   70              71
                                           ------------------------------------------------------------------------------
                                                                                                                    395
---------------------------------------------------------------------------------------------------------------------------
    HOTELS AND GAMING--2.0%
                                           Empress River Casino, 10.75%, 2002                       100             108
                                           Hard Rock Hotel, 9.25%, 2005                             100             101
                                           Harvey's Casino Resorts, 10.625%, 2006                   100             112
                                           ------------------------------------------------------------------------------
                                                                                                                    321
---------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS
    AND MINING--12.7%
                                           Accuride, 9.25%, 2008                                    100             100
                                           Alvey Systems, 11.375%, 2003                             100             106
                                           Centaur Mining, 11.00%, 2007                             100             104
                                           Columbus Mckinnon, 8.50%, 2008                           100             101
                                           Day International Group, Inc.
                                             11.125%, 2005                                           15              16
                                             9.50%, 2008                                            100             102
                                           Doe Run Co.
                                             12.00%, 2003                                            50              51
                                             11.25%, 2005                                           100             104
                                           E-P Acquisition, Inc., 9.375%, 2008                       50              51
                                           Earle M. Jorgensen Co., 9.50%, 2005                      100             100
                                           Euramax International, PLC, 11.25%, 2006                 100             110
                                           JPS Automotive Products Corp., 11.125%, 2001              40              45
                                           Metal USA, 8.625%, 2008                                  100             100

                                                        Portfolio of INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                           PRINCIPAL AMOUNT      VALUE
                                           Morris Material Holdings, 9.50%, 2008                $   100         $   100
                                           NSM Steel
                                             12.00%, 2006                                            60              57
                                             12.25%, 2008                                            60              58
                                           Neenah Corp., 11.125%, 2007                              100             111
                                           Prestolite Electric, 9.625%, 2008                        100             102
                                           Renco Metals, 10.875%, 2005                              100             104
                                           Scovill Fasteners, 11.25%, 2007                           50              52
                                           Venture Holdings
                                             9.75%, 2004                                             70              71
                                             9.50%, 2005                                             30              31
                                           WCI Steel, Inc., 10.00%, 2004                            100             106
                                           Wells Aluminum Corp., 10.125%, 2005                       64              69
                                           Wheeling Pitt Corp., 9.25%, 2007                         100             102
                                           ------------------------------------------------------------------------------
                                                                                                                  2,053
---------------------------------------------------------------------------------------------------------------------------
    PAPER, FOREST PRODUCTS
    AND CONTAINERS--8.0%
                                           AEP Industries Inc., 9.875%, 2007                        100             105
                                           Doman Industry, 9.25%, 2007                              100             101
                                           Gaylord Container Corp.
                                             12.75%, 2005                                            10              11
                                             9.75%, 2007                                             40              41
                                             9.875%, 2008                                           100             100
                                           Graham Packaging Co.
                                             8.75%, 2008                                             30              30
                                             9.25%, 2008                                             30              30
                                             10.75%, 2009                                            60              38
                                           National Fiberstock Corp., 11.625%, 2002                 100             107
                                           Norampac, 9.50%, 2008                                    100             104
                                           Plainwell Inc., 11.00%, 2008                             100             103
                                           Printpack, Inc., 10.625%, 2006                           100             109
                                           Riverwood International
                                             10.25%, 2006                                            30              31
                                             10.875%, 2008                                           65              65
                                           (b)SF Holdings Group, Inc., 12.75%, 2008                 200             112
                                           Stone Container Corp.
                                             9.875%, 2001                                            65              66
                                             11.50%, 2006                                            40              43
                                           U.S. Can Corp., 10.125%, 2006                            100             106
                                           ------------------------------------------------------------------------------
                                                                                                                  1,302
---------------------------------------------------------------------------------------------------------------------------
    RETAILING--5.7%
                                           Advantica Restaurant Co., 11.25%, 2008                   100             107
                                           Cole National Group
                                             9.875%, 2006                                            50              54
                                             8.625%, 2007                                            50              51
                                           Galey & Lord, 9.125%, 2008                               100             101
                                           Hedstrom Corp., 10.00%, 2007                             100             103
                                           J. Crew Group
                                             10.375%, 2007                                           50              47
                                           (b)  13.125%, 2008                                        50              25
                                           Krystal Co., 10.25%, 2007                                100             104
                                           Pathmark Stores, 9.625%, 2003                            110             110
                                           Petro Stopping Centers, 10.50%, 2007                     100             108
                                           TravelCenters of America, Inc., 10.25%, 2007             100             107
                                           ------------------------------------------------------------------------------
                                                                                                                    917

PORTFOLIO OF Investments

(DOLLARS IN THOUSANDS)
                                                                                          PRINCIPAL AMOUNT OR
                                                                                           NUMBER OF SHARES      VALUE
    TECHNOLOGY--1.3%
                                           Axiohm Transaction Solutions, Inc.,
                                             9.75%, 2007                                        $   100         $   102
                                           Viasystems, Inc., 9.75%, 2007                            100             105
                                           ------------------------------------------------------------------------------
                                                                                                                    207
---------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--1.3%
                                           TFM, S.A. de C.V., 10.25%, 2007                          100             103
                                           Trans World Airlines, Inc., 11.375%, 2006                100             101
                                           ------------------------------------------------------------------------------
                                                                                                                    204
                                           ------------------------------------------------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS
                                           (Cost: $14,373)                                                       14,619
                                           ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    COMMON AND PREFERRED
    STOCKS--6.3%
                                           Crown American Realty Trust, preferred                 1,900shs.         102
                                           Day International Exchange, PIK, preferred               100             103
                                           Dobson Communication, PIK, preferred                      60              66
                                           E-P Acquisition, Inc., preferred                          20             116
                                           (c)Gaylord Container Corp.                            20,000             149
                                           Nextel, PIK, preferred                                    83              87
                                           Nextlink, convertible preferred                          100               5
                                           SF Holdings Group, Inc., PIK, preferred                   10              92
                                           Standard & Poor's Depository Receipts                  1,000             110
                                           Teligent, Inc.                                         2,000              61
                                           21st Century Telecom Group, Inc., preferred               50              56
                                           Waxman Industries Inc.                                18,000              72
                                           ------------------------------------------------------------------------------
                                           TOTAL COMMON AND PREFERRED STOCKS--6.3%
                                           (Cost: $992)                                                           1,019
                                           ------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--98.4%
                                           (Cost: $15,664)                                                       15,937
                                           ------------------------------------------------------------------------------
                                           CASH AND OTHER ASSETS, LESS LIABILITIES--1.6%                            251
                                           ------------------------------------------------------------------------------
                                           NET ASSETS--100%                                                     $16,188
                                           ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Variable rate security. Rate shown is effective on March 31, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $15,664,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $299,000, the gross unrealized depreciation was $26,000 and the net unrealized appreciation on investments was $273,000.

See accompanying Notes to Financial Statements.

                                                        Portfolio of INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1998 (unaudited)

(IN THOUSANDS)

                                                                              HIGH YIELD
                                                                HIGH YIELD    OPPORTUNITY
                                                                   FUND          FUND
 ASSETS
Investments, at value (Cost: $5,343,698 and $15,664,
respectively)                                                   $5,566,215      15,937
-----------------------------------------------------------------------------------------
Cash                                                                 4,099         436
-----------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 100,885         954
-----------------------------------------------------------------------------------------
  Fund shares sold                                                  10,115         157
-----------------------------------------------------------------------------------------
  Interest                                                         117,700         277
-----------------------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,799,014      17,761
-----------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Investments purchased                                            137,601       1,538
-----------------------------------------------------------------------------------------
  Fund shares redeemed                                               2,473          --
-----------------------------------------------------------------------------------------
  Management fee                                                     2,417           8
-----------------------------------------------------------------------------------------
  Administrative services fee                                        1,074           2
-----------------------------------------------------------------------------------------
  Distribution services fee                                          1,055           5
-----------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               948           9
-----------------------------------------------------------------------------------------
  Trustees' fees and other                                             142          11
-----------------------------------------------------------------------------------------
    Total liabilities                                              145,710       1,573
-----------------------------------------------------------------------------------------
NET ASSETS                                                      $5,653,304      16,188
-----------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $5,416,878      15,635
-----------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments                (80,719)        169
-----------------------------------------------------------------------------------------
Net unrealized appreciation on investments                         222,517         273
-----------------------------------------------------------------------------------------
Undistributed net investment income                                 94,628         111
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $5,653,304      16,188
-----------------------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net assets applicable to shares outstanding                   $3,906,418       7,779
-----------------------------------------------------------------------------------------
  Shares outstanding                                               456,804         778
-----------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                  $8.55       10.00
-----------------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71%
  of net asset value or 4.50% of offering price)                     $8.95          10.47
-----------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                   $1,523,388       7,269
-----------------------------------------------------------------------------------------
  Shares outstanding                                               178,317         727
-----------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                  $8.54          10.00
-----------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $188,114          1,140
-----------------------------------------------------------------------------------------
  Shares outstanding                                                21,957         114
-----------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                  $8.57          10.00
-----------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                      $35,384             --
-----------------------------------------------------------------------------------------
  Shares outstanding                                                 4,138          --
-----------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                  $8.55             --
-----------------------------------------------------------------------------------------

FINANCIAL Statements

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended March 31, 1998 (unaudited)
(IN THOUSANDS)

                                                                                      HIGH YIELD
                                                                HIGH YIELD            OPPORTUNITY
                                                                   FUND                 FUND(a)
-------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
  Interest income                                                $259,499                 397
-------------------------------------------------------------------------------------------------
  Dividends                                                         2,038                  --
-------------------------------------------------------------------------------------------------
    Total investment income                                       261,537                 397
-------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                   13,892                  28
-------------------------------------------------------------------------------------------------
  Administrative services fee                                       5,866                   8
-------------------------------------------------------------------------------------------------
  Distribution services fee                                         5,940                  14
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            3,964                  13
-------------------------------------------------------------------------------------------------
  Interest expense                                                     --                  10
-------------------------------------------------------------------------------------------------
  Professional fees                                                    52                  --
-------------------------------------------------------------------------------------------------
  Reports to shareholders                                             479                   7
-------------------------------------------------------------------------------------------------
  Trustees' fees and other                                            312                   7
-------------------------------------------------------------------------------------------------
    Total expenses                                                 30,505                  87
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             231,032                 310
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                        71,516                 187
-------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                        (524)                 --
-------------------------------------------------------------------------------------------------
    Net realized gain                                              70,992                 187
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (31,943)                273
-------------------------------------------------------------------------------------------------
Net gain on investments                                            39,049                 460
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $270,081                 770
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended March 31, 1998 (unaudited) and the year ended September 30, 1997

(IN THOUSANDS)

                                                                                                   HIGH YIELD
                                                               HIGH YIELD FUND                 OPPORTUNITY FUND(a)
                                                     -----------------------------------       -------------------
                                                           1998                  1997                 1998
------------------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------
  Net investment income                                 $  231,032              396,225                 310
------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                  70,992               (1,945)                187
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                    (31,943)             178,138                 273
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                                 270,081              572,418                 770
------------------------------------------------------------------------------------------------------------------
Net equalization credits                                    11,651               12,110                  89
------------------------------------------------------------------------------------------------------------------
  Distribution from net investment income                 (238,954)            (416,460)               (288)
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                           --                   --                 (18)
------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                           (238,954)            (416,460)               (306)
------------------------------------------------------------------------------------------------------------------
Net increase from capital share transactions               671,224              674,295              15,535
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                               714,002              842,363              16,088
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beginning of period                                      4,939,302            4,096,939                 100
------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                           $5,653,304            4,939,302              16,188
------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF
PERIOD                                                  $   94,628               90,899                 111
------------------------------------------------------------------------------------------------------------------

(a) The High Yield Opportunity Fund commenced operations on October 1, 1997.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    DESCRIPTION OF THE      The Kemper High Yield Series (the Trust) is an
     FUND                    open-end diversified management investment company
                             comprised of Kemper High Yield Fund (High Yield
                             Fund) and Kemper High Yield Opportunity Fund (High
                             Yield Opportunity Fund). The Trust is organized as a business trust under the laws of Massachusetts.
                             The High Yield Opportunity Fund commenced operations on October 1, 1997.

                             Each Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------


2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the

NOTES TO FINANCIAL STATEMENTS

                             Exchange. The net asset value per share is determined separately for each class by dividing the Funds' net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998. For High Yield Fund, the accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to approximately $80,662,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. Each Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH       INVESTMENT MANAGER COMBINATION. Effective December
     AFFILIATES              31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Funds' investment management agreement with ZKI, however, a new investment management agreement between the Funds and Scudder Kemper was approved by the Funds'
                             Board of Trustees and by the Funds' shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Funds. In addition, the names of the Funds' principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Funds have a management agreement with Scudder Kemper. The High Yield Fund pays a fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The High Yield Fund incurred a management fee of $13,892,000 for the six months ended March 31, 1998.

                             The High Yield Opportunity Fund pays a management fee at an annual rate of .65% of the first $250 million of average daily net assets declining to .49% of average daily net assets in excess of $12.5 billion. The High Yield Opportunity Fund incurred a management fee of $28,000 for the six months ended March 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. Each Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 1998 are as follows:

                                                                                                    COMMISSIONS
                                                                                                   ALLOWED BY KDI
                                                                            COMMISSIONS     ----------------------------
                                                                          RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                          ---------------   ------------   -------------
                                         High Yield Fund                     $847,000         6,163,000        92,000
                                         High Yield Opportunity Fund           10,000            80,000            --

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares for the six months ended March 31, 1998 are as follows:

                                                                              DISTRIBUTION FEES       COMMISSIONS AND
                                                                                   AND CDSC        DISTRIBUTION FEES PAID
                                                                               RECEIVED BY KDI        BY KDI TO FIRMS
                                                                              ------------------   ----------------------
                                         High Yield Fund                          $6,915,000             10,513,000
                                         High Yield Opportunity Fund                  14,000                270,000

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid for the six months ended March 31, 1998 are as follows:

                                                                                                     ASF PAID BY KDI
                                                                             ASF PAID BY THE   ----------------------------
                                                                               FUND TO KDI     TO ALL FIRMS   TO AFFILIATES
                                                                             ---------------   ------------   -------------
                                         High Yield Fund                       $5,866,000       6,051,000        32,000
                                         High Yield Opportunity Fund                8,000          25,000            --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, KSvC is the shareholder service agent of each Fund. Under the agreement, for the six months ended March 31, 1998, KSvC received shareholder services fees as follows:

                             High Yield Fund                          $2,872,000

                             High Yield Opportunity Fund                   5,000

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the six months ended March 31, 1998, the Funds made no payments to their officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT              For the six months ended March 31, 1998, investment
     TRANSACTIONS            transactions (excluding short term instruments) are
                             as follows (in thousands):


                                                                    HIGH YIELD            HIGH YIELD
                                                                       FUND            OPPORTUNITY FUND
                                                                    ----------         -----------------
                             Purchases                              $4,286,058              30,354
                             Proceeds from sales                     3,659,827              14,877

--------------------------------------------------------------------------------
5
     NOTE PAYABLE            The High Yield Opportunity Fund may borrow money
                             for leverage purposes up to a maximum of 20% of the total assets of the Fund, including the amount borrowed. During the six months ended March 31, 1998, the maximum borrowings were $1,000,000.
                             Interest paid on the amount borrowed was based on an annual rate of 6.175%. There were no amounts outstanding as of March 31, 1998.

--------------------------------------------------------------------------------
6
     CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Funds (in thousands):

                                                                     SIX MONTHS ENDED               YEAR ENDED
                                                                        MARCH 31,                 SEPTEMBER 30,
                                                                           1998                        1997
                                                                   --------------------      ------------------------
                                            HIGH YIELD FUND         SHARES     AMOUNT         SHARES        AMOUNT
                                        SHARES SOLD
                                        Class A                      98,690   $ 815,116        190,692    $ 1,527,552
                                       ------------------------------------------------------------------------------
                                        Class B                      54,183     457,885        109,720        900,384
                                       ------------------------------------------------------------------------------
                                        Class C                      10,449      92,481         16,667        137,204
                                       ------------------------------------------------------------------------------
                                        Class I                       8,158      55,461         12,114        100,487
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                      12,569     106,511         22,581        187,057
                                       ------------------------------------------------------------------------------
                                        Class B                       4,364      36,963          7,931         65,657
                                       ------------------------------------------------------------------------------
                                        Class C                         575         761            686          5,708
                                       ------------------------------------------------------------------------------
                                        Class I                         222       1,880            367          3,044
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                     (74,791)   (619,481)      (175,031)    (1,410,231)
                                       ------------------------------------------------------------------------------
                                        Class B                     (22,340)   (187,585)       (80,748)      (661,407)
                                       ------------------------------------------------------------------------------
                                        Class C                      (3,756)    (31,651)        (9,742)       (80,133)
                                       ------------------------------------------------------------------------------
                                        Class I                      (8,305)    (57,097)       (12,153)      (101,027)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      12,947     110,059         15,517        129,053
                                       ------------------------------------------------------------------------------
                                        Class B                     (12,963)   (110,059)       (15,533)      (129,053)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS            $ 671,244                   $   674,295
                                       ------------------------------------------------------------------------------

                                                                           Notes
to FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

                                                                                               SIX MONTHS ENDED
                                                                                                  MARCH 31,
                                                                                                     1998
                                                                                            ----------------------
                                                   HIGH YIELD OPPORTUNITY FUND              SHARES         AMOUNT
                                       ---------------------------------------------------------------------------
                                        SHARES SOLD
                                       ---------------------------------------------------------------------------
                                        Class A                                                 841       $  8,116
                                       ---------------------------------------------------------------------------
                                        Class B                                                 855          8,284
                                       ---------------------------------------------------------------------------
                                        Class C                                                 119          1,166
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ---------------------------------------------------------------------------
                                        Class A                                                  13            131
                                       ---------------------------------------------------------------------------
                                        Class B                                                   9             90
                                       ---------------------------------------------------------------------------
                                        Class C                                                   1             14
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ---------------------------------------------------------------------------
                                        Class A                                                 (81)          (792)
                                       ---------------------------------------------------------------------------
                                        Class B                                                (140)        (1,374)
                                       ---------------------------------------------------------------------------
                                        Class C                                                 (10)          (100)
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ---------------------------------------------------------------------------
                                        Class A                                                   1             12
                                       ---------------------------------------------------------------------------
                                        Class B                                                  (1)           (12)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                                        $ 15,535
                                       ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------------------------------
                                                                                    CLASS A
                                                    ----------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                                       1998             --------------------------------------------------
                HIGH YIELD FUND                     (UNAUDITED)         1997          1996          1995          1994
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.50             8.23          8.01          7.74         8.12
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .38              .76           .76           .83         .73
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .06              .31           .23           .20         (.35)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .44             1.07           .99          1.03         .38
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income            .39              .80           .77           .76         .76
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.55             8.50          8.23          8.01         7.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           5.31%           13.69         13.00         14.10         4.64
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                 .88%             .88           .88           .90         .86
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                   8.95%            9.18          9.45         10.74         9.22
--------------------------------------------------------------------------------------------------------------------------

                                                    --------------------------------------------------------------
                                                                                  CLASS B
                                                    --------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                                             MAY 31
                                                     MARCH 31,        YEAR ENDED SEPTEMBER 30,             TO
                                                       1998          ---------------------------      SEPTEMBER 30,
                                                    (UNAUDITED)      1997       1996       1995           1994
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.49          8.22       8.00       7.73          7.96
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .34           .69        .69        .76           .23
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .06           .31        .23        .20          (.23)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .40          1.00        .92        .96            --
-----------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income            .35           .73        .70        .69           .23
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.54          8.49       8.22       8.00          7.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           4.86%        12.72      12.02      13.09            --
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                1.75%         1.76       1.77       1.77          1.80
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                   8.08%         8.30       8.56       9.87          8.70
-----------------------------------------------------------------------------------------------------------------------

                                           ------------------------------------------------------
                                                                  CLASS C
                                           ------------------------------------------------------
                                           SIX MONTHS
                                             ENDED      YEAR ENDED SEPTEMBER       MAY 31
                                           MARCH 31,             30,                 TO
                                              1998      ---------------------   SEPTEMBER 30,
                                           (UNAUDITED)  1997    1996    1995        1994
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.52       8.24    8.02    7.75        7.96
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .35        .70     .69     .77         .25
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .06        .31     .23     .20        (.23)
-------------------------------------------------------------------------------------------------
Total from investment operations               .41       1.01     .92     .97         .02
-------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .36        .73     .70     .70         .23
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.57       8.52    8.24    8.02        7.75
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 4.87%     12.88   12.06   13.13         .27
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      1.71%      1.71    1.71    1.71        1.74
-------------------------------------------------------------------------------------------------
Net investment income                         8.12%      8.35    8.62    9.93        8.75
-------------------------------------------------------------------------------------------------

                                           --------------------------------------------------
                                                                CLASS I
                                           --------------------------------------------------
                                           SIX MONTHS
                                             ENDED       YEAR ENDED     DECEMBER 29, 1994
                                           MARCH 31,    SEPTEMBER 30,          TO
                                              1998      -------------     SEPTEMBER 30,
                                           (UNAUDITED)  1997    1996          1995
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.50       8.23    8.01          7.55
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .39        .78     .78           .66
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .06        .31     .23           .39
---------------------------------------------------------------------------------------------
Total from investment operations               .45       1.09    1.01          1.05
---------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .40        .82     .79           .59
---------------------------------------------------------------------------------------------
Net asset value, end of period               $8.55       8.50    8.23          8.01
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 5.46%     13.96   13.32         14.37
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       .60%       .62     .61           .61
---------------------------------------------------------------------------------------------
Net investment income                         9.23%      9.44    9.72         10.70
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            MARCH 31,                YEAR ENDED SEPTEMBER 30,
                                              1998       -------------------------------------------------
                                           (UNAUDITED)     1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands) $5,653,304    4,939,302   4,096,939   3,527,954   3,152,029
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               94%          91         102          99          93
----------------------------------------------------------------------------------------------------------

NOTE FOR BOTH FUNDS:

Total return does not reflect the effect of any sales charges.

FINANCIAL Highlights

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND

Portfolio of Investments at September 30, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION                                                                 PRINCIPAL
                                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BOND--1.6%               6.625%, 2002                                      $  76,500        $   78,341
                                       (Cost: $77,476)
                                       -----------------------------------------------------------------------------
CORPORATE OBLIGATIONS                  Airlines Pass Through Trust, 10.875%, 2019           21,130            24,194
AEROSPACE--2.4%                        Fairchild Corp., 12.00%, 2001                        33,715            34,052
                                       Howmet Inc., 10.00%, 2003                             4,510             4,893
                                       K & F Industries, Inc.
                                         11.875%, 2003                                      11,431            12,088
                                         10.375%, 2004                                      24,950            28,225
                                       Valujet, Inc., 10.25%, 2001                          14,000            13,020
                                       -----------------------------------------------------------------------------
                                                                                                             116,472
--------------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS             Affinity Group, Inc., 11.50%, 2003                   23,411            25,108
AND PUBLISHING--16.1%
                                       American Radio Systems, 9.00%, 2006                  18,490            19,623
                                    (b)Australis Holdings, 15.00%, 2002                     49,213            39,863
                                    (b)Bell Cablemedia, PLC
                                         11.95%, 2004                                       29,960            27,788
                                         11.875%, 2005                                       1,490             1,293
                                       Big Flower Press, Inc., 8.875%, 2007                 38,070            38,070
                                       Busse Broadcasting, 11.625%, 2000                    10,860            11,675
                                       CCA Holdings, 13.00%, 1999                           17,500            23,800
                                       Cablevision Systems Corp.
                                         9.25%, 2005                                         5,880             6,152
                                         8.125%, 2009                                       12,480            12,636
                                         9.875%, 2013                                        9,350            10,121
                                         10.50%, 2016                                       24,755            28,252
                                       Capstar Broadcasting
                                         9.25%, 2007                                         8,430             8,599
                                    (b)  12.75%, 2009                                       15,000            10,425
                                       Century Communications Corp., 8.75%, 2007             7,335             7,326
                                       (b)Charter Communications, 14.00%, 2007              30,410            22,960
                                       Comcast Corp., 9.125%, 2006                          34,485            37,028
                                    (b)Comcast UK Cable Partners, Ltd., 11.20%,
                                         2007                                               45,225            34,993
                                    (b)Diamond Cable Communications, PLC
                                         13.25%, 2004                                       11,560            10,129
                                         11.75%, 2005                                       25,285            18,948
                                         10.75%, 2007                                       14,420             9,409
                                       EZ Communications, 9.75%, 2005                        8,760             9,724
                                       Frontiervision
                                         11.00%, 2006                                       17,530            19,108
                                    (b)  11.875%, 2007                                      12,450             8,497
                                       Garden State Newspapers, 8.75%, 2009                 10,500            10,526
                                       Granite Broadcasting Corp., 10.375%, 2005             8,080             8,363
                                       Innova S De, R.L., 12.875%, 2007                     22,600            24,295
                                       Intermedia Capital Partners, 11.25%, 2006            20,880            23,020
                                    (b)International Cabletel, Inc., 12.75%,
                                         2005                                               57,960            46,730
                                       Multicanal Participacoes, 12.625%, 2004              13,330            15,130
                                       NTL, 10.00%, 2007                                     4,070             4,243
                                       Neodata Services, 12.00%, 2003                       23,290            25,386
                                       Newsquest Capital, PLC, 11.00%, 2006                 22,990            25,634
                                       Rogers Communications, 8.875%, 2007                  13,305            13,372
                                       Salem Communications Corp., 9.50%, 2007              12,490            12,677
                                       Sinclair Broadcasting Group, Inc., 10.00%,
                                         2003                                               26,040            27,082
                                       Sullivan Broadcasting
                                         10.25%, 2005                                        6,190             6,438
                                         13.25%, 2006                                       12,850            16,898

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
                                       Telewest Communications, PLC
                                       9.625%, 2006                                      $  22,005        $   22,885
                                    (b)  11.00%, 2007                                       41,443            31,082
                                    (b)UIH Australia Pacific, Inc., 14.00%, 2006            24,550            17,615
                                    (b)Videotron Holdings, PLC
                                       11.125%, 2004                                         7,825             7,297
                                       11.00%, 2005                                         14,600            12,684
                                       -----------------------------------------------------------------------------
                                                                                                             792,884
--------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--2.6%                Allied Waste Industries
                                       10.25%, 2006                                         12,970            14,202
                                    (b)  11.30%, 2007                                       26,805            18,110
                                       Corporate Express, Inc., 9.125%, 2004                18,760            19,041
                                       Intertek Finance, 10.25%, 2006                       13,190            13,849
                                       Outdoor Systems, Inc.
                                       9.375%, 2006                                         21,560            22,651
                                       8.875%, 2007                                         25,870            26,404
                                       Universal Outdoor Holdings, Inc., 9.75%,
                                         2006                                               14,570            15,553
                                       -----------------------------------------------------------------------------
                                                                                                             129,810
--------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                          Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--3.9%                        10.75%, 2003                                       15,080            16,362
                                       Atlantis Group, Inc., 11.00%, 2003                   25,355            25,989
                                       Hines Horticulture, 11.75%, 2005                     14,450            15,750
                                       Huntsman Package, 9.125%, 2007                        3,750             3,844
                                       NL Industries, Inc.
                                       11.75%, 2003                                         27,770            30,547
                                    (b)  13.00%, 2005                                       21,370            21,023
                                       Rexene Corp., 11.75%, 2004                           31,845            36,383
                                       Terra Industries, Inc., 10.50%, 2005                 12,200            13,298
                                       Texas Petrochemicals, 11.125%, 2006                  15,560            16,960
                                       UCC Investors Holdings, Inc., 10.50%, 2002           10,480            11,685
                                       -----------------------------------------------------------------------------
                                                                                                             191,841
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--12.3%                  Brooks Fiber Properties, Inc.
                                    (b)  10.875%, 2006                                      22,690            18,322
                                    (b)  11.875%, 2006                                      23,990            18,652
                                       10.00%, 2007                                          8,450             9,506
                                    (b)Call-Net Enterprises, Inc.
                                       13.25%, 2004                                          7,240             6,507
                                       9.27%, 2007                                          16,100            10,747
                                    (b)Cellular, Inc., 11.75%, 2003                         29,035            28,890
                                       Comcast Cellular Holdings, Inc., 9.50%, 2007         20,350            21,317
                                    (b)Comcel, 13.125%, with warrants, 2003                 30,800            25,348
                                       CommNet Cellular, 11.25%, 2005                       10,935            12,534
                                    (b)Dial Call Communications, 12.25%, 2004               19,420            18,206
                                       Dobson Communication Corp., 11.75%, 2007             17,000            16,787
                                       Econophone, Inc., 13.50%, 2007                       19,865            21,852
                                       Gabelli & Company, Inc., 9.75%, 2007                 22,570            23,473
                                       HighwayMaster Communications, Inc.,
                                         13.75%, 2005                                        8,340             8,736
                                    (b)ICG Holdings, 13.50%, 2005                           40,755            32,808
                                    (b)Intermedia Communications of Florida,
                                         Inc.
                                       12.50%, 2006                                         19,310            14,917
                                       11.25%, 2007                                         27,170            18,815
                                       MGC Communications, 13.00%, 2004                      8,100             8,404
                                       McLeod, Inc.
                                       9.25%, 2007                                          13,435            14,308
                                    (b)  10.50%, 2007                                       21,260            15,041

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
                                       Metronet Communications, 12.00%, 2007             $   8,280        $    9,191
                                    (b)Millicom International Cellular, S.A.,
                                         13.50%, 2006                                       34,590            26,894
                                    (b)Nextel Communications, 10.65%, 2007                  16,750            10,343
                                       Nextlink Communications, 12.50%, 2006                10,950            12,634
                                    (b)PTC International Finance, B.V., 10.75%,
                                         2007                                               18,370            12,032
                                    (b)PanAmSat, L.P., 11.375%, 2003                        31,615            31,220
                                       Primus Telecommunications Group, 11.75%,
                                         2004                                               13,050            13,898
                                       Rogers Cantel
                                       11.125%, 2002                                         4,712             4,882
                                       8.80%, 2007                                          11,670            11,670
                                       9.375%, 2008                                          3,130             3,341
                                       9.75%, 2016                                          17,625            19,211
                                       Telex Communication, 10.50%, 2007                     5,165             5,281
                                       USA Mobile Communications, Inc. II
                                       9.50%, 2004                                          10,370            10,318
                                       14.00%, 2004                                         12,010            13,631
                                       Vanguard Cellular Systems, 9.375%, 2006              23,390            24,238
                                       Western Wireless
                                       10.50%, 2006                                          9,055             9,508
                                       10.50%, 2007                                         18,300            19,215
                                       Winstar Equipment, 12.50%, 2004                      20,840            22,924
                                       -----------------------------------------------------------------------------
                                                                                                             605,601
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                           American Standard, Inc., 9.25%, 2016                 17,615            18,408
MATERIALS--3.1%
                                    (b)Building Materials Corp. of America,
                                         11.75%, 2004                                       51,930            48,555
                                       Falcon Building Products, Inc.
                                       9.50%, 2007                                           6,410             6,618
                                    (b)  10.50%, 2007                                       16,310            10,357
                                       Nortek
                                       9.875%, 2004                                         14,255            14,718
                                       9.125%, 2007                                         19,880            20,079
                                       Triangle Pacific Corp., 10.50%, 2003                 26,565            28,225
                                       Waxman Industries, Inc.
                                    (b)  12.75%, 2004                                        6,510             5,729
                                       800,453 warrants expiring 2004                                          2,001
                                       -----------------------------------------------------------------------------
                                                                                                             154,690
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND                  AFC Enterprises, Inc., 10.25%, 2007                  14,530            15,220
SERVICES--10.3%
                                       AMF Group
                                       10.875%, 2006                                        47,547            52,747
                                    (b)  12.25%, 2006                                       23,990            18,142
                                       Avondale Mills, 10.25%, 2006                         23,400            25,389
                                       Bally Total Fitness Holdings, 9.875%, 1997           11,350            11,407
                                       Cinemark USA, Inc., 9.625%, 2008                     14,750            15,193
                                       Coinmach Corp., 11.75%, 2005                         36,420            40,426
                                       Commemorative Brands, 11.00%, 2007                   15,800            16,313
                                    (b)Dr. Pepper Bottling Holdings, Inc.,
                                         11.625%, 2003                                      22,209            22,320
                                       Doskocil Manufacturing Co., 10.125%, 2007            12,830            13,151
                                       Dyersburg Corp., 9.75%, 2007                          7,190             7,406
                                       HMH Properties
                                       9.50%, 2005                                          22,790            23,986
                                       8.875%, 2007                                         10,230            10,435
                                       Hedstrom Corp., 10.00%, 2007                          5,900             6,018
                                       Herff Jones, Inc., 11.00%, 2005                      15,640            17,048
                                       Hollywood Entertainment Corp., 10.625%, 2004         14,490            14,834
                                       Hollywood Theaters, Inc., 10.625%, 2007               6,280             6,673

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
                                       Kinder-Care Learning Centers, 9.50%, 2009         $  41,550        $   40,615
                                       NBTY, Inc., 8.625%, 2007                              4,150             4,119
                                       Nine West Group, 9.00%, 2007                          9,950            10,025
                                       Premier Parks, Inc., 12.00%, 2003                     8,900             9,901
                                       Regal Cinemas, 8.50%, 2007                            5,000             5,013
                                    (b)Six Flags Theme Park, 12.25%, 2005                   54,395            56,979
                                       Van De Kamps, Inc., 12.00%, 2005                     13,945            15,549
                                       West Point Stevens, Inc.
                                         8.75%, 2005                                        10,000            10,400
                                         9.375%, 2005                                       34,045            35,747
                                       Windy Hill Pet Food Company, Inc., 9.75%,
                                         2007                                                4,020             4,161
                                       -----------------------------------------------------------------------------
                                                                                                             509,217
--------------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--4.2%            Dade International Inc., 11.125%, 2006               27,400            30,688
                                       Genesis Eldercare, 9.00%, 2007                       21,505            21,424
                                       Graham-Field Health, 9.75%, 2007                      8,340             8,715
                                       Integrated Health Services, Inc.
                                         9.50%, 2007                                        14,400            14,814
                                         9.25%, 2008                                        17,300            17,560
                                       Magellan Health Services, 11.25%, 2004               25,020            27,741
                                       Packard Bioscience, 9.375%, 2007                     14,880            15,178
                                       Regency Health, 9.875%, 2002                          4,140             4,575
                                       Tenet Healthcare
                                         8.00%, 2005                                         9,920            10,118
                                         10.125%, 2005                                      37,405            40,865
                                         8.625%, 2007                                        9,810            10,129
                                       Vencor, 8.625%, 2007                                  6,680             6,776
                                       -----------------------------------------------------------------------------
                                                                                                             208,583
--------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                     Belco Oil & Gas, 8.875%, 2007                        10,800            10,881
SERVICES--6.9%
                                       Bellweather Exploration Co., 10.875%, 2007           14,410            15,581
                                       Benton Oil & Gas Co., 11.625%, 2003                  19,835            21,843
                                       Coda Energy, 10.50%, 2006                            23,610            25,145
                                       Dailey Petro Service, 9.75%, 2007                    11,620            12,085
                                       Ferrellgas Partners, L.P., 9.375%, 2006              16,760            17,430
                                       Flores & Rucks, Inc., 9.75%, 2006                     9,000             9,574
                                       Forcenergy Gas Exploration
                                         9.50%, 2006                                        23,260            24,423
                                         8.50%, 2007                                        24,015            23,865
                                       Forman Petroleum Corp., 13.50%, 2004                  8,450             8,492
                                       National Energy Corp., 10.75%, 2006                  11,620            12,056
                                       Pacalta Resources, Ltd., 10.75%, 2004                21,495            22,570
                                       Parker Drilling Corp., 9.75%, 2006                   18,310            19,592
                                       Plains Resources, 10.25%, 2006                       15,590            16,837
                                       Rutherford-Moran Oil Corp., 10.75%, 2004              9,120             9,439
                                       Stone Energy Corp., 8.75%, 2007                      10,000             9,925
                                       United Meridian Corp., 10.375%, 2005                 25,495            27,758
                                       Vintage Petroleum
                                         9.00%, 2005                                        28,420            29,308
                                         8.625%, 2009                                        4,020             4,075
                                       Wiser Oil Co., 9.50%, 2007                           20,780            20,157
                                       -----------------------------------------------------------------------------
                                                                                                             341,036
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                    Continental Homes Holding, 10.00%, 2006           $  15,620        $   16,635
HOME BUILDERS AND                      DVI, Inc., 9.875%, 2004                               8,570             8,870
REAL ESTATE--3.4%                      Del Webb Corp., 9.75%, 2008                          14,850            15,147
                                       Forecast Group, L.P., 11.375%, 2000                  10,895            10,459
                                       Fortress Group, 13.75%, 2003                         14,080            15,734
                                       Hovnanian Enterprises, 11.25%, 2002                  27,557            29,073
                                       Kaufman & Broad Home Corp., 9.625%, 2006             13,760            14,310
                                       J.M. Peters Co., 12.75%, 2002                         2,415             2,487
                                       Presley Cos., 12.50%, 2001                           23,195            22,093
                                       UDC Homes, 12.50%, 2000                              13,270            13,536
                                       Williams Scotsman, Inc., 9.875%, 2007                20,600            20,857
                                       -----------------------------------------------------------------------------
                                                                                                             169,201
--------------------------------------------------------------------------------------------------------------------
HOTELS AND GAMING--2.1%                Eldorado Resorts, 10.50%, 2006                       16,040            17,644
                                       Empress River Casino, 10.75%, 2002                   17,573            18,935
                                       Harvey's Casino Resorts, 10.625%, 2006               11,580            12,680
                                       Players International, 10.875%, 2005                  9,765            10,497
                                       Trump Atlantic City, 11.25%, 2006                    46,705            45,304
                                       -----------------------------------------------------------------------------
                                                                                                             105,060
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                  Aftermarket Technology, 12.00%, 2004                 16,624            18,536
AND MINING--11.8%                      Alvey Systems, 11.375%, 2003                          5,715             6,001
                                       Bar Technologies, 13.50%, with warrants,
                                         2001                                               16,335            18,116
                                       Bucyrus International, Inc., 9.75%, 2007              8,340             8,413
                                       Collins & Aikman Corp., 11.50%, 2006                 26,400            30,162
                                       Crain Industries, Inc., 13.50%, 2005                 19,500            22,328
                                       Day International Group, Inc., 11.125%, 2005         25,025            26,777
                                       Delco Remy International, 10.625%, 2006              26,115            28,041
                                       Euramax International, PLC, 11.25%, 2006             23,595            25,896
                                       Fairfield Manufacturing Co., 11.375%, 2001           13,160            13,983
                                       Foamex, L.P., 9.875%, 2007                           22,770            23,681
                                       GS Technologies
                                         12.00%, 2004                                        5,875             6,440
                                         12.25%, 2005                                        8,970            10,024
                                       Hayes Wheels International, Inc., 11.00%,
                                         2006                                               23,070            25,838
                                       IMO Industries, 11.75%, 2006                         22,940            24,890
                                       Johnstown American, 11.75%, 2005                      9,880            10,670
                                       JPS Automotive Products Corp., 11.125%, 2001         27,270            29,861
                                       Knoll, Inc., 10.875%, 2006                           10,062            11,219
                                       MMI Products, Inc., 11.25%, 2007                      7,090             7,728
                                       Motors and Gears, Inc., 10.75%, 2006                 17,250            18,458
                                       Neenah Corp., 11.125%, 2007                          20,150            21,963
                                       Newflo Corp., 13.25%, 2002                           17,850            18,921
                                       Oxford Automotive, Inc., 10.125%, 2007                5,740             5,984
                                       Renco Metals, 11.50%, 2003                           29,715            31,944
                                       Spinnaker Industries, 10.75%, 2006                   23,070            24,166
                                       Thermadyne Industries, Inc.
                                         10.25%, 2002                                       12,226            12,791
                                         10.75%, 2003                                       10,536            11,366
                                       UCAR Global, 12.00%, 2005                            35,060            39,837
                                       Venture Holdings, 9.50%, 2005                        16,730            16,730
                                       WCI Steel, Inc., 10.00%, 2004                        10,880            11,560
                                       Weirton Steel Corp., 11.375%, 2004                    5,090             5,548
                                       Wells Aluminum Corp., 10.125%, 2005                  15,130            15,887
                                       -----------------------------------------------------------------------------
                                                                                                             583,759
--------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS,                BPC Holding Corp., 12.50%, 2006                      12,240            13,525
AND CONTAINERS--7.8%
                                       BWAY Corp., 10.25%, 2007                             14,060            15,396
                                       Berry Plastics Corp., 12.25%, 2004                   20,499            22,600

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                          PRINCIPAL
                                                                                            AMOUNT             VALUE
                                       Container Corporation of America, 11.25%,
                                         2004                                            $   7,730        $    8,580
                                       Fonda Group, 9.50%, 2007                             11,730            11,437
                                       Gaylord Container Corp.
                                         9.75%, 2007                                        11,280            11,421
                                         12.75%, 2005                                       20,850            22,726
                                       Maxxam Group, Inc.
                                         11.25%, 2003                                       24,325            25,541
                                    (b)  12.25%, 2003                                        7,265             7,120
                                       National Fiberstock Corp., 11.625%, 2002             11,810            12,460
                                       Owens-Illinois, Inc., 9.95%, 2004                    13,062            13,748
                                       Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                         2007                                                8,100             8,232
                                       Plastic Container, 10.00%, 2006                         960             1,022
                                       Printpack, Inc.
                                         9.875%, 2004                                        8,440             8,946
                                         10.625%, 2006                                      21,920            23,674
                                       Riverwood International
                                         10.25%, 2006                                       19,880            20,377
                                         10.625%, 2007                                       9,340             9,760
                                         10.875%, 2008                                      61,480            61,326
                                       Specialty Paperboard, 9.375%, 2006                   13,370            13,905
                                       Stone Container Corp.
                                         9.875%, 2001                                       24,740            25,111
                                         12.25%, 2002                                        3,280             3,395
                                         11.50%, 2006                                       11,480            12,054
                                       Tjiwi Kimia Finance Mauritius, Ltd., 10.00%,
                                         2004                                                7,800             7,644
                                       U.S. Can Corp., 10.125%, 2006                        24,455            25,922
                                       -----------------------------------------------------------------------------
                                                                                                             385,922
--------------------------------------------------------------------------------------------------------------------
RETAILING--4.6%
                                       Ameriking, 10.75%, 2006                              15,635            16,573
                                       Cole National Group
                                       9.875%, 2006                                          3,760             4,014
                                       8.625%, 2007                                         14,830            14,811
                                    (a)Color Tile, Inc., 10.75%, 2001                       20,480               307
                                       Dominick's Finer Foods, 10.875%, 2005                 3,600             4,122
                                       Emergent Group, 10.75%, 2004                          8,340             8,491
                                       Finlay Fine Jewelry Corp., 10.625%, 2003             27,300            28,938
                                       Flagstar Corp.
                                       10.75%, 2001                                         12,880            13,252
                                       10.875%, 2002                                         7,900             8,169
                                       Guitar Center Management, 11.00%, 2006               15,050            16,706
                                       Krystal Co., 10.25%, 2007                             5,820             5,936
                                       Pamida Holdings, 11.75%, 2003                        21,845            21,845
                                       Pathmark Stores
                                       12.625%, 2002                                        18,100            18,643
                                       9.625%, 2003                                          8,125             8,044
                                       Petro Stopping Centers, 10.50%, 2007                 26,000            27,170
                                       Riddell Sports, Inc., 10.50%, 2007                   10,410            10,878
                                       TravelCenters of America, Inc., 10.25%, 2007         16,830            17,671
                                       -----------------------------------------------------------------------------
                                                                                                             225,570
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.0%                       Communication and Power Industry, Inc.,
                                         12.00%, 2005                                        7,975             8,892
                                       EV International, 11.00%, 2007                       13,930            14,348
                                       L-3 Communucation Corp., 10.375%, 2007                7,220             7,762
                                       Viasystems, Inc., 9.75%, 2007                        16,740            17,493
                                       -----------------------------------------------------------------------------
                                                                                                              48,495

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT OR        VALUE
                                                                                     NUMBER OF SHARES
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--.9%                     Espirito Santo Centrais Eletricas, S.A.,
                                         10.00%, 2007                                    $  14,600        $   14,600
                                       TFM, S.A. de C.V., 10.25%, 2007                      19,920            21,065
                                    (b)Transtar Holdings, L.P., 13.375%, 2003               10,100             8,686
                                                                                                              44,351
                                       -----------------------------------------------------------------------------
                                       TOTAL CORPORATE OBLIGATIONS--93.4%
                                       (Cost: $4,381,616)                                                  4,612,492
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                   Benedek Unit, PIK, preferred with warrants           90,000shs.        11,295
STOCKS--1.8%
                                    (a)Capital Pacific Holdings                             54,431                54
                                       Clark USA, PIK, preferred                            41,400             4,243
                                       Computervision Corp.                              3,112,436            11,477
                                       Crown American Realty Trust, preferred              250,000            13,375
                                    (a)EchoStar Communications Corp.                       218,250             5,293
                                       Empire Gas Corp.                                     31,795               159
                                       Foamex International                                 16,620               465
                                    (a)Gaylord Container Corp.                           1,805,934            15,350
                                       Gulf States Steel                                    29,670               148
                                    (a)Intelcom Group, Inc.                                 67,617               879
                                    (a)Intermedia Communications of Florida,
                                         Inc.                                               16,300             1,239
                                    (a)Sinclair Capital, preferred                         210,400            22,828
                                    (a)Sullivan Broadcasting                               205,600             2,056
                                       -----------------------------------------------------------------------------
                                       TOTAL COMMON AND PREFERRED STOCKS--1.8%
                                       (Cost: $66,140)                                                        88,861
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                           Yields--5.53% to 5.71%
INSTRUMENTS--1.0%
                                       Due--October 1997
                                       (Cost: $52,422)                                   $  52,500            52,422
                                       -----------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--97.8%
                                       (Cost: $4,577,654)                                                  4,832,116
                                       -----------------------------------------------------------------------------
                                       CASH AND OTHER ASSETS, LESS LIABILITIES--2.2%                         107,186
                                       -----------------------------------------------------------------------------
                                       NET ASSETS--100%                                                   $4,939,302
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

Based on the cost of investments of $4,577,654,000 for federal income tax purposes at September 30, 1997, the gross unrealized appreciation was $281,187,000, the gross unrealized depreciation was $26,725,000 and the net unrealized appreciation on investments was $254,462,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HIGH YIELD FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Yield Fund as of September 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Yield Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1997
(IN THOUSANDS)

 ASSETS
Investments, at value
(Cost: $4,577,654)                                              $4,832,116
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  21,508
--------------------------------------------------------------------------
  Investments sold                                                  44,471
--------------------------------------------------------------------------
  Interest                                                         108,841
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,006,936
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                       3,366
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               5,296
--------------------------------------------------------------------------
  Investments purchased                                             54,289
--------------------------------------------------------------------------
  Management fee                                                     2,132
--------------------------------------------------------------------------
  Distribution services fee                                            882
--------------------------------------------------------------------------
  Administrative services fee                                          880
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               656
--------------------------------------------------------------------------
  Trustees' fees and other                                             133
--------------------------------------------------------------------------
    Total liabilities                                               67,634
--------------------------------------------------------------------------
NET ASSETS                                                      $4,939,302
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $4,745,654
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (151,713)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         254,462
--------------------------------------------------------------------------
Undistributed net investment income                                 90,899
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $4,939,302
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($3,462,790 / 407,389 shares outstanding)                          $8.50
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $8.90
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,316,902 / 155,073 shares outstanding)                          $8.49
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($125,074 / 14,689 shares outstanding)                             $8.52
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($34,536 / 4,063 shares outstanding)                               $8.50
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1997
(IN THOUSANDS)

 NET INVESTMENT INCOME
  Interest                                                      $445,055
------------------------------------------------------------------------
  Dividends                                                        1,499
------------------------------------------------------------------------
    Total investment income                                      446,554
------------------------------------------------------------------------
Expenses:
  Management fee                                                  23,419
------------------------------------------------------------------------
  Distribution services fee                                        9,582
------------------------------------------------------------------------
  Administrative services fee                                      9,596
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           6,774
------------------------------------------------------------------------
  Professional fees                                                   90
------------------------------------------------------------------------
  Reports to shareholders                                            600
------------------------------------------------------------------------
  Trustees' fees and other                                           268
------------------------------------------------------------------------
    Total expenses                                                50,329
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            396,225
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sales of investments                         (948)
------------------------------------------------------------------------
  Net realized loss from futures transactions                       (997)
------------------------------------------------------------------------
    Net realized loss                                             (1,945)
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           178,138
------------------------------------------------------------------------
Net gain on investments                                          176,193
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $572,418
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED SEPTEMBER 30,
                                                                   1997                 1996
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $  396,225              336,758
-----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          (1,945)              42,422
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            178,138               66,471
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               572,418              445,651
-----------------------------------------------------------------------------------------------
Net equalization credits                                            12,110                7,259
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (416,460)            (338,218)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       674,295              454,293
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       842,363              568,985
-----------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of year                                                4,096,939            3,527,954
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$90,899 and $99,021, respectively)                              $4,939,302            4,096,939
-----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE      Kemper High Yield Fund is an open-end diversified
     FUND                    management investment company organized as a
                             business trust under the laws of Massachusetts. The
                             Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without any initial sales charges but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.
                             Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1997, amounting to approximately $151,654,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $23,419,000 for the year ended September 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                                                ALLOWED BY ZKDI
                                                                         COMMISSIONS      ----------------------------
                                                                       RETAINED BY ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                                       ----------------   ------------   -------------
                                          Year ended September 30, 1997    $1,714,000       11,779,000       181,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES      COMMISSIONS AND
                                                                                AND CDSC        DISTRIBUTION FEES PAID
                                                                            RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                            -----------------   ----------------------
                                          Year ended September 30, 1997           $11,113,000           17,522,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these

NOTES TO FINANCIAL STATEMENTS

                             services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                  ASF PAID BY ZKDI
                                                                          ASF PAID BY THE   ----------------------------
                                                                           FUND TO ZKDI     TO ALL FIRMS   TO AFFILIATES
                                                                          ---------------   ------------   -------------
                                          Year ended September 30, 1997      $9,596,000       10,067,000       49,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $4,802,000 for the year ended September 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $49,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT              For the year ended September 30, 1997, investment
     TRANSACTIONS            transactions (excluding short term instruments) are
                             as follows (in thousands):

                             Purchases                                $5,497,888

                             Proceeds from sales                       4,757,024
--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                         1997                                 1996
                                                              ---------------------------           -------------------------
                                                               SHARES           AMOUNT               SHARES          AMOUNT
                                        SHARES SOLD
                                        Class A                 190,692       $ 1,527,552             119,890       $ 932,368
                                       --------------------------------------------------------------------------------------
                                        Class B                 109,720           900,384              71,697         573,147
                                       --------------------------------------------------------------------------------------
                                        Class C                  16,667           137,204               8,808          70,603
                                       --------------------------------------------------------------------------------------
                                        Class I                  12,114           100,487               2,785          22,315
                                       --------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  22,581           187,057              18,832         151,343
                                       --------------------------------------------------------------------------------------
                                        Class B                   7,931            65,657               6,906          55,478
                                       --------------------------------------------------------------------------------------
                                        Class C                     686             5,708                 299           2,414
                                       --------------------------------------------------------------------------------------
                                        Class I                     367             3,044                 300           2,407
                                       --------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (175,031)       (1,410,231)           (112,436)       (879,849)
                                       --------------------------------------------------------------------------------------
                                        Class B                 (80,748)         (661,407)            (52,980)       (422,563)
                                       --------------------------------------------------------------------------------------
                                        Class C                  (9,742)          (80,133)             (4,106)        (32,901)
                                       --------------------------------------------------------------------------------------
                                        Class I                 (12,153)         (101,027)             (2,554)        (20,469)
                                       --------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  15,517           129,053              15,982         129,116
                                       --------------------------------------------------------------------------------------
                                        Class B                 (15,533)         (129,053)            (16,001)       (129,116)
                                       --------------------------------------------------------------------------------------
                                        Net increase from
                                        capital share
                                        transactions                          $   674,295                           $ 454,293
                                       --------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            -----------------------------------------------------------
                                                                                        Class A
                                                            -----------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                            1997          1996          1995          1994         1993
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $8.23          8.01          7.74         8.12          7.86
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .76           .76           .83          .73           .81
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .31           .23           .20         (.35)          .23
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.07           .99          1.03          .38          1.04
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                 .80           .77           .76          .76           .78
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $8.50          8.23          8.01         7.74          8.12
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                13.69%        13.00         14.10         4.64         13.92
 RATIOS TO AVERAGE NET ASSETS
Expenses                                                      .88%          .88           .90          .86           .80
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                        9.18%         9.45         10.74         9.22         10.22
----------------------------------------------------------------------------------------------------------------------------

                                                            -----------------------------------------------------------
                                                                                      Class B
                                                            -----------------------------------------------------------
                                                                       YEAR ENDED                       MAY 31 TO
                                                                      SEPTEMBER 30,                   SEPTEMBER 30,
                                                            1997          1996          1995              1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $8.22          8.00          7.73             7.96
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .69           .69           .76              .23
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .31           .23           .20             (.23)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.00           .92           .96               --
-----------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                 .73           .70           .69              .23
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $8.49          8.22          8.00             7.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               12.72%        12.02         13.09               --
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                     1.76%         1.77          1.77             1.80
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                        8.30%         8.56          9.87             8.70
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                     Class C
                                                      YEAR ENDED SEPTEMBER
                                                               30,               MAY 31 TO
                                                     -----------------------   SEPTEMBER 30,
                                                     1997     1996     1995        1994
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $8.24     8.02     7.75       7.96
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .70      .69      .77        .25
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .31      .23      .20       (.23)
--------------------------------------------------------------------------------------------
Total from investment operations                      1.01      .92      .97        .02
--------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                               .73      .70      .70        .23
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.52     8.24     8.02       7.75
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        12.88%   12.06    13.13        .27
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                              1.71%    1.71     1.71       1.74
--------------------------------------------------------------------------------------------
Net investment income                                 8.35%    8.62     9.93       8.75
--------------------------------------------------------------------------------------------

                                                     --------------------------------------
                                                                    Class I
                                                     --------------------------------------
                                                       YEAR ENDED     DECEMBER 29, 1994
                                                     SEPTEMBER 30,    TO SEPTEMBER 30,
                                                     1997     1996          1995
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $8.23     8.01          7.55
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .78      .78           .66
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .31      .23           .39
-------------------------------------------------------------------------------------------
Total from investment operations                      1.09     1.01          1.05
-------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                               .82      .79           .59
-------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.50     8.23          8.01
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        13.96%   13.32         14.37
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               .62%     .61           .61
-------------------------------------------------------------------------------------------
Net investment income                                 9.44%    9.72         10.70
-------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                   YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------
                                                   1997        1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)        $4,939,302   4,096,939   3,527,954   3,152,029   1,957,524
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    91%        102          99          93         101
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

                            KEMPER HIGH YIELD SERIES

                                    PART C.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

         (i) Financial statements included in Part A of the Registration
             Statement:

               Kemper High Yield Fund--Financial Highlights.


               Kemper High Yield Opportunity Fund--Financial Highlights (unaudited).


        (ii) Financial statements included in Part B of the Registration
             Statement:

             Kemper High Yield Fund

               Statement of assets and liabilities--September 30, 1997.

               Statement of operations for the year ended September 30, 1997.

               Statement of changes in net assets for each of the two years in the period ended September 30, 1997.

               Portfolio of investments--September 30, 1997.

               Notes to financial statements.

               Schedules II, III, IV and V are omitted as the required information is not present.

               Schedule I has been omitted as the required information is presented in the portfolio of investments at September 30, 1997.

              Kemper High Yield Opportunity Fund

               Statement of Net Assets--September 18, 1997.


               Statement of Assets and Liabilities (March 31, 1998) (unaudited).



               Statement of Operations for the period from October 1, 1997 (commencement of operations) to March 31, 1998 (unaudited).



               Notes to Financial Statements



               Portfolio of Investments--March 31, 1998 (unaudited).



               Schedule I has been omitted as the required information is presented in the Portfolio of Investments at March 31, 1998.



               Schedules II, III, IV and V have been omitted as the required information is not present.


     (b) Exhibits


         99.B1       Amended and Restated Agreement and Declaration of Trust*
         99.B1(b)    Written Instrument Establishing New Trust Name*
         99.B2       By-Laws*
         99.B3       Inapplicable
         99.B4(a)    Text of Share Certificate*
         99.B4(b)    Amended and Restated Written Instrument Establishing and
                     Designating Separate Classes of Shares*
         99.B4(c)    Written Instrument Establishing and Designating New Series*
         99.B4(d)    Written Instrument Establishing and Designating New Series
                     Name*
         99.B5(a)    Investment Management Agreement (High Yield)
         99.B5(b)    Investment Management Agreement (High Yield Opportunity)
         99.B6(a)    Underwriting and Distribution Services Agreement
         99.B6(b)    Selling Group Agreement*
         99.B7       Inapplicable
         99.B8(a)    Custody Agreement (Form 1)*
         99.B8(b)    Custody Agreement (Form 2)*
         99.B9(a)    Agency Agreement*
         99.B9(b)    Supplement to Agency Agreement*
         99.B9(c)    Administrative Services Agreement*
         99.B9(d)    Fund Accounting Agreement (High Yield)
         99.B9(e)    Fund Accounting Agreement (High Yield Opportunity)
         99.B10      Inapplicable

         99.B11      Consent of Independent Auditors
         99.B12      Inapplicable
         99.B13      Inapplicable
         99.B14(a)   Kemper Retirement Plan Prototype*
         99.B14(b)   Model Individual Retirement Account*
         99.B15      Form of Amended and Restated 12b-1 Plan (Class B and Class C
                     shares)*
         99.B16      Performance Calculations*
         99.B18      Multi-Distribution System Plan*
         99.B24      Powers of Attorney
         99.485(b)   Representation of Counsel (Rule 485(b))
         27.         Financial Data Schedule


---------------
 * Incorporated herein by reference to the Amendment to Registrant's Registration Statement on Form N-1A identified below.


                                                                POST-EFFECTIVE
                        EXHIBIT NO.                             AMENDMENT NO.     DATE OF FILING
                        -----------                             --------------    --------------
1, 2, 4(a), 8(a), 8(b), 9(a), 14(a) and 14(b)...............          29             11/30/95
4(b), 18....................................................          30             12/20/96
1(b), 4(c), 4(d), 9(b), 9(c), 16............................          32              9/23/97
6(b), 15....................................................          33             12/30/97


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Inapplicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of March 31, 1998, the number of recordholders of each series were as follows:



                                                                CLASS A    CLASS B    CLASS C    CLASS I
SERIES NAME                                                     SHARES     SHARES     SHARES     SHARES
-----------                                                     -------    -------    -------    -------
Kemper High Yield Fund......................................    146,611    72,311      7,265       366
Kemper High Yield Opportunity Fund..........................        344       355         86         0


ITEM 27. INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). In connection with the trustees evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 28b(i)      Business or Other Connections of Investment Adviser


Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                        Business and Other Connections of Board
        Name            of Directors of Registrant's Adviser
        ----            ---------------------------------------

Stephen R. Beckwith     Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                        Vice President and Treasurer, Scudder Fund Accounting Corporation*
                        Director, Scudder Stevens & Clark Corporation**
                        Director and Chairman, Scudder Defined Contribution Services, Inc.
                        Director and President, Scudder Capital Asset Corporation
                        Director and President, Scudder Capital Stock Corporation
                        Director and President, Scudder Capital Planning Corporation
                        Director and President, SS&C Investment Corporation
                        Director and President, SIS Investment Corporation
                        Director and President, SRV Investment Corporation

Lynn S. Birdsong        Director and Vice President, Scudder Kemper Investment, Inc.**
                        Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

Laurence W. Cheng       Director, Scudder Kemper Investments, Inc.**
                        Member Corporate Executive Board, Zunica Insurance Company of Switzerland
                        Director, ZKI Holding Corporation

Steven Gluckstern       Director, Scudder Kemper Investments, Inc.**
                        Member Corporate Executive Board, Zurich Insurance Company of Switzerland
                        Director, Zurich Holding Company of America

Rolf Huppi              Director, Chairman of the Board, Scudder Kemper Investments, Inc. **
                        Member Corporate Executive Board, Zurich Insurance Company of Switzerland
                        Director, Chairman of the Board, Zurich Holding Company of America
                        Director, ZKI Holding Corporation

Kathryn L. Quirk        Director, Chief Legal Officer, Chief Compliance Officer and Secretary,
                             Scudder Kemper Investments, Inc.**
                        Director, Senior Vice President & Assistant Clerk, Scudder Investor Services,
                             Inc.*
                        Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                        Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                        Director & Assistant Clerk, Scudder Service Corporation*
                        Director, SFA, Inc.*
                        Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.
                             ***
                        Director, Scudder, Stevens & Clark Japan, Inc.###
                        Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada,
                             Ltd.***
                        Director, Vice President and Secretary, Scudder Canada Investor Services
                             Limited***
                        Director, Vice President and Secretary, Scudder Realty Advisers, Inc.x
                        Director and Secretary, Scudder, Stevens & Clark Corporation**
                        Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                        Director and Secretary, SFA, Inc.
                        Director, Vice President and Secretary, Scudder Defined Contribution
                             Services, Inc.
                        Director, Vice President and Secretary, Scudder Capital Asset Corporation

                        Director, Vice President and Secretary, Scudder Capital Stock Corporation
                        Director, Vice President and Secretary, Scudder Capital Planning Corporation
                        Director, Vice President and Secretary, SS&C Investment Corporation
                        Director, Vice President and Secretary, SIS Investment Corporation
                        Director, Vice President and Secretary, SRV Investment Corporation
                        Director, Vice President and Secretary, Scudder Brokerage Services, Inc.
                        Director, Korea Bond Fund Management Co., Ltd.

Markus Rohrbasser       Director, Scudder Kemper Investments, Inc.**
                        Member Corporate Executive Board, Zurich Insurance Company of Switzerland
                        President, Director, Chairman of the Board, ZKI Holding Corporation

Cornelia M. Small       Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani       Director, President, Chief Executive Officer, Scudder Kemper Investments,
                             Inc.**
                        Director, Scudder, Stevens & Clark Japan, Inc.###

                        President & Director, Scudder, Stevens & Clark Overseas Corporationo oo
                        President & Director, Scudder, Stevens & Clark Corporation**
                        Director, Scudder Realty Advisors, Inc.x
                        Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy
                             of Luxembourg

        *       Two International Place, Boston, MA
        x       333 South Hope Street, Los Angeles, CA
        **      345 Park Avenue, New York, NY
        #       Socjete Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B
                34.564
        ***     Toronto, Ontario, Canada
        XXX     Grand Cayman, Cayman Islands, British West Indies
        oo      20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
        ###     1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b) Information on the officers and directors of Kemper
Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                                                                      POSITIONS AND
                              POSITIONS AND OFFICES                   OFFICES WITH
         NAME                   WITH UNDERWRITER                       REGISTRANT
         ----                    ----------------                      ----------
James L. Greenawalt         President                                      None
Thomas W. Littauer          Director, Chief Executive Officer          Vice President
Kathryn L. Quirk            Director, Secretary, Chief Legal
                            Officer & Vice President                  Vice President


James J. McGovern           Chief Financial Officer
                            & Vice President                               None


Linda J. Wondrack           Vice President & Chief
                            Compliance Officer                             None


Paula Gaccione              Vice President                                 None
Michael E. Harrington       Vice President                                 None
Robert A. Rudell            Vice President                                 None
William M. Thomas           Vice President                                 None
Elizabeth C. Werth          Vice President                          Assistant Secretary
Todd N. Gierke              Assistant Treasurer                            None
Philip J. Collora           Assistant Secretary                        Vice President,
                                                                    Secretary & Treasurer
Paul J. Elmlinger           Assistant Secretary                            None
Diane E. Ratekin            Assistant Secretary                            None
Daniel Pierce               Director, Chairman                           Director
Mark S. Casady              Director, Vice Chairman                     President
Stephen R. Beckwith         Director                                       None

         (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All such accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc. and Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the custodian and transfer agent, Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or at the offices of the Shareholder Service Agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.


ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.


     (b) Not applicable.



     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  S I G N A T U R E S

                  Pursuant to the requirements of the Securities Act of
             1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 27th day of April, 1998.
                                         KEMPER HIGH YIELD SERIES

                                         By /s/ Mark S. Casady
                                           ------------------------------
                                           Mark S. Casady, President

                   Pursuant to the requirements of the Securities Act of
             1933, this Registration Statement has been signed below on April 27, 1998 on behalf of the following persons in the capacities indicated.
                            Signature                  Title
                            ---------                  -----

                       /s/Mark S. Casady               President
             --------------------------------------
                       Mark S. Casady

             --------------------------------------
                       /s/Daniel Pierce *              Chairman and Trustee

             --------------------------------------
                       /s/David W. Belin*              Trustee

             --------------------------------------
                       /s/Lewis A. Burnham*            Trustee

             --------------------------------------
                       /s/Donald L. Dunaway*           Trustee

             --------------------------------------
                       /s/Robert B. Hoffman*           Trustee

             --------------------------------------
                       /s/Donald R. Jones*             Trustee

             --------------------------------------
                       /s/Shirley D. Peterson*         Trustee

             --------------------------------------
                       /s/William P. Sommers*          Trustee

             --------------------------------------
                       /s/Edmond D. Villani*           Trustee

             --------------------------------------
                       /s/Philip J. Collora            Treasurer

             *Philip J. Collora signs this document pursuant to powers of attorney filed herewith.


                                            /s/ Philip J. Collora
                                         --------------------------------
                                            Philip J. Collora

                            KEMPER HIGH YIELD SERIES

                               INDEX TO EXHIBITS


         Exhibits
         99.B1       Amended and Restated Agreement and Declaration of Trust*
         99.B1(b)    Written Instrument Establishing New Trust Name*
         99.B2       By-Laws*
         99.B3       Inapplicable
         99.B4(a)    Text of Share Certificate*
         99.B4(b)    Amended and Restated Written Instrument Establishing and
                     Designating Separate Classes of Shares*
         99.B4(c)    Written Instrument Establishing and Designating New Series*
         99.B4(d)    Written Instrument Establishing and Designating New Series
                     Name*
         99.B5(a)    Investment Management Agreement (High Yield)
         99.B5(b)    Investment Management Agreement (High Yield Opportunity)
         99.B6(a)    Underwriting and Distribution Services Agreement
         99.B6(b)    Selling Group Agreement*
         99.B7       Inapplicable
         99.B8(a)    Custody Agreement (Form 1)*
         99.B8(b)    Custody Agreement (Form 2)*
         99.B9(a)    Agency Agreement*
         99.B9(b)    Supplement to Agency Agreement*
         99.B9(c)    Administrative Services Agreement*
         99.B9(d)    Fund Accounting Agreement (High Yield)
         99.B9(e)    Fund Accounting Agreement (High Yield Opportunity)
         99.B10      Inapplicable
         99.B11      Consent of Independent Auditors
         99.B12      Inapplicable
         99.B13      Inapplicable
         99.B14(a)   Kemper Retirement Plan Prototype*
         99.B14(b)   Model Individual Retirement Account*
         99.B15      Form of Amended and Restated 12b-1 Plan (Class B and Class C
                     shares)*
         99.B16      Performance Calculations*
         99.B18      Multi-Distribution System Plan*
         99.B24      Powers of Attorney
         99.485(b)   Representation of Counsel (Rule 485(b))
         27.         Financial Data Schedule


---------------
 * Incorporated herein by reference to the Amendment to Registrant's Registration Statement on Form N-1A identified below.


                                                                POST-EFFECTIVE
                        EXHIBIT NO.                             AMENDMENT NO.     DATE OF FILING
                        -----------                             --------------    --------------
1, 2, 4(a), 8(a), 8(b), 9(a), 14(a) and 14(b)...............          29             11/30/95
4(b), 18....................................................          30             12/20/96
1(b), 4(c), 4(d), 9(b), 9(c), 16............................          32              9/23/97
6(b), 15....................................................          33             12/30/97